UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-63238
File No. 811-07742

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	60	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	61

(Check appropriate box or boxes)

VOYAGEUR MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA			19106-2354
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.

Taylor Brody, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600, Philadelphia, PA 19103

(215) 564-8099

(215) 564-8071

Approximate Date of Proposed Public Offering:			December 29, 2020

It is proposed that this filing will become effective (check appropriate box):

/ X /	immediately upon filing pursuant to paragraph (b)
// //	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 60 to Registration File No. 033-63238 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectuses (2)
4.	Part B – Statements of Additional Information (2)
5.	Part C - Other Information (1)
6.	Signatures
7.	Exhibits

This Post-Effective Amendment relates only to the Class A, Class C and Institutional Class shares of the Registrant's series, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund and Delaware National High-Yield Municipal Bond Fund.

(1)

This Post-Effective Amendment contains one common Prospectus and Statement of Additional Information for six registrants and one other common Prospectus and Statement of Additional Information for two registrants. Each registrant offers its shares in one or more series. The Part C contained in this Post-Effective Amendment relates only to the Registrant's five series. Post-effective amendments, each of which includes the applicable common Prospectus and Statement of Additional Information and its own Part C, also are being filed for each of the six other registrants.

The Prospectus and Statement of Additional Information contained in this Post-Effective Amendment that relate to the Class A, Class C and Institutional Class shares of the Registrant's series; Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund also relate to the shares of Delaware Tax-Free Arizona Fund series of Voyageur Insured Funds; Delaware Tax-Free Minnesota Intermediate Fund series of Voyageur Intermediate Tax Free Funds; Delaware Tax-Free Colorado Fund series of Voyageur Mutual Funds II; Delaware Tax-Free Minnesota Fund series of Voyageur Tax Free Funds; and Delaware Tax-Free Pennsylvania Fund series of Delaware Group State Tax-Free Income Trust.  Post-effective amendments which include the Prospectus and Statement of Additional Information as they relate to the series of these other registrants as well as their own Part C are being filed for Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds II, Voyageur Tax Free Funds and Delaware Group State Tax-Free Income Trust.

The Prospectus and Statement of Additional Information contained in this Post-Effective Amendment that relate to the Class A, Class C and Institutional shares of the Registrant's Delaware National High-Yield Municipal Bond Fund series also relate to the shares of the Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, series of Delaware Group Tax-Free Fund. A separate post-effective amendment which includes the Prospectus and Statement of Additional Information as they relate to the Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund and includes its own Part C is being filed for Delaware Group Tax-Free Fund.

December 29, 2020

DELAWARE GROUP STATE TAX-FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

VOYAGEUR INSURED FUNDS

Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS

Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS

Delaware National High-Yield Municipal Bond Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Minnesota High-Yield Municipal Bond Fund

VOYAGEUR MUTUAL FUNDS II

Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS

Delaware Tax-Free Minnesota Fund

(each, a “Fund” and together, the “Funds”)

Supplement to the current Statutory Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”) for each Fund dated December 29, 2020

On November 18, 2020, the Board of Trustees approved a proposal to accelerate the automatic conversion of eligible Class C shares to Class A shares at net asset value from 10 years after purchase to 8 years after purchase. Related to this proposal, Class C share accounts with no broker-dealer will be converted to Class A shares at net asset value.  These changes will be effective on January 19, 2021 (the “Effective Date”).

1.Until the Effective Date, the following replaces the first five bullet points in the section of the Prospectus entitled “About your account – Choosing a share class – Class C” in each Fund’s Prospectus:

• Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

• In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges—Class C” below.

• Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

• For approximately ten years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

• Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately ten years after you buy Class C shares. Conversion may occur as late as one month after the tenth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

2.Until the Effective Date, the following bullet point is removed from the section of the Prospectus entitled “About your account – Choosing a share class – Class C” in each Fund’s Prospectus:

• Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

3.Until the Effective Date, the following replaces the applicable footnote to the chart or charts on Class C shares in the section of the Prospectus entitled “About your account – Dealer compensation” in each Fund’s Prospectus:

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately ten years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

4.Until the Effective Date, the following bullet point is removed from the section of the Prospectus entitled “About your account – Buying Class A shares at net asset value” in each Fund’s Prospectus:

• investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

5.Until the Effective Date, the following replaces the final sentence of the first paragraph in the section of the SAI entitled “Purchasing Shares – Comparison of Share Classes” in each Fund’s SAI:

Class C shares that automatically convert to Class A shares at the end of approximately 10 years after purchase will be subject to Class A shares’ annual Rule 12b-1 Plan expenses.

6.Until the Effective Date, the following replaces the section of the SAI entitled “Purchasing Shares – Contingent Deferred Sales Charge – Class C shares” in each Fund’s SAI:

Contingent Deferred Sales Charge—Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectuses for a list of the instances in which the CDSC is waived.

Approximately 10 years after purchase, the investor’s Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares’ ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

7.Until the Effective Date, the following replaces the section of the SAI entitled “Purchasing Shares – Automatic Conversion of Class C shares” in each Fund’s SAI:

Automatic Conversion of Class C shares

Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a "Conversion Date"). If the tenth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the tenth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C Shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

The first conversions of Class C shares into Class A shares as described above took place on June 18, 2018.

8.Until the Effective Date, the following replaces the section of the SAI entitled “Distributions and Taxes – Conversion of shares into shares of the same Fund” in each Fund’s SAI:

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

• the automatic conversion of Class C shares into Class A shares of the same Fund approximately ten years after purchase,

•the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

• the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

• the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 29, 2020.

Prospectus

Fixed income mutual funds

Nasdaq ticker symbols
	Class A	Class C	Institutional Class
Delaware Tax-Free Arizona Fund	VAZIX	DVACX	DAZIX
Delaware Tax-Free California Fund	DVTAX	DVFTX	DCTIX
Delaware Tax-Free Colorado Fund	VCTFX	DVCTX	DCOIX
Delaware Tax-Free Idaho Fund	VIDAX	DVICX	DTIDX
Delaware Tax-Free New York Fund	FTNYX	DVFNX	DTNIX
Delaware Tax-Free Pennsylvania Fund	DELIX	DPTCX	DTPIX
Delaware Tax-Free Minnesota Fund	DEFFX	DMOCX	DMNIX
Delaware Tax-Free Minnesota Intermediate Fund	DXCCX	DVSCX	DMIIX
Delaware Minnesota High-Yield Municipal Bond Fund	DVMHX	DVMMX	DMHIX

December 29, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summaries	1
Delaware Tax-Free Arizona Fund	1
Delaware Tax-Free California Fund	5
Delaware Tax-Free Colorado Fund	9
Delaware Tax-Free Idaho Fund	13
Delaware Tax-Free New York Fund	17
Delaware Tax-Free Pennsylvania Fund	21
Delaware Tax-Free Minnesota Fund	25
Delaware Tax-Free Minnesota Intermediate Fund	29
Delaware Minnesota High-Yield Municipal Bond Fund	33
How we manage the Funds	37
Our principal investment strategies	37
The securities in which the Funds typically invest	37
Other investment strategies	41
The risks of investing in the Funds	42
Disclosure of portfolio holdings information	46
Who manages the Funds	47
Investment manager	47
Portfolio managers	47
Manager of managers structure	48
Who’s who	48
About your account	50
Investing in the Funds	50
Choosing a share class	50
Dealer compensation	52
Payments to intermediaries	53
How to reduce your sales charge	53
Buying Class A shares at net asset value	54
Waivers of contingent deferred sales charges	55
How to buy shares	55
Calculating share price	56
Fair valuation	56
Document delivery	56
Inactive accounts	56
How to redeem shares	57
Low balance accounts	58
Investor services	58
Frequent trading of Fund shares (market timing and disruptive trading)	59
Dividends, distributions, and taxes	61
Financial highlights	65
Additional information	101

Fund summaries

Delaware Tax-Free Arizona Fund

What is the Fund’s investment objective?

Delaware Tax-Free Arizona Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.26%	0.26%	0.26%
Total annual fund operating expenses	1.01%	1.76%	0.76%
Fee waivers and expense reimbursements	(0.17%)[2]	(0.17%)[2]	(0.17%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.84%	1.59%	0.59%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$532	$162	$262	$60
3 years	$741	$538	$538	$226
5 years	$967	$938	$938	$406
10 years	$1,616	$2,059	$2,059	$926

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Arizona state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and Arizona state personal income taxes. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Arizona Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.80%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.96% for the quarter ended Mar. 31, 2014, and its lowest quarterly return was -4.98% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.37%	2.32%	3.58%
Class A return after taxes on distributions	2.37%	2.32%	3.56%
Class A return after taxes on distributions and sale of Fund shares	2.74%	2.52%	3.58%
Class C return before taxes	5.33%	2.47%	3.28%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	7.41%	3.54%	4.90%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Arizona. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free California Fund

Effective as of close of business on Dec. 4, 2020, Delaware Tax-Free California II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free California Fund.

What is the Fund’s investment objective?

Delaware Tax-Free California Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.23%	0.23%	0.23%
Total annual fund operating expenses	1.03%	1.78%	0.78%
Fee waivers and expense reimbursements	(0.21%)(2)	(0.21%)(2)	(0.21%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.82%	1.57%	0.57%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.57% of the Fund’s average daily net assets from Dec. 4, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$530	$160	$260	$58
3 years	$743	$540	$540	$228
5 years	$974	$945	$945	$413
10 years	$1,635	$2,077	$2,077	$946

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from California state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and California state personal income taxes. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free California Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Year Total Return	2.88%	11.28%	11.61%	-5.03%	12.25%	3.95%	0.24%	6.39%	0.12%	7.88%

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.76%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 5.08% for the quarter ended Sept. 30, 2011, and its lowest quarterly return was -5.79% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years or lifetime
Class A return before taxes	3.00%	2.71%	4.53%
Class A return after taxes on distributions	2.72%	2.64%	4.49%
Class A return after taxes on distributions and sale of Fund shares	3.20%	2.83%	4.36%
Class C return before taxes	6.07%	2.89%	4.23%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	8.14%	3.94%	5.33%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free Colorado Fund

What is the Fund’s investment objective?

Delaware Tax-Free Colorado Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax in Colorado as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.96%	1.71%	0.71%
Fee waivers and expense reimbursements	(0.14%)[2]	(0.14%)[2]	(0.14%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.82%	1.57%	0.57%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.57% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$530	$160	$260	$58
3 years	$729	$525	$525	$213
5 years	$944	$915	$915	$381
10 years	$1,563	$2,008	$2,008	$869

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Colorado state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and Colorado state personal income taxes. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Colorado Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 2.19%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.36% for the quarter ended Sept. 30, 2011, and its lowest quarterly return was -4.97% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.04%	2.42%	3.73%
Class A return after taxes on distributions	2.04%	2.42%	3.73%
Class A return after taxes on distributions and sale of Fund shares	2.49%	2.62%	3.71%
Class C return before taxes	5.07%	2.58%	3.43%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	7.15%	3.63%	4.99%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Colorado. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free Idaho Fund

What is the Fund’s investment objective?

Delaware Tax-Free Idaho Fund seeks as high a level of current income exempt from federal income tax and from Idaho personal income taxes as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.22%	0.22%	0.22%
Total annual fund operating expenses	1.02%	1.77%	0.77%
Fee waivers and expense reimbursements	(0.16%)(2)	(0.16%)(2)	(0.16%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.86%	1.61%	0.61%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.61% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$534	$164	$264	$62
3 years	$745	$542	$542	$230
5 years	$973	$944	$944	$412
10 years	$1,628	$2,071	$2,071	$939

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Idaho state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and Idaho state personal income taxes. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Idaho Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Year Total Return	1.55%	8.38%	5.24%	-5.17%	8.55%	2.87%	0.44%	4.23%	0.81%	6.67%

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.78%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.62% for the quarter ended June 30, 2011, and its lowest quarterly return was -4.60% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years or lifetime
Class A return before taxes	1.83%	2.03%	2.80%
Class A return after taxes on distributions	1.83%	2.03%	2.80%
Class A return after taxes on distributions and sale of Fund shares	2.31%	2.25%	2.90%
Class C return before taxes	4.88%	2.21%	2.51%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	6.93%	3.23%	4.19%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal incomes taxes and state personal income taxes for residents of Idaho. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free New York Fund

Effective as of close of business on Dec. 4, 2020, Delaware Tax-Free New York II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free New York Fund.

What is the Fund’s investment objective?

Delaware Tax-Free New York Fund seeks as high a level of current income exempt from federal income tax and from New York state personal income taxes as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.25%	0.25%	0.25%
Total annual fund operating expenses	1.05%	1.80%	0.80%
Fee waivers and expense reimbursements	(0.25%)(2)	(0.25%)(2)	(0.25%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.80%	1.55%	0.55%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.55% of the Fund’s average daily net assets from Dec. 4, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$528	$158	$258	$56
3 years	$745	$542	$542	$230
5 years	$980	$952	$952	$420
10 years	$1,653	$2,095	$2,095	$967

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from New York state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and New York state personal income taxes. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free New York Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Year Total Return	2.17%	9.96%	9.93%	-5.53%	11.69%	3.84%	0.33%	5.32%	0.20%	7.66%

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.43%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.00% for the quarter ended Sept. 30, 2011, and its lowest quarterly return was -5.10% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years or lifetime
Class A return before taxes	2.81%	2.47%	3.95%
Class A return after taxes on distributions	2.63%	2.44%	3.93%
Class A return after taxes on distributions and sale of Fund shares	2.93%	2.59%	3.82%
Class C return before taxes	5.87%	2.66%	3.65%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	7.93%	3.69%	5.04%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of New York. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free Pennsylvania Fund

What is the Fund’s investment objective?

Delaware Tax-Free Pennsylvania Fund seeks as high a level of current income exempt from federal income tax and from Pennsylvania state personal income tax as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.24%	1.00%	none
Other expenses	0.13%	0.13%	0.13%
Total annual fund operating expenses	0.92%	1.68%	0.68%
Fee waivers and expense reimbursements	(0.09%)[2]	(0.09%)[2]	(0.09%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.83%	1.59%	0.59%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. The Fund’s Class A shares also are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992 and 0.25% on all shares acquired on or after June 1, 1992.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$531	$162	$262	$60
3 years	$722	$521	$521	$208
5 years	$928	$904	$904	$370
10 years	$1,522	$1,980	$1,980	$838

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities that provide income that is exempt from federal income tax, including the federal alternative minimum tax, and the personal income taxes of the Commonwealth of Pennsylvania. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are securities issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and the personal income taxes of the Commonwealth of Pennsylvania. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Pennsylvania Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.84%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.44% for the quarter ended June 30, 2011, and its lowest quarterly return was -4.75% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	2.43%	2.40%	3.81%
Class A return after taxes on distributions	2.14%	2.34%	3.76%
Class A return after taxes on distributions and sale of Fund shares	2.88%	2.61%	3.79%
Class C return before taxes	5.44%	2.58%	3.49%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	7.64%	3.63%	4.92%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of the Commonwealth of Pennsylvania. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free Minnesota Fund

What is the Fund’s investment objective?

Delaware Tax-Free Minnesota Fund seeks as high a level of current income exempt from federal income tax and from Minnesota state personal income taxes as is consistent with preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.14%	0.14%	0.14%
Total annual fund operating expenses	0.93%	1.68%	0.68%
Fee waivers and expense reimbursements	(0.08%)[2]	(0.08%)[2]	(0.08%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.85%	1.60%	0.60%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$533	$163	$263	$61
3 years	$725	$522	$522	$210
5 years	$934	$905	$905	$371
10 years	$1,535	$1,980	$1,980	$839

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Minnesota state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund is required to derive at least 95% of its income from Minnesota obligations in order for any of its income to be exempt from Minnesota state personal income taxes. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. Under normal circumstances, the Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Minnesota Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.73%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.16% for the quarter ended June 30, 2011, and its lowest quarterly return was -4.31% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	1.86%	2.01%	3.44%
Class A return after taxes on distributions	1.77%	1.97%	3.37%
Class A return after taxes on distributions and sale of Fund shares	2.24%	2.23%	3.43%
Class C return before taxes	4.86%	2.19%	3.14%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	6.93%	3.22%	4.24%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Minnesota. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Tax-Free Minnesota Intermediate Fund

What are the Fund’s investment objectives?

Delaware Tax-Free Minnesota Intermediate Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income taxes, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.27%	0.27%	0.27%
Total annual fund operating expenses	1.02%	1.77%	0.77%
Fee waivers and expense reimbursements	(0.31%)[2]	(0.21%)[2]	(0.21%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.71%	1.56%	0.56%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.56% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund’s Class A shares’ 12b-1 fees to no more than 0.15% of the Class A shares' average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager or Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$346	$159	$259	$57
3 years	$561	$537	$537	$225
5 years	$793	$940	$940	$407
10 years	$1,461	$2,067	$2,067	$935

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Minnesota state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund is required to derive at least 95% of its income from Minnesota obligations in order for any of its income to be exempt from Minnesota state personal income taxes. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. Under normal circumstances, the Fund will maintain a dollar-weighted average effective maturity of more than 3 years but less than 10 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free Minnesota Intermediate Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.45%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.20% for the quarter ended June 30, 2011, and its lowest quarterly return was -3.60% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	3.16%	2.04%	3.02%
Class A return after taxes on distributions	3.16%	2.01%	3.00%
Class A return after taxes on distributions and sale of Fund shares	3.01%	2.21%	3.02%
Class C return before taxes	4.13%	1.76%	2.45%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	6.19%	2.78%	3.47%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.83%	3.20%	3.93%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Minnesota. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Delaware Minnesota High-Yield Municipal Bond Fund

What is the Fund’s investment objective?

Delaware Minnesota High-Yield Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and from Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.17%	0.17%	0.17%
Total annual fund operating expenses	0.97%	1.72%	0.72%
Fee waivers and expense reimbursements	(0.08%)(2)	(0.08%)(2)	(0.08%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.89%	1.64%	0.64%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.64% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$537	$167	$267	$65
3 years	$737	$534	$534	$222
5 years	$955	$926	$926	$393
10 years	$1,579	$2,024	$2,024	$887

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Minnesota state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund is required to derive at least 95% of its income from Minnesota obligations in order for any of its income to be exempt from Minnesota state personal income taxes. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Fund may invest in insured municipal bonds. Under normal circumstances, the Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

The Fund may invest without limit in lower-rated municipal securities (“junk bonds”), which typically offer higher income potential and involve greater risk than higher-quality securities.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk — The risk that the value of securities in a particular industry or sector  (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Minnesota High-Yield Municipal Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Year Total Return	2.54%	10.63%	7.81%	-3.06%	9.68%	3.24%	0.3%	5.66%	0.58%	7.73%

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 1.13%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.51% for the quarter ended June 30, 2011, and its lowest quarterly return was -4.91% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Fund summaries

Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years or lifetime
Class A return before taxes	2.88%	2.51%	3.94%
Class A return after taxes on distributions	2.88%	2.51%	3.94%
Class A return after taxes on distributions and sale of Fund shares	2.86%	2.63%	3.85%
Class C return before taxes	5.92%	2.69%	3.64%
Institutional Class return before taxes (lifetime: 12/31/13–12/31/19)	8.10%	3.72%	4.77%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Minnesota. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How we manage the Funds

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for a particular Fund.

The Funds will invest primarily in tax-exempt obligations of issuers in their respective states.

The Funds may also invest in securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are exempt from federal income tax and the applicable state’s personal income taxes. Although Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund may invest in securities issued by US territories and possessions, these Funds will not typically invest a substantial portion of their respective assets in such securities because these Funds are required to derive at least 95% of their income from Minnesota obligations in order for any of their income to be exempt from Minnesota state personal income taxes.

The Funds will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Manager may sell securities for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; to honor redemption requests; or to address a weakening credit situation. As a result, the Funds may realize capital gains that could be taxable to shareholders or they may realize losses.

Delaware Tax-Free Minnesota Intermediate Fund will generally have a dollar-weighted average effective maturity of more than 3 years but less than 10 years. This is a more conservative strategy than funds with longer dollar-weighted average effective maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall. The remaining Funds described in this prospectus will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

Each Fund’s investment objective is nonfundamental. This means that each Fund’s Board of Trustees (each a “Board” and together, the “Boards”) may change the objective without obtaining shareholder approval. If the objective were changed, a Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Funds typically invest

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income tax and may also be free of state income taxes in the state where they are issued.

Please see the Funds’ SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Tax-exempt obligations

Tax-exempt obligations are commonly known as municipal bonds. These are debt obligations issued by or for a state, territory, or possession, its agencies or instrumentalities, municipalities, or other political subdivisions. The interest on these debt obligations can generally be excluded from federal income tax as well as personal income taxes in the state, territory, or possession where the bond is issued. Determination of a bond’s tax-exempt status is based on the opinion of the bond issuer’s legal counsel. Tax-exempt obligations may include securities subject to the alternative minimum tax.

How the Funds use them: Under normal conditions, each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) will invest at least 80% of its respective assets (and without limit for Delaware Tax-Free Pennsylvania Fund) in tax-exempt debt obligations rated in the top four quality grades by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO), or in unrated tax-exempt obligations if, in the Manager’s opinion, they are equivalent in quality to being rated in the top four quality grades. These bonds may include general obligation bonds and revenue bonds.

Delaware Minnesota High-Yield Municipal Bond Fund may invest in both investment grade and below-investment-grade debt obligations. Investment grade debt obligations are bonds rated in the top four quality grades by S&P or similarly rated by another NRSRO, or in the case of unrated tax-exempt obligations, if, in the Manager’s opinion, they are equivalent in quality to being rated in the top four quality grades. Below-investment-grade debt obligations are rated below the top four quality grades by S&P or similarly rated by another NRSRO or, in the case of unrated tax-exempt obligations, if, in the Manager’s opinion, they are equivalent in quality to being rated below the top four quality grades. Both investment grade and below-investment-grade bonds may include general obligation bonds and revenue bonds.

How we manage the Funds

Delaware Minnesota High-Yield Municipal Bond Fund may invest all or a portion of its assets in higher grade securities if the Manager determines that abnormal market conditions make investing in lower-rated securities inconsistent with shareholders’ best interests.

High yield, high-risk municipal bonds (junk bonds)

High yield, high-risk municipal bonds are municipal debt obligations lower than BBB- by S&P or Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another NRSRO) or, if unrated, of comparable quality. High yield bonds, also known as “junk bonds,” are issued by issuers that have lower credit quality and may have difficulty repaying principal and interest.

How the Funds use them: Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high yield, high-risk fixed income securities.

Delaware Minnesota High-Yield Municipal Bond Fund may invest without limit in high yield, high-risk fixed income securities.

General obligation bonds

General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power.

How the Funds use them: Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest without limit in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Delaware Minnesota High-Yield Municipal Bond Fund may invest without limit in general obligation bonds.

Revenue bonds

Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax, or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.

How the Funds use them: Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest without limit in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Delaware Minnesota High-Yield Municipal Bond Fund may invest without limit in revenue bonds.

Insured municipal bonds

Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. However, there is no assurance that the insurance company will meet its obligations. Insured obligations are typically rated in the top quality grades by an NRSRO.

How the Funds use them: The Funds may invest without limit in insured bonds. It is possible that a substantial portion of a Fund’s portfolio may consist of municipal bonds that are insured by a single insurance company.

Insurance is available on uninsured bonds and a Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a bond provides an investment opportunity at least comparable to owning other available insured securities.

The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of a Fund.

Private activity or private placement bonds

Private activity bonds are municipal bonds whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds and privately owned sports facilities. Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax, if applicable, under the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Private placement bonds are bonds sold directly to qualified institutional investors or accredited investors, such as banks, mutual funds, insurance companies, pension funds, and foundations. Private placement bonds do not require registration with the US Securities and Exchange Commission, provided the securities are bought for investment purposes rather than resale. Privately placed bonds encompass a wide variety of fixed income investments including corporate obligations and real estate-related, project finance, and asset-backed loans.

How the Funds use them: Under normal circumstances, each Fund may invest without limit in private activity bonds or private placement bonds, except that a Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income tax and applicable state personal income taxes.

Inverse floaters

Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Certain inverse floater programs may be considered a form of borrowing.

How the Funds use them: Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. However, a Fund’s investments in taxable securities (including investments in inverse floaters on taxable securities) combined with its investments in securities rated below investment grade are limited to 20% of the Fund’s net assets. Delaware Minnesota High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

Delaware Minnesota High-Yield Municipal Bond Fund may invest up to 25% of its net assets in inverse floaters.

Where a Fund has invested in inverse floaters that are deemed to be borrowings, the Fund will designate cash and liquid securities in an amount sufficient to terminate the inverse floater program, and will adjust the value of those designated assets on a daily basis.

Advance refunded bonds

Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow-secured bonds will often receive a rating of AAA from S&P and Aaa from Moody’s.

How the Funds use them: The Funds may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds US Treasurys.

Short-term tax-free instruments

Short-term tax-free instruments include instruments such as tax-exempt commercial paper and general obligation, revenue, and project notes, as well as variable floating-rate demand obligations.

How the Funds use them: The Funds may invest without limit in high-quality, short-term tax-free instruments and “floating-rate” and “variable-rate” obligations.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Funds use them: The Funds may invest in futures, options, and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a Fund’s cash, short-term debt securities, and other money market instruments at times when the Fund’s assets are not fully invested. Each Fund may only enter into these transactions for hedging purposes if it is consistent with its investment objective and policies.

A Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable instruments and securities rated below investment grade (other than Delaware Minnesota High-Yield Municipal Bond Fund). Delaware Minnesota High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

At times when the Manager anticipates adverse conditions, it may want to protect gains on securities or swap agreements for a Fund without actually selling them. The Manager might use futures or options on futures to seek to neutralize the effect of any price declines, without selling the securities or swap agreements.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

How we manage the Funds

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Funds use them: Typically, each Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, a Fund must have collateral of at least 102% of the repurchase price. A Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, a Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Funds use them: Each Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Funds use them: Each Fund may invest up to 15% of its net assets in illiquid investments.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Funds use them: Each Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. Each Fund may also use interest rate swaps to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a Fund invests in and also as a substitute for futures, options, or forward contracts if such contracts are not directly available to the Fund on favorable terms. A Fund enters into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps (subject to its 15% limitation on the aggregate notional amount of credit default swaps when the Fund is selling protection on a security or purchasing protection on a security that the Fund does not own), and other taxable investments and securities that are rated below investment grade (other than Delaware Minnesota High-Yield Municipal Bond Fund). Delaware Minnesota High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to seek to neutralize the effect of any price declines without selling the securities.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

Municipal leases and certificates of participation

Certificates of participation (COPs) are widely used by state and local governments to finance the purchase of property and facilities. COPs are like installment purchase agreements. A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the holders of the bonds. Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.

How the Funds use them: Each Fund may invest without limit in investment grade municipal lease obligations (primarily through COPs), which are rated in the top four quality grades by S&P, similarly rated by another NRSRO, or those that are deemed to be of comparable quality by the Manager.

The Funds (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest in below-investment-grade municipal lease obligations (primarily through COPs), subject to the Funds’ overall 20% of net assets limit in below-investment-grade securities. Delaware Minnesota High-Yield Municipal Bond Fund may invest without limit in below-investment-grade municipal lease obligations.

As with a Fund’s other investments, the Manager expects the Fund’s investments in municipal lease obligations to be exempt from regular federal income tax. Each Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property will be less than the amount the municipality was paying.

Zero coupon bonds

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their respective face amount or par value.

How the Funds use them: Each Fund may invest in zero coupon bonds. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. The bonds may have certain tax consequences which, under certain conditions, could be adverse to a Fund.

Other investment strategies

Downgraded quality ratings

The credit quality restrictions described above for each Fund apply only at the time of purchase. Each Fund may continue to hold a security whose quality rating has been lowered or in the case of an unrated bond, after the Manager has changed its assessment of the bond’s credit quality.

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Concentration

Depending on the supply of available bonds and how those bonds suit a Fund’s investment needs, the Fund may concentrate its investments (invest more than 25% of net assets) in a particular segment of the bond market such as the housing, healthcare, transportation, education, and/or utility sectors. Each Fund may also invest more than 25% of total assets in industrial development bonds. Each Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

How we manage the Funds

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objective. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Funds. You should also note that the failure of an issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, in some cases retroactively to the date the security was issued. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps and inverse floaters may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be off-set by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Funds strive to manage it: Interest rate risk is generally the most significant risk for each Fund. Because interest rate movements can be unpredictable, the Manager does not try to increase return by aggressively capitalizing on interest rate moves. The Manager does attempt to manage the duration of a Fund in order to take advantage of the Manager’s market outlook, especially on a longer term basis.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Funds strive to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can continue to provide returns over an extended time frame regardless of interim market fluctuations in the bond market. In evaluating the use of an index swap, the Manager carefully considers how market changes could affect the swap and how that compares to a Fund investing directly in the market the swap is intended to represent.

Industry and sector risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

How the Funds strive to manage them: Each Fund generally spreads its assets across different types of municipal bonds and among bonds representing different industries, sectors, and regions within a state in order to try to minimize the impact that a poorly performing security would have on the Fund. The Manager also follows a rigorous selection process before choosing securities for the portfolios.

Where the Manager feels there is a limited supply of appropriate investments, the Manager may concentrate (invest more than 25% of net assets) each Fund's investments in just a few industries or sectors. This will expose a Fund to greater industry and sector risk.

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact fund performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by municipalities whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation may be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

In the case of municipal bonds, issuers may be affected by poor economic conditions in their states.

How the Funds strive to manage it: The Manager conducts careful credit analysis of individual bonds; a Fund focuses on high-quality bonds and limits its holdings of bonds rated below investment grade (except for Delaware Minnesota High-Yield Municipal Bond Fund). A Fund also holds a number of different bonds in its portfolio. All of this is designed to help reduce credit risk.

Delaware Minnesota High-Yield Municipal Bond Fund is subject to significant credit risk due to its investments in lower-quality, high yielding bonds.

High yield, high-risk municipal bond (junk bond) risk

Investing in so-called “junk bonds” entails the risk of principal loss because they are rated below investment grade. As a result, junk bonds are subject to a greater risk of loss than investment grade bonds. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Although experts disagree on the impact recessionary periods have had and will have on high yield municipal bonds, some analysts believe a protracted economic downturn would adversely affect the value of outstanding bonds and the ability of high yield issuers to repay principal and interest. In particular, for a high yield revenue bond, adverse economic conditions to the particular project or industry that backs the bond would pose a significant risk.

How the Funds strive to manage it: Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) limits the amount of the portfolio that may be invested in lower-quality, higher yielding bonds.

This is a significant risk for Delaware Minnesota High-Yield Municipal Bond Fund. In striving to manage this risk, the Fund generally holds a number of different bonds representing a variety of industries and municipal projects, seeking to minimize the effect that any one bond may have on the portfolio.

Call risk

Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing an investor to reinvest his or her money at interest rates that might be lower than rates on the called bond.

How the Funds strive to manage it: The Manager takes into consideration the likelihood of prepayment when it selects bonds and, in certain environments, may look for bonds that have protection against early prepayment.

IBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Funds strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Funds or the financial instruments in which the Funds invest cannot yet be determined.  However, the Funds try to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Funds and the financial

How we manage the Funds

instruments in which the Funds invest in order to minimize any potential impact on the Funds.  In addition, the Funds typically invest in a number of different securities in a variety of sectors in order to minimize the impact to the Funds of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Funds strive to manage it: Each Fund’s exposure to illiquid investments is limited to no more than 15% of its net assets.

A less liquid secondary market may have an adverse effect on a Fund’s ability to dispose of particular issues, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, the Manager evaluates the size of a bond issuance as a way to anticipate its likely liquidity level.

Swap agreements may be treated as illiquid investments, but swap dealers may be willing to repurchase interest rate swaps within seven calendar days.

Geographic concentration risk

Geographic concentration risk is the risk that a fund that concentrates on investments from a particular state, region, or US territory or possession could be adversely affected by political and economic conditions in that state, region, or US territory or possession. There is also the risk that an inadequate supply of municipal bonds exists in a particular state or US territory or possession.

How the Funds strive to manage it: Each Fund invests primarily in a specific state and is subject to geographic concentration risk. For the Funds that invest in municipal debt obligations issued by US territories and possessions, they are also subject to this risk with respect to their investments in such US territories and possessions. In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody’s, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, the Manager carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, the Manager believes these economies are broad enough to satisfy a Fund’s investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

Alternative minimum tax risk

If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

How the Funds strive to manage it: Under normal circumstances, each Fund will not invest more than 20% of its assets in bonds whose income is subject to the federal alternative minimum tax.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules.  These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Funds strive to manage it: The Funds will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Funds strive to manage it: The Manager tries to minimize this risk by considering the creditworthiness of all counterparties before it enters into transactions with them. A Fund will hold collateral from counterparties consistent with applicable regulations.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Funds strive to manage it: The Funds will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

While a fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.

How the Funds strive to manage it: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for each Fund. The Manager typically diversifies a Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are

How we manage the Funds

increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

How the Funds strive to manage it: The Funds maintain a long-term investment approach. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Funds may hold securities for any amount of time, they generally do not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds’ investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Sept. 30, 2020, $172.7 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.  For its services to the Funds, the Manager was paid an aggregate fee, net of fee waivers (if applicable), during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Tax-Free Arizona Fund	0.33%
Delaware Tax-Free California Fund	0.34%
Delaware Tax-Free Colorado Fund	0.43%
Delaware Tax-Free Idaho Fund	0.39%
Delaware Tax-Free New York Fund	0.30%
Delaware Tax-Free Pennsylvania Fund	0.46%
Delaware Tax-Free Minnesota Fund	0.46%
Delaware Tax-Free Minnesota Intermediate Fund	0.29%
Delaware Minnesota High-Yield Municipal Bond Fund	0.47%

A discussion of the basis for the Boards’ approval of the Funds’ investment advisory contract is available in the Funds’ annual reports to shareholders for the fiscal year ended Aug. 31, 2020.

Portfolio managers

Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden have an equal role in the management of the Funds. Mr. Gizzi, Mr. Czepiel, and Mr. van Roden assumed primary responsibility for making day-to-day investment decisions for the Funds in December 2012, July 2007, and December 2017, respectively.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for the taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management (MIM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management (MIM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden, Senior Vice President, Head of Municipal Trading, Portfolio Manager
Jake van Roden is head of the firm’s municipal trading. He is also a portfolio manager for the firm’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include the closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management (MIM) in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Who manages the Funds

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds  without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A and Class C shares of each Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•Class A shares have an upfront sales charge of up to 4.50% (2.75% for Delaware Tax-Free Minnesota Intermediate Fund) that you pay when you buy the shares.

•If you invest $100,000 or more, your front-end sales charge will be reduced.

•You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% (currently limited to 0.15% for Delaware Tax-Free Minnesota Intermediate Fund) of average daily net assets. See “Dealer compensation” below for further information. The Board has adopted a formula for calculating 12b-1 plan expenses for the Class A shares of Delaware Tax-Free Pennsylvania Fund. The total 12b-1 fee to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing the shares that were acquired prior to June 1, 1992 and 0.25% of the average daily net assets representing the shares that were acquired on or after June 1, 1992. All Class A shareholders will bear the Class A 12b-1 fee at the same rate, the blended rate based upon the allocation of the 0.10% and 0.25% rates described above. See “Dealer compensation” below for further information.

•Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Delaware Tax-Free Minnesota Intermediate Fund
Less than $100,000	2.75%	3.23%

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
$100,000 but less than $250,000	2.00%	2.44%
$250,000 or more	none*	none*

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares prior to Dec. 2, 2019, or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares on or after Dec. 2, 2019, you will have to pay a Limited CDSC of 0.75% if you redeem shares of these shares within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested

Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free Minnesota Fund, and Delaware Minnesota High-Yield Municipal Bond Fund

Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, for shares of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free Minnesota Fund, or Delaware Minnesota High-Yield Municipal Bond Fund prior to Dec. 2, 2019 or for shares of Delaware Tax-Free California Fund or Delaware Tax-Free New York Fund prior to July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares, for shares of the Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Pennsylvania Fund, Delaware Tax-Free Minnesota Fund, and Delaware Minnesota High-Yield Municipal Bond Fund on or after Dec. 2, 2019 or for shares of Delaware Tax-Free California Fund or Delaware Tax-Free New York Fund on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C

•Class C shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•You may purchase only up to $250,000 of Class C shares at any one time. Orders that equal or exceed $250,000 will be rejected.

•Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

•Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above

About your account

the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Institutional Class

•Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.

•Institutional Class shares are not subject to a CDSC.

•Institutional Class shares do not assess a 12b-1 fee.

•Institutional Class shares are available for purchase only by the following:

oa bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

oregistered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

oprograms sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

othrough a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

oprivate investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	The Tax-Free California Fund and Delaware Tax-Free New York Fund		Delaware Tax-Free Minnesota Intermediate Fund		The Funds (except Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Minnesota Intermediate Fund)
	Class A1	Class C2	Class A1	Class C2	Class A1	Class C2
Commission (%)	—	1.00%	—	1.00%	—	1.00%
Investment less than $100,000	4.00%	—	2.35%	—	4.00%	—
$100,000 but less than $250,000	3.00%	—	1.75%	—	3.00%	—
$250,000 but less than $500,000	2.00%	—	0.75%	—	1.00%	—
$500,000 but less than $1 million	1.60%	—	0.75%	—	1.00%	—
$1 million but less than $5 million	1.00%	—	0.75%	—	1.00%	—
$5 million but less than $25 million	0.50%	—	0.50%	—	0.50%	—
$25 million or more	0.25%	—	0.25%	—	0.25%	—
12b-1 fee to dealer	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.15% for Delaware Tax-Free Minnesota Intermediate Fund from Dec. 29, 2020 through Dec. 29, 2021. Additionally, Delaware Tax-Free Pennsylvania Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

About your account

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund’s Institutional Class, if applicable.

•Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

•investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

About your account

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service  (for Class A and Class C shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. For all other securities, we use methods approved by the Boards that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Boards have delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards and is subject to the Boards’ oversight.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

About your account

•By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the applicable fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Boards have adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

About your account

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Exempt-interest dividends. Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. These dividends may be taxable to corporate shareholders subject to a state's corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.

About your account

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining federal alternative minimum tax for noncorporate shareholders, unless such bonds were issued in 2009 or 2010.

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (IRS) or a state tax authority as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

Taxable income dividends. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities.  These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Capital gain distributions. Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Except as otherwise provided in the section below entitled “State tax considerations,” Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State tax considerations

The following sections address certain state income tax aspects of distributions from the Funds. However, it is for general information only and should not be construed as tax advice. You should consult your tax advisor before making an investment in a Fund. Unless otherwise noted, the discussion is limited to state income taxes applicable to individual shareholders. In addition, many states require that the portion of a Fund’s income that is exempt from taxation be specifically designated.

Arizona state taxation. Exempt-interest dividends paid by Delaware Tax-Free Arizona Fund are excluded from Arizona taxable income for purposes of the Arizona individual income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:

•obligations of the State of Arizona and its political subdivisions; or

•qualifying obligations of US territories and possessions that are exempt from state taxation under federal law.

California state taxation. Exempt-interest dividends paid by Delaware Tax-Free California Fund are excluded from California taxable income for purposes of the California personal income tax if:

•the dividends are derived from interest on obligations of the State of California and its political subdivisions, or qualifying obligations of US territories and possessions that are exempt from state taxation under federal law;

•the dividends paid do not exceed the amount of interest (minus certain nondeductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and

•the Fund properly identifies and designates the dividends as California exempt-interest dividends in a written notice mailed to shareholders.

Delaware Tax-Free California Fund may designate dividends as exempt-interest dividends (and therefore exempt from California income tax), only if:

•it qualifies as a regulated investment company under the Internal Revenue Code; and

•at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual.

Tax-exempt interest is not an item of preference (and not taken into account) for purposes of the California alternative minimum tax on individuals.

Distributions from Delaware Tax-Free California Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to the California Corporation Tax Law.

Colorado state taxation. Exempt-interest dividends paid by Delaware Tax-Free Colorado Fund are exempt from Colorado taxable income for purposes of the Colorado individual income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:

•obligations of the State of Colorado or its political subdivisions that are issued on or after May 1, 1980; and

•obligations of the State of Colorado or its political subdivisions that were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations.

Such exempt-interest dividends also should be excluded for purposes of calculating Colorado alternative minimum taxable income for individuals.

Exempt-interest dividends derived from qualifying obligations of US territories and possessions that are exempt from state taxation under federal law may also be exempt.

Idaho state taxation. Exempt-interest dividends paid by Delaware Tax-Free Idaho Fund are not subject to the Idaho personal income tax as long as the dividends are excluded from gross income for federal income tax purposes and are derived from:

•interest earned on bonds issued by the State of Idaho, its cities and political subdivisions; or

•interest earned on qualifying obligations of the US territories and possessions that are exempt from state taxation under federal law.

Minnesota state taxation. Exempt-interest dividends paid by Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund are exempt from taxable income for purposes of the Minnesota individual income tax provided that (i) such dividends are derived from tax-exempt interest on obligations of Minnesota and its political subdivisions, (ii) such dividends are excluded from gross income for federal income tax purposes, and (iii) the exempt-interest dividends from tax-exempt obligations of Minnesota and its political subdivisions represent 95% or more of the total exempt-interest dividends (including the portion of exempt-interest dividends exempt from state taxation under the laws of the United

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States) paid to shareholders by the Fund. If at least 95% of the total exempt-interest dividends are derived from municipal obligations of the state of Minnesota and its political subdivisions, that portion of such exempt-interest dividends is exempt from the Minnesota individual income tax and the portion of such exempt-interest dividends not derived from obligations of Minnesota and its political subdivisions is taxable for Minnesota individual income tax purposes.  If less than 95% of the total exempt-interest dividends are derived from obligations of the state of Minnesota and its political subdivisions, the full amount of such exempt-interest dividends is taxable for Minnesota individual income tax purposes.  As a matter of policy, the Fund will seek to earn at least 95% of its income from interest on municipal securities issued by Minnesota and its political subdivisions.

Dividends attributable to interest derived from qualifying obligations of the US may be excluded from Minnesota taxable income to the extent such interest was included in federal taxable income (however such obligations and the dividends therefrom could affect the ability of the Fund to satisfy the above-referenced 95% requirement with respect to obligations of Minnesota and its political subdivisions).

Exempt-interest dividends that are excluded from Minnesota regular taxable income but that are subject to the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Corporations that receive distributions from the Minnesota Funds, including exempt-interest dividends, may be subject to the Minnesota franchise tax imposed on corporations.

New York state and city taxation. Exempt-interest dividends paid by Delaware Tax-Free New York Fund are exempt taxable income for purposes of the New York state personal income tax and the New York City personal income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:

•obligations of the State of New York or its political subdivisions;

•qualifying obligations of US territories and possessions.

Shareholders that are subject to the New York state and New York City franchise taxes on business corporations and insurance companies should consult their tax advisors regarding the taxation of distributions attributable to or the value of shares of Delaware Tax-Free New York Fund.

Pennsylvania state taxation. Distributions paid by Delaware Tax-Free Pennsylvania Fund that are derived from interest on Pennsylvania state and municipal obligations or qualifying obligations of the US and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the US, will be exempt from Pennsylvania personal income tax. For shareholders who are residents of Philadelphia, income from these sources, as well as distributions paid by the Fund that are designated as capital gain dividends for federal income tax purposes, will also be exempt from Philadelphia School District investment income tax. Other Pennsylvania counties, cities, and townships generally do not tax individuals on unearned income.

Expenses to carry tax-exempt obligations. Note that in addition to the discussion of the various state income taxes above, interest on indebtedness incurred or continued to purchase or carry obligations, the income from which is exempt from state taxation, may not be deductible for state income tax purposes (or may be required to be added to the base upon which such taxes are imposed).

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Financial highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the annual reports, which are available upon request by calling 800 523-1918.

Delaware Tax-Free Arizona Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.70	$11.24	$11.48	$11.83	$11.44
Income (loss) from investment operations:
Net investment income[1]	0.33	0.37	0.36	0.37	0.38
Net realized and unrealized gain (loss)	(0.13)	0.46	(0.24)	(0.35)	0.39
Total from investment operations	0.20	0.83	0.12	0.02	0.77
Less dividends and distributions from:
Net investment income	(0.35)	(0.37)	(0.36)	(0.37)	(0.38)
Total dividends and distributions	(0.35)	(0.37)	(0.36)	(0.37)	(0.38)
Net asset value, end of period	$11.55	$11.70	$11.24	$11.48	$11.83
Total return[2]	1.79%	7.51%	1.11%	0.24%	6.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62,186	$62,033	$63,327	$66,839	$74,556
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived	1.01%	1.02%	1.00%	0.97%	0.96%
Ratio of net investment income to average net assets	2.87%	3.29%	3.23%	3.25%	3.23%
Ratio of net investment income to average net assets prior to fees waived	2.70%	3.11%	3.07%	3.12%	3.11%
Portfolio turnover	36%	31%	6%	9%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Arizona Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.73	$11.27	$11.51	$11.87	$11.47
Income (loss) from investment operations:
Net investment income[1]	0.24	0.28	0.28	0.29	0.29
Net realized and unrealized gain (loss)	(0.12)	0.46	(0.24)	(0.37)	0.40
Total from investment operations	0.12	0.74	0.04	(0.08)	0.69
Less dividends and distributions from:
Net investment income	(0.27)	(0.28)	(0.28)	(0.28)	(0.29)
Total dividends and distributions	(0.27)	(0.28)	(0.28)	(0.28)	(0.29)
Net asset value, end of period	$11.58	$11.73	$11.27	$11.51	$11.87
Total return[2]	1.03%	6.70%	0.36%	(0.59%)	6.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,561	$3,100	$3,122	$5,215	$6,816
Ratio of expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of expenses to average net assets prior to fees waived	1.76%	1.77%	1.75%	1.72%	1.71%
Ratio of net investment income to average net assets	2.12%	2.54%	2.48%	2.50%	2.48%
Ratio of net investment income to average net assets prior to fees waived	1.95%	2.36%	2.32%	2.37%	2.36%
Portfolio turnover	36%	31%	6%	9%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free Arizona Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.70	$11.24	$11.48	$11.84	$11.44
Income (loss) from investment operations:
Net investment income[1]	0.36	0.39	0.39	0.40	0.41
Net realized and unrealized gain (loss)	(0.13)	0.46	(0.24)	(0.36)	0.39
Total from investment operations	0.23	0.85	0.15	0.04	0.80
Less dividends and distributions from:
Net investment income	(0.38)	(0.39)	(0.39)	(0.40)	(0.40)
Total dividends and distributions	(0.38)	(0.39)	(0.39)	(0.40)	(0.40)
Net asset value, end of period	$11.55	$11.70	$11.24	$11.48	$11.84
Total return[2]	2.05%	7.78%	1.36%	0.40%	7.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,072	$14,136	$10,097	$7,080	$3,645
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.76%	0.77%	0.75%	0.72%	0.71%
Ratio of net investment income to average net assets	3.12%	3.54%	3.48%	3.50%	3.48%
Ratio of net investment income to average net assets prior to fees waived	2.95%	3.36%	3.32%	3.37%	3.36%
Portfolio turnover	36%	31%	6%	9%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free California Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.49	$11.98	$12.26	$12.60	$12.11
Income (loss) from investment operations:
Net investment income[1]	0.38	0.40	0.40	0.41	0.43
Net realized and unrealized gain (loss)	(0.20)	0.53	(0.28)	(0.34)	0.48
Total from investment operations	0.18	0.93	0.12	0.07	0.91
Less dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.41)	(0.42)
Net realized gain	(0.11)	(0.02)	—	—	—
Total dividends and distributions	(0.49)	(0.42)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$12.18	$12.49	$11.98	$12.26	$12.60
Total return[2]	1.59%	7.99%	1.00%	0.63%	7.67%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,059	$42,203	$53,171	$54,076	$63,284
Ratio of expenses to average net assets	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets prior to fees waived	1.03%	1.03%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	3.17%	3.36%	3.30%	3.36%	3.43%
Ratio of net investment income to average net assets prior to fees waived	2.96%	3.15%	3.10%	3.17%	3.24%
Portfolio turnover	36%	32%	16%	27%	18%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free California Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.52	$12.00	$12.28	$12.62	$12.13
Income (loss) from investment operations:
Net investment income[1]	0.29	0.32	0.31	0.32	0.33
Net realized and unrealized gain (loss)	(0.20)	0.54	(0.28)	(0.34)	0.49
Total from investment operations	0.09	0.86	0.03	(0.02)	0.82
Less dividends and distributions from:
Net investment income	(0.29)	(0.32)	(0.31)	(0.32)	(0.33)
Net realized gain	(0.11)	(0.02)	—	—	—
Total dividends and distributions	(0.40)	(0.34)	(0.31)	(0.32)	(0.33)
Net asset value, end of period	$12.21	$12.52	$12.00	$12.28	$12.62
Total return[2]	0.83%	7.26%	0.25%	(0.12%)	6.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,829	$11,551	$13,015	$16,473	$18,827
Ratio of expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of expenses to average net assets prior to fees waived	1.78%	1.78%	1.77%	1.76%	1.76%
Ratio of net investment income to average net assets	2.42%	2.61%	2.55%	2.61%	2.68%
Ratio of net investment income to average net assets prior to fees waived	2.21%	2.40%	2.35%	2.42%	2.49%
Portfolio turnover	36%	32%	16%	27%	18%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free California Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.49	$11.98	$12.26	$12.60	$12.11
Income (loss) from investment operations:
Net investment income[1]	0.41	0.43	0.43	0.44	0.46
Net realized and unrealized gain (loss)	(0.20)	0.53	(0.28)	(0.34)	0.49
Total from investment operations	0.21	0.96	0.15	0.10	0.95
Less dividends and distributions from:
Net investment income	(0.41)	(0.43)	(0.43)	(0.44)	(0.46)
Net realized gain	(0.11)	(0.02)	—	—	—
Total dividends and distributions	(0.52)	(0.45)	(0.43)	(0.44)	(0.46)
Net asset value, end of period	$12.18	$12.49	$11.98	$12.26	$12.60
Total return[2]	1.84%	8.25%	1.26%	0.89%	7.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,098	$44,646	$32,953	$28,209	$17,410
Ratio of expenses to average net assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to fees waived	0.78%	0.78%	0.77%	0.76%	0.76%
Ratio of net investment income to average net assets	3.42%	3.61%	3.55%	3.61%	3.68%
Ratio of net investment income to average net assets prior to fees waived	3.21%	3.40%	3.35%	3.42%	3.49%
Portfolio turnover	36%	32%	16%	27%	18%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free Colorado Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.48	$11.04	$11.28	$11.65	$11.24
Income (loss) from investment operations:
Net investment income[1]	0.33	0.37	0.37	0.39	0.40
Net realized and unrealized gain (loss)	(0.12)	0.44	(0.24)	(0.37)	0.41
Total from investment operations	0.21	0.81	0.13	0.02	0.81
Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.37)	(0.39)	(0.40)
Total dividends and distributions	(0.33)	(0.37)	(0.37)	(0.39)	(0.40)
Net asset value, end of period	$11.36	$11.48	$11.04	$11.28	$11.65
Total return[2]	1.88%	7.48%	1.22%	0.26%	7.33%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,955	$167,136	$164,087	$165,554	$182,764
Ratio of expenses to average net assets[3]	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[3]	0.96%	0.97%	0.97%	0.96%	0.96%
Ratio of net investment income to average net assets	2.91%	3.31%	3.36%	3.48%	3.50%
Ratio of net investment income to average net assets prior to fees waived	2.79%	3.18%	3.23%	3.36%	3.38%
Portfolio turnover	18%	16%	6%	17%	6%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Tax-Free Colorado Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.51	$11.07	$11.31	$11.68	$11.27
Income (loss) from investment operations:
Net investment income[1]	0.24	0.29	0.29	0.31	0.32
Net realized and unrealized gain (loss)	(0.12)	0.44	(0.24)	(0.37)	0.41
Total from investment operations	0.12	0.73	0.05	(0.06)	0.73
Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(0.29)	(0.31)	(0.32)
Total dividends and distributions	(0.24)	(0.29)	(0.29)	(0.31)	(0.32)
Net asset value, end of period	$11.39	$11.51	$11.07	$11.31	$11.68
Total return[2]	1.12%	6.67%	0.47%	(0.48%)	6.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,121	$10,364	$10,923	$15,975	$16,461
Ratio of expenses to average net assets[3]	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of expenses to average net assets prior to fees waived[3]	1.71%	1.72%	1.72%	1.71%	1.71%
Ratio of net investment income to average net assets	2.16%	2.56%	2.61%	2.73%	2.75%
Ratio of net investment income to average net assets prior to fees waived	2.04%	2.43%	2.48%	2.61%	2.63%
Portfolio turnover	18%	16%	6%	17%	6%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Tax-Free Colorado Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.48	$11.04	$11.28	$11.65	$11.24
Income (loss) from investment operations:
Net investment income[1]	0.36	0.40	0.40	0.42	0.43
Net realized and unrealized gain (loss)	(0.12)	0.44	(0.24)	(0.37)	0.41
Total from investment operations	0.24	0.84	0.16	0.05	0.84
Less dividends and distributions from:
Net investment income	(0.36)	(0.40)	(0.40)	(0.42)	(0.43)
Total dividends and distributions	(0.36)	(0.40)	(0.40)	(0.42)	(0.43)
Net asset value, end of period	$11.36	$11.48	$11.04	$11.28	$11.65
Total return[2]	2.14%	7.74%	1.47%	0.51%	7.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,941	$42,317	$27,433	$19,788	$12,211
Ratio of expenses to average net assets[3]	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived[3]	0.71%	0.72%	0.72%	0.71%	0.71%
Ratio of net investment income to average net assets	3.16%	3.56%	3.61%	3.73%	3.75%
Ratio of net investment income to average net assets prior to fees waived	3.04%	3.43%	3.48%	3.61%	3.63%
Portfolio turnover	18%	16%	6%	17%	6%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Tax-Free Idaho Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.65	$11.21	$11.49	$11.79	$11.51
Income (loss) from investment operations:
Net investment income[1]	0.33	0.35	0.34	0.35	0.36
Net realized and unrealized gain (loss)	(0.13)	0.44	(0.28)	(0.30)	0.28
Total from investment operations	0.20	0.79	0.06	0.05	0.64
Less dividends and distributions from:
Net investment income	(0.33)	(0.35)	(0.34)	(0.35)	(0.36)
Total dividends and distributions	(0.33)	(0.35)	(0.34)	(0.35)	(0.36)
Net asset value, end of period	$11.52	$11.65	$11.21	$11.49	$11.79
Total return[2]	1.77%	7.19%	0.56%	0.47%	5.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,667	$55,480	$59,425	$67,907	$70,306
Ratio of expenses to average net assets[3]	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of expenses to average net assets prior to fees waived[3]	1.02%	1.03%	1.01%	1.00%	0.99%
Ratio of net investment income to average net assets	2.87%	3.11%	3.04%	3.03%	3.11%
Ratio of net investment income to average net assets prior to fees waived	2.71%	2.94%	2.89%	2.89%	2.98%
Portfolio turnover	22%	14%	11%	10%	11%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Tax-Free Idaho Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.64	$11.20	$11.48	$11.78	$11.50
Income (loss) from investment operations:
Net investment income[1]	0.24	0.27	0.26	0.26	0.27
Net realized and unrealized gain (loss)	(0.13)	0.44	(0.28)	(0.30)	0.28
Total from investment operations	0.11	0.71	(0.02)	(0.04)	0.55
Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.26)	(0.26)	(0.27)
Total dividends and distributions	(0.24)	(0.27)	(0.26)	(0.26)	(0.27)
Net asset value, end of period	$11.51	$11.64	$11.20	$11.48	$11.78
Total return[2]	1.00%	6.40%	(0.19%)	(0.29%)	4.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,819	$12,875	$17,597	$29,375	$30,834
Ratio of expenses to average net assets[3]	1.61%	1.61%	1.61%	1.61%	1.61%
Ratio of expenses to average net assets prior to fees waived[3]	1.77%	1.78%	1.76%	1.75%	1.74%
Ratio of net investment income to average net assets	2.12%	2.36%	2.29%	2.28%	2.36%
Ratio of net investment income to average net assets prior to fees waived	1.96%	2.19%	2.14%	2.14%	2.23%
Portfolio turnover	22%	14%	11%	10%	11%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Financial highlights

Delaware Tax-Free Idaho Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.65	$11.21	$11.49	$11.79	$11.51
Income (loss) from investment operations:
Net investment income[1]	0.36	0.38	0.37	0.37	0.39
Net realized and unrealized gain (loss)	(0.13)	0.44	(0.28)	(0.29)	0.28
Total from investment operations	0.23	0.82	0.09	0.08	0.67
Less dividends and distributions from:
Net investment income	(0.36)	(0.38)	(0.37)	(0.38)	(0.39)
Total dividends and distributions	(0.36)	(0.38)	(0.37)	(0.38)	(0.39)
Net asset value, end of period	$11.52	$11.65	$11.21	$11.49	$11.79
Total return[2]	2.02%	7.46%	0.82%	0.71%	5.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,057	$35,157	$21,310	$12,090	$10,248
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to fees waived[3]	0.77%	0.78%	0.76%	0.75%	0.74%
Ratio of net investment income to average net assets	3.12%	3.36%	3.29%	3.28%	3.36%
Ratio of net investment income to average net assets prior to fees waived	2.96%	3.19%	3.14%	3.14%	3.23%
Portfolio turnover	22%	14%	11%	10%	11%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

Delaware Tax-Free New York Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.86	$11.33	$11.62	$11.98	$11.48
Income (loss) from investment operations:
Net investment income[1]	0.33	0.36	0.36	0.35	0.36
Net realized and unrealized gain (loss)	(0.14)	0.53	(0.29)	(0.35)	0.50
Total from investment operations	0.19	0.89	0.07	—[2]	0.86
Less dividends and distributions from:
Net investment income	(0.33)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gain	(0.06)	—	—	—	—
Total dividends and distributions	(0.39)	(0.36)	(0.36)	(0.36)	(0.36)
Net asset value, end of period	$11.66	$11.86	$11.33	$11.62	$11.98
Total return[3]	1.68%	8.00%	0.60%	0.05%	7.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,514	$36,058	$38,139	$40,647	$55,418
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived	1.05%	1.07%	1.08%	1.03%	1.02%
Ratio of net investment income to average net assets	2.86%	3.12%	3.10%	3.04%	3.06%
Ratio of net investment income to average net assets prior to fees waived	2.61%	2.85%	2.82%	2.81%	2.84%
Portfolio turnover	31%	21%	10%	14%	8%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free New York Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.83	$11.30	$11.59	$11.95	$11.45
Income (loss) from investment operations:
Net investment income[1]	0.24	0.27	0.27	0.26	0.27
Net realized and unrealized gain (loss)	(0.14)	0.53	(0.29)	(0.35)	0.50
Total from investment operations	0.10	0.80	(0.02)	(0.09)	0.77
Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.27)	(0.27)	(0.27)
Net realized gain	(0.06)	—	—	—	—
Total dividends and distributions	(0.30)	(0.27)	(0.27)	(0.27)	(0.27)
Net asset value, end of period	11.63	$11.83	$11.30	$11.59	$11.95
Total return[2]	0.92%	7.20%	(0.16%)	(0.71%)	6.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,037	$13,459	$14,941	$17,073	$20,899
Ratio of expenses to average net assets	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of expenses to average net assets prior to fees waived	1.80%	1.82%	1.83%	1.78%	1.77%
Ratio of net investment income to average net assets	2.11%	2.37%	2.35%	2.29%	2.31%
Ratio of net investment income to average net assets prior to fees waived	1.86%	2.10%	2.07%	2.06%	2.09%
Portfolio turnover	31%	21%	10%	14%	8%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free New York Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.85	$11.33	$11.61	$11.97	$11.47
Income (loss) from investment operations:
Net investment income[1]	0.36	0.38	0.39	0.38	0.39
Net realized and unrealized gain (loss)	(0.13)	0.52	(0.28)	(0.35)	0.50
Total from investment operations	0.23	0.90	0.11	0.03	0.89
Less dividends and distributions from:
Net investment income	(0.36)	(0.38)	(0.39)	(0.39)	(0.39)
Net realized gain	(0.06)	—	—	—	—
Total dividends and distributions	(0.42)	(0.38)	(0.39)	(0.39)	(0.39)
Net asset value, end of period	11.66	$11.85	$11.33	$11.61	$11.97
Total return[2]	2.03%	8.17%	0.93%	0.29%	7.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,394	$39,363	$32,981	$32,192	$19,929
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to fees waived	0.80%	0.82%	0.83%	0.78%	0.77%
Ratio of net investment income to average net assets	3.11%	3.37%	3.35%	3.29%	3.31%
Ratio of net investment income to average net assets prior to fees waived	2.86%	3.10%	3.07%	3.06%	3.09%
Portfolio turnover	31%	21%	10%	14%	8%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Pennsylvania Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$8.25	$7.93	$8.14	$8.39	$8.15
Income (loss) from investment operations:
Net investment income[1]	0.25	0.28	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.11)	0.32	(0.20)	(0.25)	0.24
Total from investment operations	0.14	0.60	0.08	0.03	0.53
Less dividends and distributions from:
Net investment income	(0.25)	(0.28)	(0.28)	(0.28)	(0.29)
Net realized gain	(0.08)	—	(0.01)	—	—
Total dividends and distributions	(0.33)	(0.28)	(0.29)	(0.28)	(0.29)
Net asset value, end of period	$8.06	$8.25	$7.93	$8.14	$8.39
Total return[2]	1.72%	7.72%	0.93%	0.48%	6.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$364,480	$376,965	$378,038	$399,001	$439,379
Ratio of expenses to average net assets	0.83%	0.85%	0.88%	0.88%	0.88%
Ratio of expenses to average net assets prior to fees waived	0.92%	0.93%	0.93%	0.94%	0.94%
Ratio of net investment income to average net assets	3.09%	3.49%	3.48%	3.51%	3.50%
Ratio of net investment income to average net assets prior to fees waived	3.00%	3.41%	3.43%	3.45%	3.44%
Portfolio turnover	40%	23%	19%	15%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free Pennsylvania Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$8.25	$7.93	$8.14	$8.39	$8.15
Income (loss) from investment operations:
Net investment income[1]	0.19	0.22	0.22	0.22	0.23
Net realized and unrealized gain (loss)	(0.11)	0.32	(0.20)	(0.25)	0.24
Total from investment operations	0.08	0.54	0.02	(0.03)	0.47
Less dividends and distributions from:
Net investment income	(0.19)	(0.22)	(0.22)	(0.22)	(0.23)
Net realized gain	(0.08)	—	(0.01)	—	—
Total dividends and distributions	(0.27)	(0.22)	(0.23)	(0.22)	(0.23)
Net asset value, end of period	$8.06	$8.25	$7.93	$8.14	$8.39
Total return[2]	0.95%	6.91%	0.16%	(0.27%)	5.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,009	$25,065	$26,376	$33,298	$36,215
Ratio of expenses to average net assets	1.59%	1.61%	1.64%	1.64%	1.64%
Ratio of expenses to average net assets prior to fees waived	1.68%	1.69%	1.69%	1.70%	1.70%
Ratio of net investment income to average net assets	2.33%	2.73%	2.72%	2.75%	2.74%
Ratio of net investment income to average net assets prior to fees waived	2.24%	2.65%	2.67%	2.69%	2.68%
Portfolio turnover	40%	23%	19%	15%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Pennsylvania Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$8.25	$7.92	$8.13	$8.38	$8.14
Income (loss) from investment operations:
Net investment income[1]	0.27	0.30	0.30	0.30	0.31
Net realized and unrealized gain (loss)	(0.12)	0.33	(0.20)	(0.25)	0.24
Total from investment operations	0.15	0.63	0.10	0.05	0.55
Less dividends and distributions from:
Net investment income	(0.27)	(0.30)	(0.30)	(0.30)	(0.31)
Net realized gain	(0.08)	—	(0.01)	—	—
Total dividends and distributions	(0.35)	(0.30)	(0.31)	(0.30)	(0.31)
Net asset value, end of period	$8.05	$8.25	$7.92	$8.13	$8.38
Total return[2]	1.84%	8.12%	1.16%	0.73%	6.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,919	$47,241	$41,427	$33,373	$26,372
Ratio of expenses to average net assets	0.59%	0.61%	0.64%	0.64%	0.64%
Ratio of expenses to average net assets prior to fees waived	0.68%	0.69%	0.69%	0.70%	0.70%
Ratio of net investment income to average net assets	3.33%	3.73%	3.72%	3.75%	3.74%
Ratio of net investment income to average net assets prior to fees waived	3.24%	3.65%	3.67%	3.69%	3.68%
Portfolio turnover	40%	23%	19%	15%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free Minnesota Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.68	$12.14	$12.54	$12.87	$12.60
Income (loss) from investment operations:
Net investment income[1]	0.31	0.36	0.37	0.38	0.41
Net realized and unrealized gain (loss)	(0.16)	0.54	(0.34)	(0.32)	0.28
Total from investment operations	0.15	0.90	0.03	0.06	0.69
Less dividends and distributions from:
Net investment income	(0.31)	(0.36)	(0.37)	(0.39)	(0.42)
Net realized gain	(0.03)	—	(0.06)	—	—
Total dividends and distributions	(0.34)	(0.36)	(0.43)	(0.39)	(0.42)
Net asset value, end of period	$12.49	$12.68	$12.14	$12.54	$12.87
Total return[2]	1.30%	7.54%	0.26%	0.49%	5.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,691	$386,790	$390,477	$423,497	$481,066
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets prior to fees waived	0.93%	0.93%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	2.53%	2.92%	2.99%	3.08%	3.25%
Ratio of net investment income to average net assets prior to fees waived	2.45%	2.84%	2.90%	2.98%	3.15%
Portfolio turnover	15%	13%	16%	17%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Minnesota Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.72	$12.18	$12.58	$12.91	$12.64
Income (loss) from investment operations:
Net investment income[1]	0.22	0.27	0.28	0.29	0.32
Net realized and unrealized gain (loss)	(0.16)	0.54	(0.34)	(0.33)	0.27
Total from investment operations	0.06	0.81	(0.06)	(0.04)	0.59
Less dividends and distributions from:
Net investment income	(0.22)	(0.27)	(0.28)	(0.29)	(0.32)
Net realized gain	(0.03)	—	(0.06)	—	—
Total dividends and distributions	(0.25)	(0.27)	(0.34)	(0.29)	(0.32)
Net asset value, end of period	$12.53	$12.72	$12.18	$12.58	$12.91
Total return[2]	0.54%	6.73%	(0.49%)	(0.25%)	4.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,219	$29,933	$35,642	$51,045	$53,502
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets prior to fees waived	1.68%	1.68%	1.69%	1.70%	1.70%
Ratio of net investment income to average net assets	1.78%	2.17%	2.24%	2.33%	2.50%
Ratio of net investment income to average net assets prior to fees waived	1.70%	2.09%	2.15%	2.23%	2.40%
Portfolio turnover	15%	13%	16%	17%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Tax-Free Minnesota Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.68	$12.14	$12.54	$12.87	$12.59
Income (loss) from investment operations:
Net investment income[1]	0.34	0.39	0.40	0.41	0.45
Net realized and unrealized gain (loss)	(0.16)	0.54	(0.34)	(0.32)	0.28
Total from investment operations	0.18	0.93	0.06	0.09	0.73
Less dividends and distributions from:
Net investment income	(0.34)	(0.39)	(0.40)	(0.42)	(0.45)
Net realized gain	(0.03)	—	(0.06)	—	—
Total dividends and distributions	(0.37)	(0.39)	(0.46)	(0.42)	(0.45)
Net asset value, end of period	$12.49	$12.68	$12.14	$12.54	$12.87
Total return[2]	1.55%	7.81%	0.51%	0.75%	5.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,242	$169,241	$119,894	$88,826	$53,133
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to fees waived	0.68%	0.68%	0.69%	0.70%	0.70%
Ratio of net investment income to average net assets	2.78%	3.17%	3.24%	3.33%	3.50%
Ratio of net investment income to average net assets prior to fees waived	2.70%	3.09%	3.15%	3.23%	3.40%
Portfolio turnover	15%	13%	16%	17%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.25	$10.82	$11.17	$11.44	$11.22
Income (loss) from investment operations:
Net investment income[1]	0.27	0.31	0.30	0.31	0.33
Net realized and unrealized gain (loss)	(0.15)	0.43	(0.31)	(0.25)	0.22
Total from investment operations	0.12	0.74	(0.01)	0.06	0.55
Less dividends and distributions from:
Net investment income	(0.27)	(0.31)	(0.30)	(0.31)	(0.33)
Net realized gain	—	—	(0.04)	(0.02)	—
Total dividends and distributions	(0.27)	(0.31)	(0.34)	(0.33)	(0.33)
Net asset value, end of period	$11.10	$11.25	$10.82	$11.17	$11.44
Total return[2]	1.08%	7.00%	(0.01%)	0.55%	4.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,788	$55,918	$59,284	$68,934	$79,730
Ratio of expenses to average net assets	0.71%	0.71%	0.79%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived	1.02%	1.04%	1.00%	0.99%	0.97%
Ratio of net investment income to average net assets	2.39%	2.87%	2.77%	2.79%	2.92%
Ratio of net investment income to average net assets prior to fees waived	2.08%	2.54%	2.56%	2.64%	2.79%
Portfolio turnover	20%	19%	17%	22%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.27	$10.84	$11.19	$11.47	$11.24
Income (loss) from investment operations:
Net investment income[1]	0.17	0.22	0.21	0.22	0.24
Net realized and unrealized gain (loss)	(0.15)	0.43	(0.31)	(0.26)	0.23
Total from investment operations	0.02	0.65	(0.10)	(0.04)	0.47
Less dividends and distributions from:
Net investment income	(0.17)	(0.22)	(0.21)	(0.22)	(0.24)
Net realized gain	—	—	(0.04)	(0.02)	—
Total dividends and distributions	(0.17)	(0.22)	(0.25)	(0.24)	(0.24)
Net asset value, end of period	$11.12	$11.27	$10.84	$11.19	$11.47
Total return[2]	0.22%	6.09%	(0.86%)	(0.39%)	4.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,149	$7,167	$8,558	$11,885	$13,315
Ratio of expenses to average net assets	1.56%	1.56%	1.64%	1.69%	1.69%
Ratio of expenses to average net assets prior to fees waived	1.77%	1.79%	1.75%	1.74%	1.72%
Ratio of net investment income to average net assets	1.54%	2.02%	1.92%	1.94%	2.07%
Ratio of net investment income to average net assets prior to fees waived	1.33%	1.79%	1.81%	1.89%	2.04%
Portfolio turnover	20%	19%	17%	22%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.25	$10.83	$11.17	$11.45	$11.22
Income (loss) from investment operations:
Net investment income[1]	0.28	0.33	0.32	0.33	0.35
Net realized and unrealized gain (loss)	(0.15)	0.42	(0.30)	(0.26)	0.23
Total from investment operations	0.13	0.75	0.02	0.07	0.58
Less dividends and distributions from:
Net investment income	(0.28)	(0.33)	(0.32)	(0.33)	(0.35)
Net realized gain	—	—	(0.04)	(0.02)	—
Total dividends and distributions	(0.28)	(0.33)	(0.36)	(0.35)	(0.35)
Net asset value, end of period	$11.10	$11.25	$10.83	$11.17	$11.45
Total return[2]	1.23%	7.06%	0.23%	0.61%	5.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,848	$17,718	$11,470	$18,800	$12,694
Ratio of expenses to average net assets	0.56%	0.56%	0.64%	0.69%	0.69%
Ratio of expenses to average net assets prior to fees waived	0.77%	0.79%	0.75%	0.74%	0.72%
Ratio of net investment income to average net assets	2.54%	3.02%	2.92%	2.94%	3.07%
Ratio of net investment income to average net assets prior to fees waived	2.33%	2.79%	2.81%	2.89%	3.04%
Portfolio turnover	20%	19%	17%	22%	14%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.21	$10.66	$10.88	$11.13	$10.84
Income (loss) from investment operations:
Net investment income[1]	0.29	0.32	0.32	0.33	0.36
Net realized and unrealized gain (loss)	(0.21)	0.55	(0.22)	(0.25)	0.29
Total from investment operations	0.08	0.87	0.10	0.08	0.65
Less dividends and distributions from:
Net investment income	(0.29)	(0.32)	(0.32)	(0.33)	(0.36)
Total dividends and distributions	(0.29)	(0.32)	(0.32)	(0.33)	(0.36)
Net asset value, end of period	$11.00	$11.21	$10.66	$10.88	$11.13
Total return[2]	0.81%	8.33%	0.95%	0.84%	6.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,913	$103,487	$98,980	$98,491	$121,168
Ratio of expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived	0.97%	0.99%	0.99%	0.99%	0.98%
Ratio of net investment income to average net assets	2.69%	2.97%	2.98%	3.08%	3.23%
Ratio of net investment income to average net assets prior to fees waived	2.61%	2.87%	2.88%	2.98%	3.14%
Portfolio turnover	18%	12%	14%	19%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.23	$10.68	$10.90	$11.15	$10.87
Income (loss) from investment operations:
Net investment income[1]	0.21	0.24	0.24	0.25	0.27
Net realized and unrealized gain (loss)	(0.21)	0.55	(0.22)	(0.25)	0.29
Total from investment operations	—[2]	0.79	0.02	—[2]	0.56
Less dividends and distributions from:
Net investment income	(0.21)	(0.24)	(0.24)	(0.25)	(0.28)
Total dividends and distributions	(0.21)	(0.24)	(0.24)	(0.25)	(0.28)
Net asset value, end of period	$11.02	$11.23	$10.68	$10.90	$11.15
Total return[3]	0.05%	7.51%	0.19%	0.09%	5.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,376	$21,059	$21,651	$32,223	$35,751
Ratio of expenses to average net assets	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of expenses to average net assets prior to fees waived	1.72%	1.74%	1.74%	1.74%	1.73%
Ratio of net investment income to average net assets	1.94%	2.22%	2.23%	2.33%	2.48%
Ratio of net investment income to average net assets prior to fees waived	1.86%	2.12%	2.13%	2.23%	2.39%
Portfolio turnover	18%	12%	14%	19%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.20	$10.66	$10.87	$11.12	$10.84
Income (loss) from investment operations:
Net investment income[1]	0.32	0.35	0.35	0.36	0.38
Net realized and unrealized gain (loss)	(0.20)	0.54	(0.21)	(0.25)	0.29
Total from investment operations	0.12	0.89	0.14	0.11	0.67
Less dividends and distributions from:
Net investment income	(0.32)	(0.35)	(0.35)	(0.36)	(0.39)
Total dividends and distributions	(0.32)	(0.35)	(0.35)	(0.36)	(0.39)
Net asset value, end of period	$11.00	$11.20	$10.66	$10.87	$11.12
Total return[2]	1.15%	8.50%	1.30%	1.09%	6.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,325	$75,155	$53,501	$44,805	$31,206
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of expenses to average net assets prior to fees waived	0.72%	0.74%	0.74%	0.74%	0.73%
Ratio of net investment income to average net assets	2.94%	3.22%	3.23%	3.33%	3.48%
Ratio of net investment income to average net assets prior to fees waived	2.86%	3.12%	3.13%	3.23%	3.39%
Portfolio turnover	18%	12%	14%	19%	15%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

-Shares sold to pay certain brokerage fees initiated by the broker

-Shares acquired through a right of reinstatement

-Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

-Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

-Shares purchased through a Merrill Lynch affiliated investment advisory program

-Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

-Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

-Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds)

-Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

-Employees and registered representatives of Merrill Lynch or its affiliates and their family members

-Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

-Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Class A and C shares available at Merrill Lynch

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

-Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

-Shares acquired through a right of reinstatement

-Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

-Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

-Breakpoints as described in this Prospectus.

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

-Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

-Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

-Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

-Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

-Shares purchased through a Morgan Stanley self-directed brokerage account

-Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

-Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

-Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

-Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

-Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

-Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

-Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

-Shares purchased in an investment advisory program.

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).

-Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

-A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

-Death or disability of the shareholder.

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

-Return of excess contributions from an IRA Account.

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

-Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

-Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

-Breakpoints as described in this Prospectus.

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Sales Waivers and Reductions in Sales Charges

Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

-The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

-ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

-Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

-Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

-Shares purchased in an Edward Jones fee-based program.

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

-Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

-Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

-Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

-The death or disability of the shareholder

-Systematic withdrawals with up to 10% per year of the account value

-Return of excess contributions from an Individual Retirement Account (IRA)

-Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

-Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

-Shares exchanged in an Edward Jones fee-based program

-Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

-$250 initial purchase minimum

-$50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

-A fee-based account held on an Edward Jones platform

-A 529 account held on an Edward Jones platform

-An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes

-At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

-Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

-Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

-Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

-Shares acquired through a right of reinstatement.

-Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

-Shares sold upon the death or disability of the shareholder.

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

-Shares purchased in connection with a return of excess contributions from an IRA account.

-Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

-Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

-Shares acquired through a right of reinstatement.

-Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

-Breakpoints as described in this Prospectus

-Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

-Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-Shares purchased by or through a 529 Plan

-Shares purchased through a OPCO affiliated investment advisory program

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds)

-Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-Employees and registered representatives of OPCO or its affiliates and their family members

-Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in this Prospectus

-Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-Breakpoints as described in this Prospectus.

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares Available at Baird

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

-Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

-Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

-A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

-Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

-Shares sold due to death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Shares bought due to returns of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus

-Shares sold to pay Baird fees but only if the transaction is initiated by Baird

-Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

-Breakpoints as described in this Prospectus

-Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

-Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

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Additional information

Contact information

•Website: delawarefunds.com

•Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm ET)

oFor fund information, literature, price, yield, and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

oFor convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

Additional information about the Funds’ investments is available in their annual and semiannual shareholder reports. In the Funds’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Funds’ website at delawarefunds.com/literature. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

PR-322 12/20

Investment Company Act number: 811-04973, 811-04364, 811-07742, 811-04989, 811-03910, and 811-02715

Prospectus

Fixed income mutual funds

Nasdaq ticker symbols
Delaware Tax-Free USA Fund
Class A	DMTFX
Class C	DUSCX
Institutional Class	DTFIX
Delaware Tax-Free USA Intermediate Fund
Class A	DMUSX
Class C	DUICX
Institutional Class	DUSIX
Delaware National High-Yield Municipal Bond Fund
Class A	CXHYX
Class C	DVHCX
Institutional Class	DVHIX

December 29, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summaries	1
Delaware Tax-Free USA Fund	1
Delaware Tax-Free USA Intermediate Fund	5
Delaware National High-Yield Municipal Bond Fund	9
How we manage the Funds	13
Our principal investment strategies	13
The securities in which the Funds typically invest	13
Other investment strategies	17
The risks of investing in the Funds	18
Disclosure of portfolio holdings information	22
Who manages the Funds	23
Investment manager	23
Portfolio managers	23
Manager of managers structure	23
Who’s who	24
About your account	25
Investing in the Funds	25
Choosing a share class	25
Dealer compensation	27
Payments to intermediaries	28
How to reduce your sales charge	28
Buying Class A shares at net asset value	29
Waivers of contingent deferred sales charges	29
How to buy shares	30
Calculating share price	31
Fair valuation	31
Document delivery	31
Inactive accounts	31
How to redeem shares	31
Low balance accounts	33
Investor services	33
Frequent trading of Fund shares (market timing and disruptive trading)	34
Dividends, distributions, and taxes	36
Financial highlights	39
Additional information	57

Fund summaries

Delaware Tax-Free USA Fund

Effective as of close of business on Dec. 4, 2020, Delaware Tax-Exempt Opportunities Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Fund.

What is the Fund’s investment objective?

Delaware Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.95%	1.70%	0.70%
Fee waivers and expense reimbursements	(0.14%)[2]	(0.14%)[2]	(0.14%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.81%	1.56%	0.56%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.56% of the Fund’s average daily net assets from Dec. 4, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. The Fund’s Class A shares also are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992 and 0.25% on all shares acquired on or after June 1, 1992.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$529	$159	$259	$57
3 years	$726	$522	$522	$210
5 years	$939	$910	$910	$376
10 years	$1,552	$1,997	$1,997	$857

1

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 5 and 30 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

2

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free USA Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 3.53%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.46% for the quarter ended June 30, 2011, and its lowest quarterly return was -4.71% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

3

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years
Class A return before taxes	3.22%	2.59%	4.21%
Class A return after taxes on distributions	3.13%	2.52%	4.16%
Class A return after taxes on distributions and sale of Fund shares	3.32%	2.78%	4.14%
Class C return before taxes	6.26%	2.76%	3.89%
Institutional Class return before taxes	8.39%	3.80%	4.94%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	February 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund's distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Delaware Tax-Free USA Intermediate Fund

Effective as of close of business on Dec. 4, 2020, Delaware Tax-Exempt Income Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Intermediate Fund.

What is the Fund’s investment objective?

Delaware Tax-Free USA Intermediate Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.64%	0.64%
Fee waivers and expense reimbursements	(0.24%)[2]	(0.14%)[2]	(0.14%)[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.65%	1.50%	0.50%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.50% of the Fund’s average daily net assets from Dec. 4, 2020 through Dec. 29, 2021. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets from Dec. 4, 2020 through Dec. 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager or Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$340	$153	$253	$51
3 years	$528	$504	$504	$191
5 years	$732	$879	$879	$343
10 years	$1,319	$1,932	$1,932	$785

5

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 3 and 10 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

6

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Free USA Intermediate Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 2.68%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.43% for the quarter ended Sept. 30, 2010, and its lowest quarterly return was -4.05% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

7

Fund summaries

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years
Class A return before taxes	4.38%	2.33%	3.22%
Class A return after taxes on distributions	4.38%	2.33%	3.22%
Class A return after taxes on distributions and sale of Fund shares	3.82%	2.46%	3.18%
Class C return before taxes	5.44%	2.04%	2.64%
Institutional Class return before taxes	7.46%	3.04%	3.70%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.83%	3.20%	3.93%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	February 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund's distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Delaware National High-Yield Municipal Bond Fund

What is the Fund’s investment objective?

Delaware National High-Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	Inst.
Management fees	0.51%	0.51%	0.51%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.15%	0.15%	0.15%
Total annual fund operating expenses	0.91%	1.66%	0.66%
Fee waivers and expense reimbursements	(0.06%)(2)	(0.06%)(2)	(0.06%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	0.85%	1.60%	0.60%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets from Dec. 29, 2020 through Dec. 29, 2021 These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	Inst.
1 year	$533	$163	$263	$61
3 years	$721	$518	$518	$205
5 years	$926	$897	$897	$362
10 years	$1,514	$1,960	$1,960	$817

9

Fund summaries

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity between 5 and 30 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. Under normal circumstances, the Fund will invest primarily in lower-rated municipal securities, which typically offer higher income potential and involve greater risk than higher-quality securities.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

10

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware National High-Yield Municipal Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Year Total Return	5.04%	10.4%	15.47%	-6.33%	15.86%	4.64%	0.74%	9.14%	0.92%	10.05%

As of Sept. 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 0.94%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 5.25% for the quarter ended Mar. 31, 2014, and its lowest quarterly return was -6.00% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

11

Fund summaries

Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years
Class A return before taxes	5.07%	4.06%	5.90%
Class A return after taxes on distributions	5.07%	4.06%	5.90%
Class A return after taxes on distributions and sale of Fund shares	4.67%	4.03%	5.61%
Class C return before taxes	8.11%	4.24%	5.58%
Institutional Class return before taxes	10.27%	5.28%	6.65%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.54%	3.53%	4.34%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	February 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

How we manage the Funds

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for a particular Fund. The following is a general description of the investment strategies used to manage the Funds and a list of securities in which the Funds may invest.

The Funds will generally invest in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Funds may also invest in debt obligations issued by or for the District of Columbia, and the political subdivisions, agencies, authorities, and instrumentalities or territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) of the United States that are exempt from federal income tax.

The Funds will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Manager may sell securities for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; to honor redemption requests; or to address a weakening credit situation. As a result, the Funds may realize capital gains that could be taxable to shareholders or they may realize losses.

Delaware Tax-Free USA Intermediate Fund will generally have a dollar-weighted average effective maturity of between 3 and 10 years. This is a more conservative strategy than funds with longer dollar-weighted average effective maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall. Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

Each Fund's investment objective is nonfundamental. This means that each Fund's Board of Trustees (each a “Board” and together, the “Boards”) may change the objective without obtaining shareholder approval. If the objective were changed, a Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Funds typically invest

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income tax and may also be free of state income taxes in the state where they are issued.

Please see the Funds’ SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.
Tax-exempt obligations

Tax-exempt obligations are commonly known as municipal bonds. These are debt obligations issued by or for a state, territory, or possession, its agencies or instrumentalities, municipalities, or other political subdivisions. The interest on these debt obligations can generally be excluded from federal income tax as well as personal income taxes in the state, territory, or possession where the bond is issued. Determination of a bond’s tax-exempt status is based on the opinion of the bond issuer’s legal counsel. Tax-exempt obligations may include securities subject to the alternative minimum tax.

How the Funds use them: Under normal conditions, each Fund (except for Delaware National High-Yield Municipal Bond Fund) will invest at least 80% of its respective assets in tax-exempt debt obligations rated in the top four quality grades by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO), or in unrated tax-exempt obligations if, in the Manager’s opinion, they are equivalent in quality to being rated in the top four quality grades. These bonds may include general obligation bonds and revenue bonds.

Delaware National High-Yield Municipal Bond Fund may invest in both investment grade and below-investment-grade debt obligations. Investment grade debt obligations are bonds rated in the top four quality grades by S&P or similarly rated by another NRSRO, or in the case of unrated tax-exempt obligations, if, in the Manager’s opinion, they are equivalent in quality to being rated in the top four quality grades. Below-investment-grade debt obligations are rated below the top four quality grades by S&P or similarly rated by another NRSRO or, in the case of unrated tax-exempt obligations, if, in the Manager’s opinion, they are equivalent in quality to being rated below the top four quality grades. Both investment grade and below-investment-grade bonds may include general obligation bonds and revenue bonds.

Delaware National High-Yield Municipal Bond Fund may invest all or a portion of its assets in higher grade securities if the Manager determines that abnormal market conditions make investing in lower-rated securities inconsistent with shareholders’ best interests.

13

How we manage the Funds

High yield, high-risk municipal bonds (junk bonds)

High yield, high-risk municipal bonds are municipal debt obligations lower than BBB- by S&P or Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another NRSRO) or, if unrated, of comparable quality. High yield bonds, also known as “junk bonds,” are issued by issuers that have lower credit quality and may have difficulty repaying principal and interest.

How the Funds use them: Each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high yield, high-risk fixed income securities. Delaware National High-Yield Municipal Bond Fund may invest without limit in high yield, high-risk fixed income securities.

General obligation bonds

General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power.

How the Funds use them: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund may invest without limit in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

Delaware National High-Yield Municipal Bond Fund may invest without limit in general obligation bonds.

Revenue bonds

Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax, or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.

How the Funds use them: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund may invest without limit in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

Delaware National High-Yield Municipal Bond Fund may invest without limit in revenue bonds.

Insured municipal bonds

Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. However, there is no assurance that the insurance company will meet its obligations. Insured obligations are typically rated in the top quality grades by an NRSRO.

How the Funds use them: The Funds may invest without limit in insured bonds. It is possible that a substantial portion of a Fund’s portfolio may consist of municipal bonds that are insured by a single insurance company.

Insurance is available on uninsured bonds and a Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a bond provides an investment opportunity at least comparable to owning other available insured securities.

The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of a Fund.

Private activity or private placement bonds

Private activity bonds are municipal bonds whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds and privately owned sports facilities. Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax, if applicable, under the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Private placement bonds are bonds sold directly to qualified institutional investors or accredited investors, such as banks, mutual funds, insurance companies, pension funds, and foundations. Private placement bonds do not require registration with the US Securities and Exchange Commission, provided the securities are bought for investment purposes rather than resale. Privately placed bonds encompass a wide variety of fixed income investments including corporate obligations and real estate-related, project finance, and asset-backed loans.

How the Funds use them: Under normal circumstances, each Fund may invest without limit in private activity bonds or private placement bonds, except that a Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income tax.

14

Inverse floaters

Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Certain inverse floater programs may be considered a form of borrowing.

How the Funds use them: Each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. However, a Fund’s investments in taxable securities (including investments in inverse floaters on taxable securities) combined with its investments in securities rated below investment grade are limited to 20% of the Fund’s net assets. Delaware National High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

Delaware National High-Yield Municipal Bond Fund may invest up to 25% of its net assets in inverse floaters.

Where a Fund has invested in inverse floaters that are deemed to be borrowings, the Fund will designate cash and liquid securities in an amount sufficient to terminate the inverse floater program, and will adjust the value of those designated assets on a daily basis.

Advance refunded bonds

Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow-secured bonds will often receive a rating of AAA from S&P and Aaa from Moody’s.

How the Funds use them: The Funds may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds US Treasurys.

Short-term tax-free instruments

Short-term tax-free instruments include instruments such as tax-exempt commercial paper and general obligation, revenue, and project notes, as well as variable floating-rate demand obligations.

How the Funds use them: The Funds may invest without limit in high-quality, short-term tax-free instruments and “floating-rate” and “variable-rate” obligations.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Funds use them: The Funds may invest in futures, options, and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a Fund’s cash, short-term debt securities, and other money market instruments at times when the Fund’s assets are not fully invested. Each Fund may only enter into these transactions for hedging purposes if it is consistent with its investment objective and policies.

A Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable instruments and securities rated below investment grade (other than Delaware National High-Yield Municipal Bond Fund). Delaware National High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

At times when the Manager anticipates adverse conditions, it may want to protect gains on securities or swap agreements for a Fund without actually selling them. The Manager might use futures or options on futures to seek to neutralize the effect of any price declines, without selling the securities or swap agreements.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

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How we manage the Funds

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Funds use them: Typically, each Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, a Fund must have collateral of at least 102% of the repurchase price. A Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, a Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Funds use them: Each Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Funds use them: Each Fund may invest up to 15% of its net assets in illiquid investments.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Funds use them: Each Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. Each Fund may also use interest rate swaps to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a Fund invests in and also as a substitute for futures, options, or forward contracts if such contracts are not directly available to the Fund on favorable terms. A Fund enters into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps (subject to its 15% limitation on the aggregate notional amount of credit default swaps when the Fund is selling protection on a security or purchasing protection on a security that the Fund does not own), and other taxable investments and securities that are rated below investment grade (other than Delaware National High-Yield Municipal Bond Fund). Delaware National High-Yield Municipal Bond Fund is not subject to the 20% limitation on investments in securities rated below investment grade.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to seek to neutralize the effect of any price declines without selling the securities.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

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Municipal leases and certificates of participation

Certificates of participation (COPs) are widely used by state and local governments to finance the purchase of property and facilities. COPs are like installment purchase agreements. A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the holders of the bonds. Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.

How the Funds use them: Each Fund may invest without limit in investment grade municipal lease obligations (primarily through COPs), which are rated in the top four quality grades by S&P, similarly rated by another NRSRO, or those that are deemed to be of comparable quality by the Manager.

Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund may also invest up to 20% their respective net assets in below-investment-grade municipal lease obligations or similarly rated by another NRSRO. Delaware National High-Yield Municipal Bond Fund may invest in below-investment-grade municipal lease obligations without limit.

As with a Fund’s other investments, the Manager expects the Fund’s investments in municipal lease obligations to be exempt from regular federal income tax. Each Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property will be less than the amount the municipality was paying.

Zero coupon bonds

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their respective face amount or par value.

How the Funds use them: Each Fund may invest in zero coupon bonds. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. The bonds may have certain tax consequences which, under certain conditions, could be adverse to a Fund.

Other investment strategies

Downgraded quality ratings

The credit quality restrictions described above for each Fund apply only at the time of purchase. Each Fund may continue to hold a security whose quality rating has been lowered or in the case of an unrated bond, after the Manager has changed its assessment of the bond’s credit quality.

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions but normally does not do so. Each Fund may borrow up to 10% of the value of its total assets (20% for Delaware National High-Yield Municipal Bond Fund). A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Concentration

Where the Manager feels there is a limited supply of appropriate investments, each Fund may concentrate its investments (invest more than 25% of net assets) in municipal obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, each Fund may invest more than 25% of its assets in industrial development bonds and pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. Each Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

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How we manage the Funds

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objective. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Funds. You should also note that the failure of an issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, in some cases retroactively to the date the security was issued. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps and inverse floaters may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be off-set by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Funds strive to manage it: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund do not try to increase return by predicting and aggressively capitalizing on interest rate moves. In anticipation of an interest rate decline, the Manager may extend average maturity and when the Manager anticipates an increase, it may shorten average maturity.

In an attempt to reduce interest rate risk, the Manager will adjust Delaware National High-Yield Municipal Bond Fund's average maturity based on its view of interest rates. In anticipation of an interest rate decline, the Manager may extend average maturity and when the Manager anticipates an increase, it may shorten average maturity.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Funds strive to manage it: Each Fund maintains a long-term investment approach and focuses on securities that the Manager believes can continue to provide returns over an extended time frame regardless of interim market fluctuations in the bond market.

In evaluating the use of an index swap, the Manager carefully considers how market changes could affect the swap and how that compares to a Fund investing directly in the market the swap is intended to represent.

Industry and sector risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

How the Funds strive to manage them: Each Fund generally spreads its assets across different types of municipal bonds and among bonds representing different industries, sectors, and regions throughout the country in order to try to minimize the impact that a poorly performing security would have on the Fund. The Manager also follows a rigorous selection process before choosing securities for the portfolios.

Where the Manager feels there is a limited supply of appropriate investments, the Manager may concentrate (invest more than 25% of net assets) each Fund's investments in just a few industries or sectors. This will expose a Fund to greater industry and sector risk.

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Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact fund performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by municipalities whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation may be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

In the case of municipal bonds, issuers may be affected by poor economic conditions in their states.

How the Funds strive to manage it: The Manager conducts careful credit analysis of individual bonds; a Fund focuses on high-quality bonds and limits its holdings of bonds rated below investment grade (except for Delaware National High-Yield Municipal Bond Fund). A Fund also holds a number of different bonds in its portfolio. All of this is designed to help reduce credit risk.

Delaware National High-Yield Municipal Bond Fund is subject to significant credit risk due to its investments in lower-quality, high yielding bonds.

High yield, high-risk municipal bond (junk bond) risk

Investing in so-called “junk bonds” entails the risk of principal loss because they are rated below investment grade. As a result, junk bonds are subject to a greater risk of loss than investment grade bonds. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Although experts disagree on the impact recessionary periods have had and will have on high yield municipal bonds, some analysts believe a protracted economic downturn would adversely affect the value of outstanding bonds and the ability of high yield issuers to repay principal and interest. In particular, for a high yield revenue bond, adverse economic conditions to the particular project or industry that backs the bond would pose a significant risk.

How the Funds strive to manage it: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund limit the amount of their respective portfolios that may be invested in lower-quality, higher yielding bonds.

This is a significant risk for Delaware National High-Yield Municipal Bond Fund. In striving to manage this risk, the Fund generally holds a number of different bonds representing a variety of industries and municipal projects, seeking to minimize the effect that any one bond may have on the portfolio.

Call risk

Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing an investor to reinvest his or her money at interest rates that might be lower than rates on the called bond.

How the Funds strive to manage it: The Manager takes into consideration the likelihood of prepayment when it selects bonds and, in certain environments, may look for bonds that have protection against early prepayment.

IBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Funds strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Funds or the financial instruments in which the Funds invest cannot yet be determined.  However, the Funds try to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Funds and the financial

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How we manage the Funds

instruments in which the Funds invest in order to minimize any potential impact on the Funds.  In addition, the Funds typically invest in a number of different securities in a variety of sectors in order to minimize the impact to the Funds of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Funds strive to manage it: Each Fund's exposure to illiquid investments is limited to no more than 15% of its net assets.

A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In striving to manage this risk, the Manager evaluates the size of a bond issuance as a way to anticipate its likely liquidity level.

Swap agreements may be treated as illiquid investments, but swap dealers may be willing to repurchase interest rate swaps within seven calendar days.

Geographic concentration risk

Geographic concentration risk is the risk that a fund that concentrates on investments from a particular state, region, or US territory or possession could be adversely affected by political and economic conditions in that state, region, or US territory or possession. There is also the risk that an inadequate supply of municipal bonds exists in a particular state or US territory or possession.

How the Funds strive to manage it: Each Fund's portfolio is diversified among issuers of US municipal securities. From time to time, however, a Fund may have a significant position in the municipal securities of a particular state, territory, or possession such as the Commonwealth of Puerto Rico, and may be subject to geographic concentration risk. In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody's, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, the Manager carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, the Manager believes these economies are broad enough to satisfy a Fund's investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

Alternative minimum tax risk

If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

How the Funds strive to manage it: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund each may invest up to 20% of their assets in bonds whose income is subject to the federal alternative minimum tax.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules.  These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

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Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Funds strive to manage it: The Funds will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Funds strive to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before a Fund enters into transactions with them. A Fund will hold collateral from counterparties consistent with applicable regulations.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Funds strive to manage it: Each Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

While a fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline.

How the Funds strive to manage it: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for each Fund. The Manager typically diversifies a Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are

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How we manage the Funds

increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

How the Funds strive to manage it: The Funds maintain a long-term investment approach. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Funds may hold securities for any amount of time, they generally do not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

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Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds’ investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Sept. 30, 2020, $172.7 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services. For its services to the Funds, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.40%, 0.34%, and 0.45% of the average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively, during the last fiscal year.

A discussion of the basis for the Boards’ approval of the Funds’ investment advisory agreements is available in the Funds’ annual report to shareholders for the fiscal year ended Aug. 31, 2020.

Portfolio managers

Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden have an equal role in the management of the Funds. Mr. Gizzi, Mr. Czepiel, and Mr. van Roden assumed primary responsibility for making day-to-day investment decisions for the Funds in December 2012, July 2007, and February 2019, respectively.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for the taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management (MIM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management (MIM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden, Senior Vice President, Head of Municipal Trading, Portfolio Manager
Jake van Roden is head of the firm’s municipal trading. He is also a portfolio manager for the firm’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include the closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management (MIM) in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds  without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

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Who manages the Funds

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

24

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A and Class C shares of each Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•Class A shares of Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund have an upfront sales charge of up to 4.50% that you pay when you buy the shares. Class A shares of Delaware Tax-Free USA Intermediate Fund have an upfront sales charge of up to 2.75%.

•If you invest $100,000 or more, your front-end sales charge will be reduced.

•You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets (currently limited to 0.15% for Delaware Tax-Free USA Intermediate Fund). For Delaware Tax-Free USA Fund, Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992 and 0.25% on all shares acquired on or after June 1, 1992. See “Dealer compensation” below for further information.

•Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*

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About your account

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, for shares of Delaware National High-Yield Municipal Bond Fund prior to Dec. 2, 2019 or for shares of Delaware Tax-Free USA Fund prior to July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year; or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares, for shares of the Delaware National High-Yield Municipal Bond Fund on or after Dec. 2, 2019 or for shares of Delaware Tax-Free USA Fund on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Delaware Tax-Free USA Intermediate Fund

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	2.75%	3.23%
$100,000 but less than $250,000	2.00%	2.44%
$250,000 or more	none*	none*

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares prior to Dec. 2, 2019, or if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares on or after Dec. 2, 2019, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C

•Class C shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•You may purchase only up to $250,000 of Class C shares at any one time. Orders that equal or exceed $250,000 will be rejected.

•Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

•Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

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Institutional Class

•Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.

•Institutional Class shares are not subject to a CDSC.

•Institutional Class shares do not assess a 12b-1 fee.

•Institutional Class shares are available for purchase only by the following:

oa bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

oregistered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

oprograms sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

othrough a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

oprivate investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Class A1	Class C2	Class A1	Class C2	Class A1	Class C2
Commission (%)	—	1.00%	—	1.00%	—	1.00%
Investment less than $100,000	4.00%	—	2.35%	—	4.00%	—
$100,000 but less than $250,000	3.00%	—	1.75%	—	3.00%	—
$250,000 but less than $500,000	2.00%	—	0.75%	—	1.00%	—
$500,000 but less than $1 million	1.60%	—	0.75%	—	1.00%	—
$1 million but less than $5 million	1.00%	—	0.75%	—	1.00%	—
$5 million but less than $25 million	0.50%	—	0.50%	—	0.50%	—
$25 million or more	0.25%	—	0.25%	—	0.25%	—
12b-1 fee to dealer	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%

[1]

On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.15% for Delaware Tax-Free USA Intermediate Fund from Dec. 27, 2019 through Dec. 28, 2020. Additionally, Delaware Tax-Free USA Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992 and 0.25% on all shares acquired on or after June 1, 1992. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

[2]

On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

27

About your account

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

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Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund's Institutional Class, if applicable.

•Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

•investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

29

About your account

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service  (for Class A and Class C shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

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Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. For all other securities, we use methods approved by the Boards that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Boards have delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards and is subject to the Boards’ oversight.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your

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About your account

request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

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Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

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About your account

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the applicable fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Boards have adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s

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financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it

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About your account

reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Exempt-interest dividends. Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. These dividends may be taxable to corporate shareholders subject to a state's corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining federal alternative minimum tax for noncorporate shareholders, unless such bonds were issued in 2009 or 2010.

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While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (IRS) or a state tax authority as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

Taxable income dividends. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities.  These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Capital gain distributions. Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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About your account

Expenses to carry tax-exempt obligations. Note that interest on indebtedness incurred or continued to purchase or carry obligations, the income from which is exempt from state taxation, may not be deductible for state income tax purposes (or may be required to be added to the base upon which such taxes are imposed).

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial highlights

Delaware Tax-Free USA Fund

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.96	$11.44	$11.70	$12.22	$11.83
Income (loss) from investment operations:
Net investment income[1]	0.38	0.41	0.42	0.43	0.42
Net realized and unrealized gain (loss)	0.01	0.52	(0.26)	(0.40)	0.39
Total from investment operations	0.39	0.93	0.16	0.03	0.81
Less dividends and distributions from:
Net investment income	(0.38)	(0.41)	(0.42)	(0.43)	(0.42)
Net realized gain	(0.03)	—[2]	—	(0.12)	—
Total dividends and distributions	(0.41)	(0.41)	(0.42)	(0.55)	(0.42)
Net asset value, end of period	$11.94	$11.96	$11.44	$11.70	$12.22
Total return[3]	3.44%	8.35%	1.44%	0.41%	7.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478,671	$472,153	$481,117	$415,314	$493,408
Ratio of expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%
Ratio of expenses to average net assets prior to fees waived	0.95%	0.95%	0.96%	0.96%	0.95%
Ratio of net investment income to average net assets	3.24%	3.55%	3.66%	3.71%	3.52%
Ratio of net investment income to average net assets prior to fees waived	3.10%	3.41%	3.51%	3.56%	3.38%
Portfolio turnover	77%	43%	42%	33%	33%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

39

Financial highlights

Delaware Tax-Free USA Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.96	$11.44	$11.70	$12.22	$11.83
Income (loss) from investment operations:
Net investment income[1]	0.29	0.32	0.34	0.34	0.33
Net realized and unrealized gain (loss)	0.01	0.52	(0.26)	(0.40)	0.39
Total from investment operations	0.30	0.84	0.08	(0.06)	0.72
Less dividends and distributions from:
Net investment income	(0.29)	(0.32)	(0.34)	(0.34)	(0.33)
Net realized gain	(0.03)	—[2]	—	(0.12)	—
Total dividends and distributions	(0.32)	(0.32)	(0.34)	(0.46)	(0.33)
Net asset value, end of period	$11.94	$11.96	$11.44	$11.70	$12.22
Total return[3]	2.66%	7.55%	0.68%	(0.35%)	6.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,778	$16,051	$18,808	$27,397	$31,545
Ratio of expenses to average net assets	1.56%	1.56%	1.56%	1.56%	1.56%
Ratio of expenses to average net assets prior to fees waived	1.70%	1.70%	1.71%	1.71%	1.70%
Ratio of net investment income to average net assets	2.49%	2.80%	2.91%	2.96%	2.77%
Ratio of net investment income to average net assets prior to fees waived	2.35%	2.66%	2.76%	2.81%	2.63%
Portfolio turnover	77%	43%	42%	33%	33%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

40

Delaware Tax-Free USA Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.05	$11.52	$11.79	$12.31	$11.91
Income (loss) from investment operations:
Net investment income[1]	0.41	0.44	0.45	0.46	0.46
Net realized and unrealized gain (loss)	0.01	0.53	(0.27)	(0.40)	0.40
Total from investment operations	0.42	0.97	0.18	0.06	0.86
Less dividends and distributions from:
Net investment income	(0.41)	(0.44)	(0.45)	(0.46)	(0.46)
Net realized gain	(0.03)	—[2]	—	(0.12)	—
Total dividends and distributions	(0.44)	(0.44)	(0.45)	(0.58)	(0.46)
Net asset value, end of period	$12.03	$12.05	$11.52	$11.79	$12.31
Total return[3]	3.70%	8.68%	1.61%	0.68%	7.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,801	$134,112	$77,396	$62,872	$45,696
Ratio of expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of expenses to average net assets prior to fees waived	0.70%	0.70%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	3.49%	3.80%	3.91%	3.96%	3.77%
Ratio of net investment income to average net assets prior to fees waived	3.35%	3.66%	3.76%	3.81%	3.63%
Portfolio turnover	77%	43%	42%	33%	33%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

41

Financial highlights

Delaware Tax-Free USA Intermediate Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.28	$11.76	$12.06	$12.38	$12.04
Income (loss) from investment operations:
Net investment income[1]	0.35	0.37	0.37	0.35	0.35
Net realized and unrealized gain (loss)	(0.02)	0.52	(0.30)	(0.32)	0.34
Total from investment operations	0.33	0.89	0.07	0.03	0.69
Less dividends and distributions from:
Net investment income	(0.35)	(0.37)	(0.37)	(0.35)	(0.35)
Net realized gain	—	—	—	—[2]	—
Total dividends and distributions	(0.35)	(0.37)	(0.37)	(0.35)	(0.35)
Net asset value, end of period	$12.26	$12.28	$11.76	$12.06	$12.38
Total return[3]	2.76%	7.71%	0.57%	0.35%	5.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,135	$123,691	$136,653	$164,154	$188,034
Ratio of expenses to average net assets	0.65%	0.65%	0.71%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived	0.91%	0.91%	0.92%	0.93%	0.92%
Ratio of net investment income to average net assets	2.87%	3.11%	3.10%	2.92%	2.84%
Ratio of net investment income to average net assets prior to fees waived	2.61%	2.85%	2.89%	2.74%	2.67%
Portfolio turnover	27%	25%	32%	26%	35%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

42

Delaware Tax-Free USA Intermediate Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.27	$11.75	$12.05	$12.37	$12.03
Income (loss) from investment operations:
Net investment income[1]	0.24	0.27	0.27	0.25	0.24
Net realized and unrealized gain (loss)	(0.02)	0.52	(0.30)	(0.32)	0.35
Total from investment operations	0.22	0.79	(0.03)	(0.07)	0.59
Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.27)	(0.25)	(0.25)
Net realized gain	—	—	—	—[2]	—
Total dividends and distributions	(0.24)	(0.27)	(0.27)	(0.25)	(0.25)
Net asset value, end of period	$12.25	$12.27	$11.75	$12.05	$12.37
Total return[3]	1.89%	6.81%	(0.28%)	(0.50%)	4.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,864	$22,874	$28,002	$40,402	$49,515
Ratio of expenses to average net assets	1.50%	1.50%	1.56%	1.60%	1.60%
Ratio of expenses to average net assets prior to fees waived	1.66%	1.66%	1.67%	1.68%	1.67%
Ratio of net investment income to average net assets	2.02%	2.26%	2.25%	2.07%	1.99%
Ratio of net investment income to average net assets prior to fees waived	1.86%	2.10%	2.14%	1.99%	1.92%
Portfolio turnover	27%	25%	32%	26%	35%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

43

Financial highlights

Delaware Tax-Free USA Intermediate Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$12.40	$11.87	$12.17	$12.50	$12.16
Income (loss) from investment operations:
Net investment income[1]	0.37	0.39	0.39	0.37	0.37
Net realized and unrealized gain (loss)	(0.02)	0.53	(0.30)	(0.33)	0.34
Total from investment operations	0.35	0.92	0.09	0.04	0.71
Less dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.39)	(0.37)	(0.37)
Net realized gain	—	—	—	—[2]	—
Total dividends and distributions	(0.37)	(0.39)	(0.39)	(0.37)	(0.37)
Net asset value, end of period	$12.38	$12.40	$11.87	$12.17	$12.50
Total return[3]	2.92%	7.92%	0.75%	0.44%	5.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$453,727	$399,830	$377,445	$369,443	$479,172
Ratio of expenses to average net assets	0.50%	0.50%	0.56%	0.60%	0.60%
Ratio of expenses to average net assets prior to fees waived	0.66%	0.66%	0.67%	0.68%	0.67%
Ratio of net investment income to average net assets	3.02%	3.26%	3.25%	3.07%	2.99%
Ratio of net investment income to average net assets prior to fees waived	2.86%	3.10%	3.14%	2.99%	2.92%
Portfolio turnover	27%	25%	32%	26%	35%

[1]	The average shares outstanding have been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

44

Delaware National High-Yield Municipal Bond Fund

	Year ended
Class A shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	11.48	$11.00	$11.05	$11.42	$10.75
Income (loss) from investment operations:
Net investment income[1]	0.44	0.46	0.46	0.44	0.41
Net realized and unrealized gain (loss)	(0.33)	0.48	(0.05)	(0.37)	0.67
Total from investment operations	0.11	0.94	0.41	0.07	1.08
Less dividends and distributions from:
Net investment income	(0.44)	(0.46)	(0.46)	(0.44)	(0.41)
Total dividends and distributions	(0.44)	(0.46)	(0.46)	(0.44)	(0.41)
Net asset value, end of period	$11.15	$11.48	$11.00	$11.05	$11.42
Total return[2]	1.06%	8.81%	3.80%	0.72%	10.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$182,214	$208,549	$200,493	$190,211	$250,810
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets prior to fees waived	0.91%	0.90%	0.91%	0.94%	0.94%
Ratio of net investment income to average net assets	3.99%	4.22%	4.19%	4.02%	3.73%
Ratio of net investment income to average net assets prior to fees waived	3.93%	4.17%	4.13%	3.93%	3.64%
Portfolio turnover	44%	33%	19%	27%	13%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

45

Financial highlights

Delaware National High-Yield Municipal Bond Fund

	Year ended
Class C shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.52	$11.04	$11.09	$11.47	$10.80
Income (loss) from investment operations:
Net investment income[1]	0.36	0.38	0.38	0.36	0.33
Net realized and unrealized gain (loss)	(0.32)	0.48	(0.05)	(0.38)	0.67
Total from investment operations	0.04	0.86	0.33	(0.02)	1.00
Less dividends and distributions from:
Net investment income	(0.36)	(0.38)	(0.38)	(0.36)	(0.33)
Total dividends and distributions	(0.36)	(0.38)	(0.38)	(0.36)	(0.33)
Net asset value, end of period	$11.20	$11.52	$11.04	$11.09	$11.47
Total return[2]	0.41%	7.98%	3.03%	(0.11%)	9.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,993	$91,184	$92,155	$97,974	$113,905
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets prior to fees waived	1.66%	1.65%	1.66%	1.69%	1.69%
Ratio of net investment income to average net assets	3.24%	3.47%	3.44%	3.27%	2.98%
Ratio of net investment income to average net assets prior to fees waived	3.18%	3.42%	3.38%	3.18%	2.89%
Portfolio turnover	44%	33%	19%	27%	13%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

46

Delaware National High-Yield Municipal Bond Fund

	Year ended
Institutional Class shares	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$11.58	$11.10	$11.15	$11.53	$10.85
Income (loss) from investment operations:
Net investment income[1]	0.47	0.49	0.49	0.47	0.45
Net realized and unrealized gain (loss)	(0.32)	0.48	(0.05)	(0.38)	0.67
Total from investment operations	0.15	0.97	0.44	0.09	1.12
Less dividends and distributions from:
Net investment income	(0.47)	(0.49)	(0.49)	(0.47)	(0.44)
Total dividends and distributions	(0.47)	(0.49)	(0.49)	(0.47)	(0.44)
Net asset value, end of period	$11.26	$11.58	$11.10	$11.15	$11.53
Total return[2]	1.44%	9.03%	4.07%	0.92%	10.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,095,548	$1,141,973	$1,017,167	$932,716	$905,436
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to fees waived	0.66%	0.65%	0.66%	0.69%	0.69%
Ratio of net investment income to average net assets	4.24%	4.47%	4.44%	4.27%	3.98%
Ratio of net investment income to average net assets prior to fees waived	4.18%	4.42%	4.38%	4.18%	3.89%
Portfolio turnover	44%	33%	19%	27%	13%

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

47

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

48

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

-Shares sold to pay certain brokerage fees initiated by the broker

-Shares acquired through a right of reinstatement

-Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

-Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

-Shares purchased through a Merrill Lynch affiliated investment advisory program

-Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

-Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

-Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds)

-Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

-Employees and registered representatives of Merrill Lynch or its affiliates and their family members

-Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

-Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Class A and C shares available at Merrill Lynch

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

-Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

-Shares acquired through a right of reinstatement

-Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

-Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

-Breakpoints as described in this Prospectus.

49

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

-Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

-Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

-Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

-Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

-Shares purchased through a Morgan Stanley self-directed brokerage account

-Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

-Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

-Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

-Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

-Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

-Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

-Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

-Shares purchased in an investment advisory program.

50

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).

-Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

-Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

-A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

-Death or disability of the shareholder.

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

-Return of excess contributions from an IRA Account.

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

-Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

-Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

-Breakpoints as described in this Prospectus.

-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Sales Waivers and Reductions in Sales Charges

Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

-The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

-ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

-Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

-Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

-Shares purchased in an Edward Jones fee-based program.

51

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

-Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

-Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

-Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

-The death or disability of the shareholder

-Systematic withdrawals with up to 10% per year of the account value

-Return of excess contributions from an Individual Retirement Account (IRA)

-Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

-Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

-Shares exchanged in an Edward Jones fee-based program

-Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts

-$250 initial purchase minimum

-$50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

-A fee-based account held on an Edward Jones platform

-A 529 account held on an Edward Jones platform

-An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes

-At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

-Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

-Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

-Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

-Shares acquired through a right of reinstatement.

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-Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

-Shares sold upon the death or disability of the shareholder.

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

-Shares purchased in connection with a return of excess contributions from an IRA account.

-Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

-Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

-Shares acquired through a right of reinstatement.

-Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

-Breakpoints as described in this Prospectus

-Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

-Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-Shares purchased by or through a 529 Plan

-Shares purchased through a OPCO affiliated investment advisory program

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds)

-Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

-Employees and registered representatives of OPCO or its affiliates and their family members

-Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-Death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Return of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in this Prospectus

-Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-Breakpoints as described in this Prospectus.

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-Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares Available at Baird

-Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

-Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

-Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

-A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

-Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

-Shares sold due to death or disability of the shareholder

-Shares sold as part of a systematic withdrawal plan as described in this Prospectus

-Shares bought due to returns of excess contributions from an IRA Account

-Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus

-Shares sold to pay Baird fees but only if the transaction is initiated by Baird

-Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

-Breakpoints as described in this Prospectus

-Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

-Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

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Additional information

Contact information

•Website: delawarefunds.com

•Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm ET)

oFor fund information, literature, price, yield, and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

oFor convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

Additional information about the Funds’ investments is available in their annual and semiannual shareholder reports. In the Funds’ annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Funds’ website at delawarefunds.com/literature. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

PR-011 12/20

Investment Company Act number: 811-03850 and 811-07742

Statement of Additional Information

	Nasdaq ticker symbols		Nasdaq ticker symbols		Nasdaq ticker symbols
Voyageur Insured Funds Delaware Tax-Free Arizona Fund		Voyageur Mutual Funds Delaware Tax-Free Idaho Fund		Voyageur Tax Free Funds Delaware Tax-Free Minnesota Fund
Class A	VAZIX	Class A	VIDAX	Class A	DEFFX
Class C	DVACX	Class C	DVICX	Class C	DMOCX
Institutional Class	DAZIX	Institutional Class	DTIDX	Institutional Class	DMNIX
Voyageur Mutual Funds Delaware Tax-Free California Fund		Voyageur Mutual Funds Delaware Tax-Free New York Fund		Voyageur Intermediate Tax Free Funds Delaware Tax-Free Minnesota Intermediate Fund
Class A	DVTAX	Class A	FTNYX	Class A	DXCCX
Class C	DVFTX	Class C	DVFNX	Class C	DVSCX
Institutional Class	DCTIX	Institutional Class	DTNIX	Institutional Class	DMIIX
Voyageur Mutual Funds II Delaware Tax-Free Colorado Fund		Delaware Group® State Tax-Free Income Trust Delaware Tax-Free Pennsylvania Fund		Voyageur Mutual Funds Delaware Minnesota High-Yield Municipal Bond Fund
Class A	VCTFX	Class A	DELIX	Class A	DVMHX
Class C	DVCTX	Class C	DPTCX	Class C	DVMMX
Institutional Class	DCOIX	Institutional Class	DTPIX	Institutional Class	DMHIX

December 29, 2020

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated December 29, 2020, as it may be amended from time to time, for each of the municipal bond funds listed above (each a “Fund” and collectively, the “Funds”).

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund’s annual report (“Annual Reports”) into this SAI. The Annual Reports will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

AI-322 12/20

AI-322 12/202

Organization and Classification

Organization

This SAI describes the Funds, which are series of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Tax Free Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds II, and Delaware Group® State Tax-Free Income Trust (individually and collectively, the “Trust”). The Funds offer Class A and Class C shares (collectively, the “Retail Classes”). Each Fund also offers an Institutional Class (collectively, the “Institutional Classes” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares of the Funds, except where noted. The Funds’ investment manager is Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).

Delaware Tax-Free Pennsylvania Fund changed its fiscal year end to Aug. 31 in 2013.

Effective as of the close of business on Dec. 4, 2020, Delaware Tax-Free California II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free California Fund and Delaware New York II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free New York Fund.

Trust	Original Form of Organization (date)	Current Form of Organization (date)
Voyageur Insured Funds	Minnesota Corporation (Jan. 6, 1987)	Delaware Statutory Trust (Nov. 1, 1999)
Voyageur Intermediate Tax Free Funds	Minnesota Corporation (Jan. 21, 1985)	Delaware Statutory Trust (Nov. 1, 1999)
Voyageur Mutual Funds	Minnesota Corporation (April 14, 1993)	Delaware Statutory Trust (Nov. 1, 1999)
Voyageur Mutual Funds II	Minnesota Corporation (Jan. 13, 1987)	Delaware Statutory Trust (Nov. 1, 1999)
Voyageur Tax Free Funds	Minnesota Corporation (Nov. 10, 1983)	Delaware Statutory Trust (Nov. 1, 1999)
Delaware Group State Tax-Free Income Trust	Pennsylvania Business Trust (Nov. 23, 1976)	Delaware Statutory Trust (April 29, 2000)

Classification

Each Trust is an open-end management investment company.

Each Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the Fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objectives, Restrictions, and Policies

Investment Objectives

The Funds’ investment objectives are described in the Prospectus.

Fundamental Investment Restrictions

Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

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Investment Objectives, Restrictions, and Policies

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by each Fund’s respective Board without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

In applying each Fund’s concentration policy (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Funds’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

It is possible that a Fund’s annual portfolio turnover rate may be greater than 100%; however, no Fund is expected to have a portfolio turnover rate in excess of 100%.

For the past two fiscal years, the Funds’ portfolio turnover rates were as follows:

AI-322 12/204

Fund	2020	2019
Delaware Tax-Free Arizona Fund	36%	31%
Delaware Tax-Free California Fund	36%	32%
Delaware Tax-Free Colorado Fund	18%	16%
Delaware Tax-Free Idaho Fund	22%	14%
Delaware Tax-Free Minnesota Fund	15%	13%
Delaware Tax-Free Minnesota Intermediate Fund	20%	19%
Delaware Minnesota High-Yield Municipal Bond Fund	18%	12%
Delaware Tax-Free New York Fund	31%	21%
Delaware Tax-Free Pennsylvania Fund	40%	23%

Investment Strategies and Risks

The Funds’ investment objectives, strategies, and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectus. The Funds’ investment strategies are nonfundamental and may be changed without shareholder approval.

Tax–Exempt Obligations—Generally

The Funds invest primarily in tax-exempt obligations, often referred to as municipal bonds. The term “Tax-Exempt Obligations” refers to debt obligations issued by or on behalf of a state or that state’s counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia and United States territories such as Puerto Rico, Guam, or the US Virgin Islands. These securities generally pay interest free from federal income tax (except, in certain instances, the alternative minimum tax, which will depend on a shareholder’s tax status) and from state personal income taxes, if any, for residents of that state. Generally for all Tax-Exempt Obligations, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Tax-Exempt Obligations are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects, or public facilities. Tax-Exempt Obligations are classified as general or revenue obligations.

The value of the Tax-Exempt Obligations may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory, or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

Securities in which the Funds may invest, including Tax-Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the US Congress or a state’s legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on, and principal of, their Tax-Exempt Obligations may be materially affected.

Each Fund also concentrates its investments in a particular state. Therefore, there are risks associated with each Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect Tax-Exempt Obligations, regional or local economic conditions that could adversely affect such obligations, and differing levels of supply and demand for municipal bonds particular to the state in which a Fund focuses its investments.

From time to time, legislation, some of which became law, has been introduced in the US Congress for the purpose of restricting the availability of, or eliminating the federal income tax exemption for, interest on Tax-Exempt Obligations. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax-Exempt Obligations for investment by the Funds and the value of each Fund’s portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund’s investment objective and policies and submit possible changes in the structure of each Fund for shareholder approval.

AI-322 12/205

Investment Strategies and Risks

To the extent that the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), or Fitch Ratings, Inc. (“Fitch”) for Tax-Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds’ Prospectus and this SAI. The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of the Tax-Exempt Obligations, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

General obligation bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds. The full faith, credit, and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of a Fund. Conversely, if revenue accrues more quickly than anticipated, a Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Derivatives Instruments

The Funds may invest in some or all of the following types of derivatives instruments, all of which are described in more detail in this section: futures, options, and swaps. Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable investments and securities that are rated below investment grade, except for Delaware Minnesota High-Yield Municipal Bond Fund, which may invest without limit in securities that are rated below investment grade.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by a Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Trust has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Trust intend to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Trust’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Trust relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds’ positions in commodity interests may not exceed 5% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional

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value of the Funds’ commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Trust would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund  engages in derivatives transactions, may prevent the Funds from using or limit the Funds’ use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds’ ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds’ investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Futures and Options on Futures

Certain Funds may enter into contracts for the purchase or sale for future delivery of securities or contracts based on securities indices, including any index of securities to which a Fund may seek exposure (“futures contracts”), and may purchase and write put and call options to buy or sell futures contracts (“options on futures contracts”). These transactions may be entered into for bona fide hedging and other permissible risk-management purposes. Futures and options on futures will be used to facilitate allocation of a Fund’s investments among asset classes, or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options, and writing (i.e., selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options, and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable investments and securities that are rated below investment grade, except for Delaware Minnesota High-Yield Municipal Bond Fund, which may invest without limit in securities that are rated below investment grade.

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Investment Strategies and Risks

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds’ custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Funds’ use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

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If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

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Investment Strategies and Risks

High Yield Securities (“Junk bonds”)

Securities rated lower than BBB- by S&P or Baa3 by Moody’s or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) are commonly known as junk bonds. Each Fund (except for Delaware Minnesota High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high yield, high-risk fixed income securities or junk bonds. Delaware Minnesota High-Yield Municipal Bond Fund may invest without limit in high yield, high-risk fixed income securities.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A: Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund’s ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Illiquid and Restricted Investments

Each Fund is permitted to invest up to 15% of its respective net assets in illiquid investments. For purposes of a Fund’s 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in a Fund obtaining a less favorable price on a resale.

Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund’s limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

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Inverse Floaters

Each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. Otherwise, each Fund’s investments in taxable instruments and securities rated below investment grade, including inverse floaters on taxable bonds, are limited to 20% of a Fund’s respective net assets, except for Delaware Minnesota High-Yield Municipal Bond Fund, which will invest more than 20% of its net assets in securities that are rated below investment grade. Delaware Minnesota High-Yield Municipal Bond Fund may invest up to 25% of its net assets in inverse floaters.

Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices. Certain expenses of an inverse floater program will be deemed to be expenses of a Fund where the Fund has transferred its own municipal bonds to the trust that issues the inverse floater. To the extent that income from the inverse floater offsets these expenses, the additional income will have a positive effect on a Fund’s performance. Conversely, to the extent that these expenses exceed income earned from the trust collateral, the shortfall will have a negative effect on performance. Typically, a Fund invests in inverse floaters that permit the holder of the inverse floater to terminate the program in the event the fees and interest expense exceed income earned by the municipal bonds held by the trust. Inverse floaters may be more volatile than other tax-exempt investments.

Investment Companies

Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Each Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, primarily through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion, or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee’s governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or releasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Manager believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Options

The Funds may purchase and write put and call options on the securities in which they invest and on securities indices. The Funds may use put and call transactions to hedge against market risk and facilitate portfolio management. Options may be used to attempt to protect against possible

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Investment Strategies and Risks

declines in the market value of a Fund’s portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. A Fund will write call options on a covered basis only.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying

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reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative

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Investment Strategies and Risks

correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.

Private Activity Bonds

Each Fund may invest without limit in private activity bonds, except that a Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income tax, including the alternative minimum tax, and applicable state personal income taxes. If a Fund invests in private activity bonds, a portion of that Fund’s distributions may be subject to the federal alternative minimum tax.

Private activity bonds are bonds whose proceeds are used to finance certain nongovernmental activities, and could include some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 (the “Tax Act”) limits the amount of new “private purpose” bonds that each state may issue and subjects interest income from these bonds to the federal alternative minimum tax. The Tax Act also makes the tax-exempt status of certain bonds depend upon the issuer’s compliance with specific requirements after the bonds are issued.

Private activity bonds are a type of municipal bond issued when funds are to be used for a nonessential purpose. Private activities for which tax-exempt bonds may be issued include airports, electric and gas distribution systems, government mass transportation systems, housing bonds, privately owned sports facilities, hazardous waste disposal facilities, solid waste disposal facilities, and student loans. Small issues of industrial development revenue bonds and nonprofit college and hospital bonds are also permitted. The Internal Revenue Code limits the amount of new private activity bonds that each state can issue. The interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code.

Repurchase Agreements

Each Fund may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by US government securities.

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to a Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although a Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for a Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by a Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to a Fund’s investment restriction on illiquid investments.

Delaware Funds® by Macquarie (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements

Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund may enter into reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of each Fund’s total assets.

A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain, in a segregated account with its custodian, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). If the reverse repurchase agreement lacks a specified repurchase price, a Fund must segregate liquid assets equal to the proceeds received on any sale subject to repurchase plus accrued interest. If the reverse repurchase agreement has a specified repurchase price, a Fund must segregate liquid assets equal to the repurchase price. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities

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purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, a Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

A Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. In addition, a Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Swaps

Each Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund’s investments in CDS contracts will be limited to 15% of the Fund’s total net assets. Each Fund may invest in inflation, interest rate, and total return swaps to the extent consistent with its investment objectives and strategies. A Fund will only invest in these types of swap transactions when all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will monitor the ongoing creditworthiness of swap counterparties in order to seek to minimize the risk of swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or

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nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit

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default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing

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Investment Strategies and Risks

and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund’s counterparty review process. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

Because some swaps used by a Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such swaps. For more information about segregating assets, see “Segregation of Assets” in this section.

Taxable Obligations

The Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income (or property) taxation. The Funds also may invest in certificates of deposit, bankers’ acceptances, and other time deposits. With respect to Delaware Tax-Free Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit

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Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

•Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

•Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

US Government Securities

The Funds may invest in securities issued or guaranteed by the US government or its agencies or instrumentalities.

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

The Funds may invest in variable- and floating-rate demand notes.

Variable-rate master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

A variable-rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating-rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable- and floating-rate notes purchased by a Fund will be determined by the Manager under guidelines established by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable- or floating-rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable- or floating-rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable- or floating-rate notes may be secured by bank letters of credit.

If not rated, such instruments must be found by the Manager under guidelines established by the Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments. See “Appendix A: Description of Ratings” for a description of the rating symbols of S&P and Moody’s.

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Investment Strategies and Risks

When-Issued and Delayed-Delivery Securities

New issues of Tax-Exempt Obligations and other securities are often purchased on a when-issued or delayed-delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction.

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

The Funds may invest in zero coupon and payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in

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the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

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Investment Strategies and Risks

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries.  These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Insurance

Financial health of municipal bond insurance companies

About 9% of the $3.85 trillion in outstanding US municipal bonds are “wrapped” with a municipal bond insurance policy from one of several “monoline” financial guarantors.

During the period of the mid 1990s through mid 2000s, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage-backed securities (“RMBS”) and collateralized debt obligations (“CDOs”) that contain both sub-prime and prime mortgages and home equity lines of credit (“HELOCs”). The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector. The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined. During the summer and fall of 2007, all but two of the seven “first tier” or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure. The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios. With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors. Extensive revisions to the capital models were completed in the second half of 2007. The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating. All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers announced or completed plans to raise additional capital and claims-paying resources. Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage-backed securities exposure. These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms in 2008, with additional downgrades continuing through 2013.

In 2013, several of the monoline firms reached settlements related to insured RMBS, resulting in cash payments. Following the announcement of such settlements, the ratings for each of the firms was upgraded, and their outlook was deemed to be positive.

In 2014, insurers were impacted by the enactment by the Commonwealth of Puerto Rico of a law, the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Recovery Act), that allowed public corporations to defer or restructure their debt obligations. Subsequently in 2014, the ratings agencies adjusted their outlooks on account of exposure to Puerto Rico insurers.

In 2018, total long-term sales of municipal bonds were $339 billion, which represents a decrease of 2.4% from 2017. The amount of municipal bonds sold as insured during 2018 was $18.9 billion or 5.6% of total long-term, bond sales.

The Manager anticipates that substantially all of the insured municipal obligations in the Funds’ investment portfolios will be covered by either primary insurance or secondary market insurance. Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market (“Primary Insurance”). Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold (“Secondary Market Insurance”). Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Secondary Market Insurance, if any, would be paid from a Fund’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

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Insurer financial strength ratings continue to be provided by Moody’s and S&P. A Moody’s insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insured financial strength rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insured financial strength rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

An insurer financial strength rating by Moody’s or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurer financial strength rating does not take into account deductibles, surrender, or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody’s or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurer financial strength ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty has insurer financial strength ratings of A3 from Moody’s and AA from S&P. AGMC has insurer financial strength ratings of A2 from Moody’s and AA from S&P. BAM has an insurer financial strength rating of AA by S&P. BHAC is rated Aa1 by Moody’s and AA+ by S&P. MAC is rated AA by S&P and AA+ by Kroll Bond Rating Agency. These insurer financial strength ratings are as of Dec. 9, 2019. The insurer financial strength ratings of Ambac, CIFG, FGIC, National, and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines. Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, AGMC, BAM, BHAC, MAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

The following table is a summary snapshot of the insurer financial strength ratings of the municipal bond insurers as of Dec. 18, 2020:

Funds’ investment in insured bonds

Insurer	Moody's	S&P	Fitch
ACA	Not Rated	NR	WD
Ambac	WR	NR	WD
Assured Guaranty	A3 (Stable Outlook)	AA (Stable Outlook)	WD
BAM	Not Rated	AA (Stable Outlook)	Not Rated
BHAC	Aa1 (Stable Outlook)	AA+ (Stable Outlook)	Not Rated
CIFG	WR	NR	WD
FGIC	WR	NR	WD
AGMC (f. FSA)	A2 (Stable Outlook)	AA (Stable Outlook)	WD
National (f. MBIA)	Baa2 (Negative Outlook)	NR	WD
MAC	Not Rated	AA (Stable Outlook)	Not Rated
Radian	WR	NR	WD
XLCA (Syncora)	WR	NR	WD

Source: Bloomberg

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on each Fund’s website, delawarefunds.com. In addition,

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Disclosure of Portfolio Holdings Information

on a 10-day lag, we also make available on the website a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (DG3), and the Funds’ proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Nov. 30, 2020, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Ofﬁcer, and Trustee	President and Chief Executive Ofﬁcer since August 2015 Trustee since September 2015	85	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	85	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	85	Private Investor (March 2004–Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	85	Chief Executive Ofﬁcer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	85	Private Investor (April 2011–Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	85	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–December 2019)

Director and Audit Committee Member  — vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	85	Private Investor (2004–Present)	None
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	85

Private Investor (January 2017–Present)

Chief Executive Ofﬁcer — Banco Itaú  International (April 2012–December 2016)

Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018– December 2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	85	Vice Chairman (2010–April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013–Present)

Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association (July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	85	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present), WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	85	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Ofﬁcers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Ofﬁcer	Senior Vice President and Chief Financial Ofﬁcer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive ofﬁcer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ manager, principal underwriter, and transfer agent.

3

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.  In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Funds as of Dec. 31, 2019, unless otherwise noted.

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Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	$50,001–$100,000
Independent Trustees
Jerome D. Abernathy	None	None
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	$50,001–$100,000 Delaware Tax-Free Pennsylvania Fund	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy	$10,496	None	$338,500
Thomas L. Bennett (Chair)	$14,070	None	$454,833
Ann D. Borowiec	$10,131	None	$327,000
Joseph W. Chow	$9,702	None	$313,500
John A. Fry	$9,686	None	$313,500
Lucinda S. Landreth	$9,787	None	$273,232
Frances A. Sevilla-Sacasa	$10,211	None	$329,833
Thomas K. Whitford	$10,877	None	$351,833
Christianna Wood	$10,426	None	$337,000
Janet L. Yeomans	$10,367	None	$334,333

*

Effective Jan. 1, 2021, Each Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (85 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience

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Management of the Trust

and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of eleven Trustees. Ten of the eleven Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held five in-person meetings (two of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; Joseph W. Chow (until Dec. 31, 2020); Lucinda S. Landreth; and Janet L. Yeomans (effective Jan. 1, 2021). The Nominating and Corporate Governance Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would

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also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

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Management of the Trust

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chair (until Dec. 31, 2020); Joseph W. Chow, Chair (effective Jan. 1, 2021); Jerome D. Abernathy; Ann D. Borowiec (until Dec. 31, 2020); Lucinda S. Landreth (effective Jan. 1, 2021); and Christianna Wood. The Investments Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Investment Management”) will vote such proxies pursuant to Macquarie Investment Management’s (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM’s proxy

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voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM’s other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at http://www.delawarefunds.com/proxy; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM will normally vote against management’s position when it runs counter to MIM’s specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless company already provides similar reports through other means; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will be referred to the Committee for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee will assess the proposed vote to determine if it is reasonable. The Committee will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of Sept. 30, 2020, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $172.7 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

AI-322 12/2033

Investment Manager and Other Service Providers

The Investment Management Agreement for each Fund (each an “Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by its Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the applicable Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. Each Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under each Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (as a percentage of average daily net assets)
Delaware Tax-Free Arizona Fund Delaware Tax-Free Minnesota Intermediate Fund	0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $1.5 billion; 0.425% on assets in excess of $2.5 billion

Delaware Tax-Free California Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Pennsylvania Fund
Delaware Minnesota High-Yield Municipal Bond Fund

0.55% on the first $500 million; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; 0.425% on assets in excess of $2.5 billion

During the last three fiscal years, the Funds paid the following investment management fees to the Manager:

Fund	Aug. 31, 2020	Aug. 31, 2019	Aug. 31, 2018
Delaware Tax-Free Arizona Fund	$394,491 earned $261,986 paid $132,505 waived	$377,982 earned $240,655 paid $137,327 waived	$387,661 earned $264,379 paid $123,282 waived
Delaware Tax-Free California Fund*	$508,126 earned $315,760 paid $192,366 waived	$525,615 earned $324,737 paid $200,878 waived	$545,959 earned $348,534 paid $197,425 waived
Delaware Tax-Free Colorado Fund	$1,215,638 earned $950,799 paid $264,839 waived	$1,122,959 earned $865,686 paid $257,273 waived	$1,106,850 earned $853,278 paid $253,572 waived
Delaware Tax-Free Idaho Fund	$575,159 earned $410,270 paid $164,889 waived	$542,314 earned $379,262 paid $163,052 waived	$570,975 earned $411,106 paid $159,869 waived
Delaware Tax-Free Minnesota Fund	$3,148,707 earned $2,690,334 paid $458,373 waived	$3,006,000 earned $2,541,693 paid $464,307 waived	$3,001,023 earned $2,509,182 paid $491,841 waived
Delaware Tax-Free Minnesota Intermediate Fund	$410,716 earned $237,182 paid $173,534 waived	$386,722 earned $211,124 paid $175,598 waived	$449,857 earned $347,108 paid $102,749 waived
Delaware Minnesota High-Yield Fund Municipal Bond Fund	$1,123,132 earned $950,493 paid $172,639 waived	$981,891 earned $801,192 paid $180,699 waived	$967,349 earned $789,045 paid $178,304 waived
Delaware Tax-Free New York Fund**	$480,384 earned $261,061 paid $219,323 waived	$464,791 earned $235,325 paid $229,466 waived	$486,138 earned $240,825 paid $245,313 waived
Delaware Tax-Free Pennsylvania Fund	$2,415,901 earned $2,002,976 paid $412,925 waived	$2,387,037 earned $2,043,574 paid $343,463 waived	$2,523,191 earned $2,299,313 paid $223,878 waived

*

The fees shown above only reflect the fees of Delaware Tax-Free California Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free California II Fund into Delaware California Fund effective as of the close of business on Dec. 4, 2020.

AI-322 12/2034

**

The fees shown above only reflect the fees of Delaware Tax-Free New York Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free New York II Fund into Delaware New York Fund effective as of the close of business on Dec. 4, 2020.

Except for those expenses borne by the Manager under the Investment Management Agreements, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of its respective Class A shares, after reallowances to dealers, as follows:

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Tax-Free Arizona Fund
8/31/2020	$18,322	$15,662	$2,660
8/31/2019	$31,029	$26,553	$4,476
8/31/2018	$27,584	$23,653	$3,931
Delaware Tax-Free California Fund*
8/31/2020	$11,399	$9,658	$1,741
8/31/2019	$19,060	$16,297	$2,763
8/31/2018	$31,671	$26,747	$4,924
Delaware Tax-Free Colorado Fund
8/31/2020	$65,280	$56,318	$8,962
8/31/2019	$132,031	$110,828	$21,203
8/31/2018	$150,712	$125,760	$24,952
Delaware Tax-Free Idaho Fund
8/31/2020	$102,819	$88,884	$13,935
8/31/2019	$78,649	$67,045	$11,604
8/31/2018	$48,416	$41,099	$7,317
Delaware Tax-Free Minnesota Fund
8/31/2020	$194,313	$167,894	$26,419
8/31/2019	$135,692	$115,345	$20,347
8/31/2018	$147,538	$126,402	$21,136
Delaware Tax-Free Minnesota Intermediate Fund
8/31/2020	$26,263	$22,349	$3,914
8/31/2019	$26,124	$21,884	$4,240
8/31/2018	$20,461	$17,115	$3,346
Delaware Minnesota High-Yield Municipal Bond Fund
8/31/2020	$66,008	$56,812	$9,196
8/31/2019	$64,485	$54,780	$9,705
8/31/2018	$88,970	$75,174	$13,796
Delaware Tax-Free New York Fund**
8/31/2020	$13,547	$11,776	$1,771
8/31/2019	$21,033	$17,974	$3,059

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Investment Manager and Other Service Providers

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
8/31/2018	$59,808	$50,652	$9,156
Delaware Tax-Free Pennsylvania Fund
8/31/2020	$162,695	$139,752	$22,943
8/31/2019	$175,201	$148,916	$26,285
8/31/2018	$202,880	$172,692	$30,188

*

The amounts shown above only reflect the amounts of Delaware Tax-Free California Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free California II Fund into Delaware California Fund effective as of the close of business on Dec. 4, 2020.

**

The amounts shown above only reflect the amounts of Delaware Tax-Free New York Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free New York II Fund into Delaware New York Fund effective as of the close of business on Dec. 4, 2020.

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fiscal Year End	Class A	Class C
Delaware Tax-Free Arizona Fund
8/31/2020	None	$196
8/31/2019	None	$510
8/31/2018	None	None
Delaware Tax-Free California Fund*
8/31/2020	None	None
8/31/2019	None	$15
8/31/2018	None	$89
Delaware Tax-Free Colorado Fund
8/31/2020	$27,501	None
8/31/2019	None	$285
8/31/2018	$238	$401
Delaware Tax-Free Idaho Fund
8/31/2020	None	$1,311
8/31/2019	None	$1,378
8/31/2018	None	$4,476
Delaware Tax-Free Minnesota Fund
8/31/2020	$11,663	$585
8/31/2019	$1,061	$1,081
8/31/2018	$4,334	$3,430
Delaware Tax-Free Minnesota Intermediate Fund
8/31/2020	$2,136	$394
8/31/2019	None	$194
8/31/2018	None	$327
Delaware Minnesota High-Yield Municipal Bond Fund
8/31/2020	$202	$1,107
8/31/2019	None	$2,911
8/31/2018	None	$453
Delaware Tax-Free New York Fund**
8/31/2020	None	None
8/31/2019	$4,874	None
8/31/2018	None	$544
Delaware Tax-Free Pennsylvania Fund
8/31/2020	None	$340

AI-322 12/2036

Fiscal Year End	Class A	Class C
8/31/2019	None	$395
8/31/2018	None	$2,954

*

The amounts shown above only reflect the amounts of Delaware Tax-Free California Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free California II Fund into Delaware California Fund effective as of the close of business on Dec. 4, 2020.

**

The amounts shown above only reflect the amounts of Delaware Tax-Free New York Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free New York II Fund into Delaware New York Fund effective as of the close of business on Dec. 4, 2020.

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges.

The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended Aug. 31, 2018, 2019, and 2020 the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $485,240, $590,665, and $562,813, respectively.  The fees shown only reflect the fees of the Funds as of the date specified and do not reflect the results of the mergers of Delaware Tax-Free California II Fund into Delaware Tax-Free California Fund or Delaware Tax-Free New York II Fund into Delaware Tax-Free New York Fund, both effective as of the close of business on Dec. 4, 2020.

During the fiscal years ended Aug. 31, 2018, 2019, and 2020 the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $105,742, $104,115, and $100,985, respectively. The fees shown only reflect the fees of the Funds as of the date specified and do not reflect the results of the mergers of Delaware Tax-Free California II Fund into Delaware Tax-Free California Fund or Delaware Tax-Free New York II Fund into Delaware Tax-Free New York Fund, both effective as of the close of business on Dec. 4, 2020.

Securities Lending Agent

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds’ securities lending agent (“Securities Lending Agent”).

For the fiscal year ended Aug. 31, 2020, the income earned by the Funds as well as the fees and/or compensation paid by the Funds pursuant to the Lending Agreement between the Trusts with respect to the Funds and the Securities Lending Agent were as follows:

AI-322 12/2037

Investment Manager and Other Service Providers

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free Minnesota Fund
Gross income earned by a Fund from securities lending activities	$0	$0	$0	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0	$0	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0	$0	$0
Other fees not included above	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$0	$0	$0	$0	$0
Net income from securities lending activities	$0	$0	$0	$0	$0

	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Gross income earned by a Fund from securities lending activities	$0	$0	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0	$0
Other fees not included above	$0	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$0	$0	$0	$0
Net income from securities lending activities	$0	$0	$0	$0

For the fiscal year ended Aug. 31, 2020, the Securities Lending Agent provided the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Funds’ guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

Custodian

BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

AI-322 12/2038

Portfolio Managers

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Aug. 31, 2020 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of Aug. 31, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts	No. of Accounts Managed	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Gregory A. Gizzi	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	23 0 22	$6.6 billion $0 $3.2 billion	0 0 0	$0 $0 $0
Stephen J. Czepiel	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	23 0 22	$6.6 billion $0 $3.2 billion	0 0 0	$0 $0 $0
Jake van Roden	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	21 0 0	$5.9 billion $0 $0	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Funds' Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

AI-322 12/2039

Portfolio Managers

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan.  The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of Aug. 31, 2020, the portfolio managers did not own shares of any Fund.

Trading Practices and Brokerage

The Manager  selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the Funds did not pay any brokerage commissions. This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Free California II Fund into Delaware Tax-Free California Fund or Delaware Tax-Free New York II Fund into Delaware Tax-Free New York Fund, both effective as of the close of business on Dec. 4, 2020.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager  believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

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During the last fiscal year, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.  This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Free California II Fund into Delaware Tax-Free California Fund or Delaware Tax-Free New York II Fund into Delaware Tax-Free New York Fund, both effective as of the close of business on Dec. 4, 2020.

As of Aug. 31, 2020, the Funds did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.  This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Free California II Fund into Delaware Tax-Free California Fund or Delaware Tax-Free New York II Fund into Delaware Tax-Free New York Fund, both effective as of the close of business on Dec. 4, 2020.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shareholders of the Funds’ Institutional Class may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund’s Class C shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

On Sept. 25, 2014, all remaining Class B shares of the Funds (except for Delaware Tax-Free Minnesota Intermediate Fund, which did not offer Class B shares at that time) were converted to Class A shares of their corresponding Fund. Delaware Tax-Free Minnesota Intermediate Fund’s Class B shares were completely liquidated on May 31, 2013.

Effective as of the close of business on Dec. 4, 2020, Delaware Tax-Free California II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free California Fund and Delaware New York II Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free New York Fund.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

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Purchasing Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $250,000 of Class C shares of each Fund at one time. Orders that exceed $250,000 or more will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $100,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares of the Funds. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the applicable Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund (currently limited to 0.15% for Delaware Tax-Free Minnesota Intermediate Fund), or to purchase Class C shares and have the entire initial purchase amount

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invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 8 years after purchase will be subject to Class A shares’ annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Dividends, if any, paid on the Retail Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $100,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program’s eligibility to purchase Institutional Class shares of that fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired.  The applicable CDSC period is generally two years after the purchase of such Class A shares purchased prior to July 1, 2020 and is generally 18 months after the purchase of such Class A shares purchased on or after July 1, 2020.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of a Fund under certain circumstances, depending on such Program’s eligibility to purchase either Class A shares or Institutional Class shares of a Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

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Purchasing Shares

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer’s Commission

For initial purchases of Class A shares of $250,000 or more, a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge — Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectus for a list of the instances in which the CDSC is waived.

Approximately 8 years after purchase, the investor’s Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares’ ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be

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eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Level Sales Charges Alternative — Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, each Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits the relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Funds’ Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes, would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by each Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Retail Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class’s outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to a Fund’s Class A Plan, any material increase in the maximum percentage payable thereunder must also be

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Purchasing Shares

approved by a majority of the outstanding voting securities of the Fund’s Class C shares. Also, any other material amendment to the Plans must be approved by a majority vote of the applicable Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the applicable Board for its review.

Delaware Tax-Free Pennsylvania Fund’s Board has determined that the annual fee payable on a monthly basis for the Fund’s Class A shares, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class A shares of the Fund that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A shares of the Fund that were acquired before June 1, 1992. While this is the method for calculating Class A shares’ Rule 12b-1 expense, such expense is a Class expense so that all shareholders of Class A shares of the Fund, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate per share. As Class A shares of the Fund are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A shares purchased on or after June 1, 1992 to Class A shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A shares will also increase but will not exceed 0.25% of average daily net assets. While this describes the current basis for calculating the fees that will be payable under the Plan with respect to Delaware Tax-Free Pennsylvania Fund’s Class A shares, the Plan permits a full 0.25% on all Class A shares’ assets to be paid at any time following appropriate Board approval.

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Arizona Fund’s Class A shares and Class C shares were: $152,309, and $27,288, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Arizona Fund	Class A shares	Class C shares
Advertising	$102	$4
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$3,180
Broker Trails*	$68,707	$11,415
Salaries & Commissions to Wholesalers	$45,242	$6,312
Interest on Broker Sales Charge	$—	$2,583
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$38,258	$3,794
Total Expenses	$152,309	$27,288

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free California Fund’s Class A shares and Class C shares were: $104,215, and $99,898, respectively. The amounts shown only reflect the amounts of Delaware Tax-Free California Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free California II Fund into Delaware California Fund effective as of the close of business on Dec. 4, 2020. Such amounts were used for the following purposes:

Delaware Tax-Free California Fund	Class A shares	Class C shares
Advertising	$58	$14
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$8,147
Broker Trails*	$—	$61,104
Salaries & Commissions to Wholesalers	$22,016	$18,770
Interest on Broker Sales Charge	$—	$1,897
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$82,141	$9,966
Total Expenses	$104,215	$99,898

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Colorado Fund’s Class A shares and Class C shares were: $410,235, and $93,561, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Colorado Fund	Class A shares	Class C shares
Advertising	$275	$17

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Delaware Tax-Free Colorado Fund	Class A shares	Class C shares
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$11,126
Broker Trails*	$66,369	$31,653
Salaries & Commissions to Wholesalers	$233,358	$20,738
Interest on Broker Sales Charge	$—	$3,949
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$110,233	$26,078
Total Expenses	$410,235	$93,561

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Idaho Fund’s Class A shares and Class C shares were: $142,450, and $109,362, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Idaho Fund	Class A shares	Class C shares
Advertising	$40	$8
Annual/Semiannual Reports	$—	$—
Broker Sales Charges	$—	$6,313
Broker Trails*	$8,927	$53,522
Salaries & Commissions to Wholesalers	$98,660	$10,487
Interest on Broker Sales Charges	$—	$2,893
Promotional — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$34,823	$36,139
Total Expenses	$142,450	$109,362

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Minnesota Fund’s Class A shares and Class C shares were: $937,861, and $276,690, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Minnesota Fund	Class A shares	Class C shares
Advertising	$282	$22
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$21,345
Broker Trails*	$588,838	$201,725
Salaries & Commissions to Wholesalers	$227,911	$28,298
Interest on Broker Sales Charge	$—	$8,371
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$120,830	$16,929
Total Expenses	$937,861	$276,690

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares and Class C shares were: $84,211, and $63,142, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Minnesota Intermediate Fund	Class A shares	Class C shares
Advertising	$66	$8
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$3,113
Broker Trails*	$—	$49,743
Salaries & Commissions to Wholesalers	$64,644	$2,795
Interest on Broker Sales Charge	$—	$974
Promotion — Other	$—	$—
Prospectus Printing	$—	$—

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Purchasing Shares

Delaware Tax-Free Minnesota Intermediate Fund	Class A shares	Class C shares
Wholesaler Expenses	$19,501	$6,509
Total Expenses	$84,211	$63,142

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Minnesota High-Yield Municipal Bond Fund’s Class A shares and Class C shares were: $258,349, and $203,798, respectively. Such amounts were used for the following purposes:

Delaware Minnesota High-Yield Municipal Bond Fund	Class A shares	Class C shares
Advertising	$104	$22
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$35,441
Broker Trails*	$—	$83,078
Salaries & Commissions to Wholesalers	$137,860	$54,227
Interest on Broker Sales Charge	$—	$14,153
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$120,385	$16,877
Total Expenses	$258,349	$203,798

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free New York Fund’s Class A shares and Class C shares were: $93,790, and $112,954, respectively. The amounts shown only reflect the amounts of Delaware Tax-Free New York Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Free New York II Fund into Delaware New York Fund effective as of the close of business on Dec. 4, 2020. Such amounts were used for the following purposes:

Delaware Tax-Free New York Fund	Class A shares	Class C shares
Advertising	$41	$14
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$7,305
Broker Trails*	$—	$82,936
Salaries & Commissions to Wholesalers	$20,291	$9,087
Interest on Broker Sales Charge	$—	$2,172
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$73,458	$11,440
Total Expenses	$93,790	$112,954

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Delaware Tax-Free Pennsylvania Fund’s Class A shares and Class C shares were: $893,209, and $216,851, respectively. Such amounts were used for the following purposes:

Delaware Tax-Free Pennsylvania Fund	Class A shares	Class C shares
Advertising	$378	$24
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$28,919
Broker Trails*	$324,810	$107,894
Salaries & Commissions to Wholesalers	$425,199	$51,688
Interest on Broker Sales Charge	$—	$11,491
Promotion — Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$142,822	$16,835
Total Expenses	$893,209	$216,851

* The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

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Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•an individual

•an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares and Class C shares of the Funds, as well as shares of any other class of any of the other Delaware Funds that offer such classes (except shares of any Delaware Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $90,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 3.50% (2.00% for Delaware Tax-Free Minnesota Intermediate Fund). For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

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Purchasing Shares

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds’ shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, and dividends from Institutional Class shares may only be directed to other Institutional Class shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments

AI-322 12/2050

would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled

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Determining Offering Price and Net Asset Value

close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds’ next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and US government agency mortgage-backed securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Forward foreign currency contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’s percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class shares will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

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Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to value fairly their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added

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Redemption and Exchange

to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a Fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds’ Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion signature guarantee for each owner. A Medallion signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks

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will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

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Redemption and Exchange

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $250,000 or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”  The Limited CDSC for the Funds, other than Delaware Tax-Free Minnesota Intermediate Fund, for shares purchased prior to July 1, 2020, will be 1.00% if such shares are redeemed during the first year after purchase and 0.50% if such shares are redeemed during the second year after purchase, and for shares purchased on or after July 1, 2020, will be 1.00% if such shares are redeemed during the first 18 months after the purchase.  The Limited CDSC will be 0.75% if you redeem shares of Delaware Tax-Free Minnesota Intermediate Fund within the first year after your purchase.

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of a Fund will share proportionately in its investment income and expenses, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

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Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to

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reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be

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treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. None of the dividends paid by the Fund are anticipated to qualify as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from

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redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Taxation of Fund Distributions — Tax Exempt Interest. The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after Aug. 7, 1986 generally will constitute an item of tax preference includable in AMTI for non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. Consistent with its stated investment objective, the Fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a municipal security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

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When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

•the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

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Distributions and Taxes

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such

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excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•provide your correct social security or taxpayer identification number,

•certify that this number is correct,

•certify that you are not subject to backup withholding, and

•certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests, are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests, are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign

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Distributions and Taxes

corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes,

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including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. The Funds’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PwC, the independent registered public accounting firm, for the fiscal year ended Aug. 31, 2020, are included in each Fund’s Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the reports of PwC listed above are incorporated by reference from the Annual Reports into this SAI.

Principal Holders

As of Nov. 30, 2020, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
DELAWARE TAX-FREE ARIZONA FUND Class A
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.14%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.84%
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER MUTUAL FUND DEPARTMENT FL3 BROOKLYN NY 11245	9.68%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.33%

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Principal Holders

Class	Name and Address of Account	Percentage
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	14.05%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.67%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	14.72%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.73%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	6.15%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.95%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.55%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.07%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	34.84%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	19.54%

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Class	Name and Address of Account	Percentage
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.01%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.19%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.50%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	15.69%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	7.46%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.18%
DELAWARE TAX-FREE CALIFORNIA FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.10%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	10.58%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	16.86%

AI-322 12/2067

Principal Holders

Class	Name and Address of Account	Percentage
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	8.40%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	18.95%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.74%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	11.98%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.08%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.40%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.22%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	10.59%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.69%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	15.60%

AI-322 12/2068

Class	Name and Address of Account	Percentage
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	32.60%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.47%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.41%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.56%
DELAWARE TAX-FREE COLORADO FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.99%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	6.10%
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	5.16%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.16%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.14%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.52%

AI-322 12/2069

Principal Holders

Class	Name and Address of Account	Percentage
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.40%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12.60%
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER MUTUAL FUND DEPARTMENT FL3 BROOKLYN NY 11245	7.12%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.87%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	14.24%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	10.54%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.24%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.06%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	15.49%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.81%

AI-322 12/2070

Class	Name and Address of Account	Percentage
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	11.42%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.44%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.29%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.36%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	12.01%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.32%
DELAWARE TAX-FREE IDAHO FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17.75%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	19.40%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	6.63%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.01%

AI-322 12/2071

Principal Holders

Class	Name and Address of Account	Percentage
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.19%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.19%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.02%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.01%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.94%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	42.01%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	5.91%
Institutional Class
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25.75%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.53%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.43%

AI-322 12/2072

Class	Name and Address of Account	Percentage
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	11.51%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.64%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.92%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.44%
DELAWARE TAX-FREE MINNESOTA FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.48%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	14.45%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	11.24%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.06%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.38%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.02%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.77%

AI-322 12/2073

Principal Holders

Class	Name and Address of Account	Percentage
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.02%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.77%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.54%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	6.03%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.81%
Institutional Class
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212	21.85%
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.82%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.78%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	12.94%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.31%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	7.00%
DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND Class A

AI-322 12/2074

Class	Name and Address of Account	Percentage
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.15%
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	11.18%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.19%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	9.83%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.63%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.63%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	5.11%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.13%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	17.89%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.83%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	7.04%

AI-322 12/2075

Principal Holders

Class	Name and Address of Account	Percentage
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.80%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.03%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.61%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	43.06%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.25%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.83%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.82%
DELAWARE TAX-FREE NEW YORK FUND Class A
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.54%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	24.28%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.87%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	8.76%

AI-322 12/2076

Class	Name and Address of Account	Percentage
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.51%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.81%
Class C
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	31.69%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.88%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	6.97%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	6.46%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.71%
	OPPENHEIMER & CO INC. FBO LATIN FAMILY TRUST U/T/D MAY 20 2013 ALAN LATIN TRUSTEE 22 BELMONT DR S ROSLYN HEIGHTS NY 11577	5.91%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	23.40%

AI-322 12/2077

Principal Holders

Class	Name and Address of Account	Percentage
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	19.62%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	16.35%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.56%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	17.63%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.14%
DELAWARE TAX-FREE PENNSYLVANIA FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	12.90%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.34%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	11.40%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.49%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.14%

AI-322 12/2078

Class	Name and Address of Account	Percentage
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.80%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.21%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	6.24%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.51%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	7.09%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.90%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.32%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7.88%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.23%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.83%

AI-322 12/2079

Principal Holders

Class	Name and Address of Account	Percentage
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	11.57%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.15%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.13%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.42%
DELAWARE MINNESOTA HIGH YIELD MUNICIPAL BOND FUND Class A
	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	16.18%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.68%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	7.10%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.30%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	9.36%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.12%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	9.65%

AI-322 12/2080

Class	Name and Address of Account	Percentage
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12.66%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	23.73%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	13.33%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.50%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.66%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	17.70%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.73%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.53%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	10.64%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.98%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	10.96%

AI-322 12/2081

Appendix A: Description of Ratings

DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody’s

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):

Aaa: Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa: Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A: Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa: Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba: Judged to be speculative obligations, they are subject to substantial credit risk.

B: Considered to be speculative obligations, they are subject to high credit risk.

Caa: Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca: Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

For all categories from Aa through Caa, Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

Standard and Poor’s

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA: These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA: These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A: These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C: These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D: These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Fitch

AAA: Judged to be highest credit quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Judged to be very high credit quality; obligor’s ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Judged to be high credit quality; obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

BBB: Judged to be satisfactory credit quality; obligor’s ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

BB, B, CCC, CC, C: These are not investment grade; predominantly speculative with respect to the issuer’s capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.

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DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody’s

P-1: Judged to have a superior ability to repay short-term debt obligations.

P-2: Judged to have a strong ability to repay short-term debt obligations.

P-3: Judged to have an acceptable ability to repay short-term debt obligations.

Standard and Poor’s

A-1: These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2: These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3: These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B: These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C: These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D: These obligations are in default, and payment of principal and/or interest is likely in arrears.

Fitch

F-1+: Exceptionally strong quality

F-1: Very strong quality

F-2: Good credit quality

F-3: Fair quality

F-S: Weak credit quality

DESCRIPTION OF STATE AND MUNICIPAL NOTES RATINGS

Moody’s

Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1: Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2: Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3: Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG: Indicates speculative credit quality with questionable margins of protection.

Standard and Poor’s

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:

SP-1: Indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Indicates a satisfactory capacity to pay principal and interest.

SP-3: Indicates a speculative capacity to pay principal and interest.

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Appendix A: Description of Ratings

Fitch

F-1+: Exceptionally strong quality

F-1: Very strong quality

F-2: Good credit quality

F-3: Fair quality

F-S: Weak credit quality

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Appendix B: Special Factors Affecting the Funds

The following information is a brief summary of certain state factors affecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the NAV per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages that, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

Bond ratings received on a state’s general obligation bonds, if any, may be discussed below. Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and/or Fitch, Inc. (“Fitch”) provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant.

A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody’s, S&P’s and Fitch’s bond ratings is set forth in Appendix A.

The information contained below is based primarily upon information derived from state official statements, Comprehensive Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in various states. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

Factors affecting Delaware Tax-Free Arizona Fund

Economic condition and outlook. The Arizona Office of Economic Opportunity reports that the October 2020 seasonally adjusted unemployment rate for Arizona was 8.0% (compared with 6.9% for the US). The October 2020 unadjusted preliminary unemployment rates for the Phoenix and Tucson metropolitan statistical areas were 7.5% and 7.9%, respectively. Arizona nonfarm employment decreased 2.5% over the year. From October 2019 to October 2020, Arizona recorded a net loss of 73,800 nonfarm jobs, with the majority (-65,100) in the private sector.

Nine of the eleven sectors reported job losses. The industry sectors with the largest losses included leisure and hospitality (-48,700 jobs); professional and business services (-16,700 jobs); government (-8,700 jobs); manufacturing (-6,900 jobs); and education and health services (-5,900 jobs). Losses were also recorded for information (-3,700 jobs); financial activities (-1,000 jobs); construction (-500 jobs); and natural resources and mining (-400 jobs). Job gains were reported in trade, transportation and utilities (17,000 jobs); and other services (1,700 jobs).

Revenues and expenditures. The General Fund ended the June 30, 2019 fiscal year with a total fund balance of $1.2 billion. At June 30, 2019, the non-spendable, restricted and committed fund balances were: $6.6 million, $339.1 million, and $150.1 million, respectively.

The assets and deferred outflows of resources of the State exceeded liabilities and deferred inflows of resources at the close of the 2019 fiscal year by $30.3 billion (reported as net position). Of this amount, a deficit of $3.8 billion exists for unrestricted net position, $9.9 billion is restricted for specific purposes (restricted net position), and $24.2 billion is net investment in capital assets.

Debt administration. Although the State has no general obligation debt outstanding, S&P has assigned the State an issuer rating of AA (with a stable outlook) (rating confirmed as of Dec. 10, 2020). The Arizona Constitution provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

The State’s total long-term primary government debt decreased during the 2019 fiscal year to $8.8 billion, a decrease of $35.9 million or (0.4%). Changes during the year included the addition of revenue bonds of $543.2 million. Also, the State retired $361.2 million of revenue bonds and $242.9 million of certificates of participation. Included within the change of long-term primary government debt are increases and decreases in net issuance premiums of $88.0 million and $79.1 million, respectively.

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Appendix B: Special Factors Affecting the Funds

Factors affecting Delaware Tax-Free California Fund

Economic condition and outlook. California’s economy, the largest among the 50 states and the fifth largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. California is by far the most populous state in the nation. The July 2019 estimate of California’s population is 39.96 million residents, which was approximately 12% of the total US population. The State entered 2020 with historic levels of reserves, having repaid billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets During the severe recession in 2009 and years prior. The first eight months of the 2019-20 fiscal year (through February 2020) were marked by continued economic expansion and low unemployment. However, by the end of the 2019-20 fiscal year the economic disruption brought about by the COVID-19 pandemic led to steep declines in economic activity and dramatic increases in unemployment.

California’s civilian labor force consists of approximately 19.4 million individuals. Total nonfarm employment increased by 291,200 jobs during fiscal year 2018-19, with 10 out of California’s 11 major industry sectors experiencing job growth. The largest number of job gains were in educational and health services, professional and business services, leisure and hospitality, and construction, while financial activities decreased by 2,000 jobs.

As of December 2019, California’s gross domestic product had reached almost $3.2 trillion, an increase of 4.3% compared to the same period in 2018. Personal income increased by 5.0% over the preceding year.

California’s unemployment rate averaged 4.1% in 2019, hitting a record-low 3.9% in October 2019 through February 2020. Unemployment increased dramatically by April 2020, reaching a record high of 16.4%, and held steady through May before receding to 14.9% in June 2020.  With the recession resulting from the COVID-19 pandemic, the number of employed Californians decreased by 2.8 million or by 15.3% in the second quarter of 2020, with 2.1 million becoming unemployed and over 700,000 leaving the labor force. At the end of September 2020, the unemployment rate was 11.0%, still well above the rate prior to the pandemic.

California nonfarm employment decreased by 13% (or by 2.3 million) in the second quarter of 2020, with all major industry sectors incurring job losses, with the exception of mining and logging. Job losses were largest for lower-wage sectors, with leisure and hospitality losing almost half of its jobs.

Revenues and expenditures. The expenses of the primary government totaled $300.7 billion for the fiscal year ended June 30, 2018. The primary government’s general revenues of $162.9 billion exceeded net unfunded expenses by $14.5 billion, resulting in a 17.1% increase in net position.

The expenses of the primary government totaled $319.3 billion for the fiscal year ended June 30, 2019. The primary government’s general revenues of $174.2 billion exceeded net unfunded expenses by $15.1 billion, resulting in a 21.2% increase in net position.

The two main State pension funds each face unfunded future liabilities in the tens of billions of dollars. For fiscal year 2019-20, the actuarially determined General Fund pension contributions to the California Public Employees’ Retirement System (“CalPERS”) and California State Teachers’ Retirement System (“CalSTRS”) were approximately $3.8 billion and $3.3 billion, respectively. For fiscal year 2020-21, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $4.0 billion and $3.4 billion, respectively.

Legislation with respect to both CalPERS and CalSTRS and changes made by both systems in actuarial assumptions in the last several years, including expected investment returns and funding methodologies, are expected to result in significant annual increases in the amount the State is required to pay from the General Fund in the foreseeable future.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. The State has an actuarial accrued liability relating to these other post-employment benefits estimated at $93.51 billion as of June 30, 2019 (virtually all unfunded) as compared to an actuarial accrued liability of $86.47 billion estimated as of June 30, 2018.

Current State Budget. The 2020 Budget Act, enacted on June 29, 2020, takes a balanced approach to closing the $54.3 billion budget deficit. Job losses and business closures caused by the COVID-19 recession sharply reduced State revenues. This revenue drop combined with increased costs in health and human services, and added costs to respond to the COVD-19 pandemic, led to the projected budget deficit. The 2020 Budget Act closes the gap through the use of existing reserves, special fund borrowing, deferrals, cancelled program expansions, and trigger reductions, among other solutions.

Obligations of the State of California. As of July 1, 2020, the State had approximately $80.4 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2020, there were approximately $31.9 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $7.6 billion of authorized and unissued lease revenue bonds.

Bond ratings. The State’s general obligation bonds are currently rated AA- (with a stable outlook) by S&P and Aa2 by Moody’s (with a stable outlook) (ratings confirmed Dec. 10, 2020). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

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Other considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and Southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. California has historically been susceptible to wildfires and hydrologic variability including drought.  Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. While the 2019 fire season was relatively mild with just under 260,000 acres burned, in 2020 there have been 8,600 wildfires that have burned over 4.1 million acres through the beginning of October 2020. As has been the case in recent fiscal years, to address increased costs due to wildfires, the State has augmented the California Department of Forestry and Fire Protection’s (“CAL FIRE”) budget for the additional costs associated with battling these fires by nearly $1 billion, bringing the total funding authorized in CAL FIRE’s Emergency Fund for fiscal year 2020-21 from $373 million to $1.3 billion. The Federal Emergency Management Agency (“FEMA”) has approved grants that will enable the State to receive federal reimbursements to partially offset these costs. The State’s and any other municipal issuers’ outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes or fire.

The recent wildfires, as well as the large-scale power shutoffs implemented by the utilities companies for wildfire prevention, have significantly impacted the State’s economy, and there can be no guarantee that future wildfires and related power outages would not have an equally detrimental effect on the State’s economy.

The State Legislature enacted AB 1054 on July 12, 2019, to address public utility liability for wildfires by, among other measures, establishing a Wildfire Fund to pay eligible claims arising from certain wildfires. It is anticipated that the State’s three largest public utilities’ shareholders and their ratepayers (by a charge collected by the public utilities at the direction of the California Public Utilities Commission) will jointly contribute to the Wildfire Fund in an amount up to $21 billion. In addition to allowing direct transfers of ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund, debt service on such bonds to be paid by the ratepayer charge.

Factors affecting Delaware Tax-Free Colorado Fund

Economic condition and outlook. Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the State’s semiarid climate, water resource development, allocation, and conservation are ongoing issues for State management.

According to the September 2020 forecast report from the Governor’s Office of State Planning and Budgeting, Colorado’s economic activity remains far below normal levels despite significant improvement since April 2020. The unemployment rate rose from 2.5% in February 2020 to 12.2% in April 2020 before falling to 6.7% in August 2020. Colorado’s economy continues to perform better than the national average as the State has a high percentage of the workforce than can work remotely and as virus caseloads have remained comparatively low.

The employment picture in Colorado varies widely by economic sector, and the pandemic hit low-wage sectors the hardest. The number of jobs in Colorado’s low-wage sectors dropped by nearly 25% between February 2020 and April 2020. Low-wage sectors in this analysis include leisure and hospitality; trade, transportation, and utilities; and other services. Leisure and hospitality jobs fared particularly poorly; this sector lost 47% of its jobs between February 2020 and April 2020. In contrast, Colorado’s medium-wage sectors, including construction, manufacturing, and educational and health services, experienced only a 10% decline between February 2020 and April 2020. These sectors often include essential workers. The job decline was only 5% in high-wage sectors, including professional and business services and financial activities. These sectors have a higher proportion of workers who were able to work remotely and were therefore less impacted by stay-at-home orders. There are some notable exceptions, however, as the mining, oil & gas, and logging sector experienced a 10% drop in employment.

The number of jobs lost and regained has varied dramatically across economic sectors. Five economic sectors lost more than 25,000 jobs and the extent to which they have regained jobs has varied dramatically. These five sectors include accommodation and food services, which regained 54% of lost jobs; government (zero percent regained); health care and social assistance (55% regained); arts, entertainment, and recreation (47% regained); and retail trade (70% regained). Only four sectors have regained more than 80% of lost jobs: manufacturing of non-durable goods; manufacturing of durable goods; professional, scientific, and technical services; and educational services.

According to the U.S. Department of Commerce, residents of Colorado received approximately $333 billion in estimated personal income in 2018. As a result, residents of Colorado had a per capita personal income of $58,456 which compared favorably to the national average of $54,446 over the same period.

Revenues and expenditures. The State’s General Fund general-purpose revenues reflect the overall condition of the State economy, which showed continued growth in fiscal year 2019. General Fund revenues increased by $551 million (4.7%) from the prior year.

The State’s governmental activities, total expenses and transfers out were less than total revenues and transfers-in, which resulted in an increase to net position of $860.7 million. Program revenues for governmental activities increased by $34.1 million (0.2%), and General revenues for governmental activities increased by $1,053.7 million (4.7%) due to increased tax collections. Total expenses for governmental activities decreased by $1,222.0 million (5.2%) from the prior fiscal year due to decreases in health and rehabilitation, justice, social assistance, and transportation activities.

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Appendix B: Special Factors Affecting the Funds

The State’s business-type activities’ total expenses were less than total revenues, net transfers, and internal capital contributions by $1,341.8 million, resulting in an increase in net position. From the prior year to the current year, program revenue from business-type activities increased by $429.5 million, and expenses decreased by $1,630.5 million (11.9%) due to the decrease in accrued pension expense from the prior year.

Under Article X, Section 20 of the State Constitution, the Taxpayer’s Bill of Rights (“TABOR”), revenue received from certain sources is subject to an annual limit determined by the prior year’s limit after adjustments for inflation and population growth. Any TABOR revenue received above the cap is to be refunded to taxpayers in the subsequent fiscal year. The State is currently subject to an Excess State Revenue Cap (“ESRC”). Calculation of the original TABOR limit continues to apply, but the ESRC replaced the previous TABOR limit for triggering taxpayer refunds. In fiscal year 2019 revenue subject to TABOR was $14,788.4 million, which exceeded the $14,360.1 million ESRC by $428.3 million and by $3,029.1 million over the original TABOR limit. With the addition of fiscal year 2019 excess revenue to the $3.3 million left from the fiscal year 2015 and fiscal year 2018 amounts payable, the State’s liability for TABOR refunds increased to $431.7 million at June 30, 2019. TABOR also limits the General Assembly’s ability to raise taxes, to borrow money, and to increase spending limits.

COVID-19 has resulted in a significant loss of revenue to the State in fiscal year 2019-20, and it is expected that COVID-19 will have a similar impact on State revenues in fiscal year 2020-21. The State is also incurring significant expenses in health care costs related to COVID-19 attributable to (i) expanded testing of vulnerable populations, (ii) scaling up epidemiology and contact tracing, (iii) increasing testing capacity at the Colorado State Lab, including new equipment, supplies and personnel, and (iv) improving coordination to rapidly respond to and contain disease outbreaks.

Budget process. The Colorado budget process is greatly impacted by a series of State constitutional and statutory limitations, including, among other things, constitutional requirements that expenditures for any fiscal year not exceed revenues for such fiscal year and that limited the State’s revenue growth to the sum of inflation plus population growth in the previous calendar year, with revenues in excess of that amount refunded to taxpayers unless voters approve otherwise.

Due to concerns regarding the spread of COVID-19, the General Assembly suspended the 2020 regular legislative session from March 16, 2020, through May 25, 2020, although the Joint Budget Committee continued to work with the Governor’s office during this period to reduce spending and balance the budget for fiscal year 2019-20. After reconvening on May 26, 2020, the General Assembly, based upon recommendations of the Joint Budget Committee and OSPB, adopted legislation to balance the budget for fiscal year 2019-20 and provide a balanced budget for fiscal year 2020-21, including a reduction in the Unappropriated Reserve requirement for fiscal years 2019-20 through 2021-22 and a suspension for fiscal year 2020-21 of the State’s annual distribution to the Public Employee’s Retirement Association (“PERA”) to fund unfunded actuarial accrued liabilities in the benefit plans administered by PERA for State employees.

Debt management. Under its Constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State except to fund buildings for State use, to defend the State or the US (in time of war), or to provide for unforeseen revenue deficiencies.

Factors affecting Delaware Tax-Free Idaho Fund

Economic condition and outlook. According to the October 2020 forecast by the Idaho Division of Financial Management, nonfarm employment in 2019 increased by 2.9% to 760,433 jobs and is forecast to decrease 1.0% in 2020 to 752,824. Manufacturing payrolls increased 2.9% in 2018 and 0.9% in 2019 and are forecast to decrease 4.9% in 2020. Construction employment advanced 9.4% in 2018, 7.6% in 2019 and is forecast to grow 5.7% in 2020. Goods-producing employment grew 3.7% in 2019 and nongoods-producing employment grew 2.8% in 2019.

As of October 2020, Idaho had an unemployment rate of approximately 5.5%, which was up from 2.9% in October 2019. However, Idaho’s unemployment rate was below the national average of 6.9% during that same period.

Approximately 85% of Idaho’s nonfarm payrolls are in its nongoods-producing sectors. Nongoods-producing sectors can be subdivided into service and trade categories. The service sector is made up of the following categories: information; finance; transportation, warehousing, and utilities; professional and business; health and private education; leisure and hospitality; and other services. The largest service sector is health and private education, which had over 111,256 jobs in 2019. Retail trade had 87,810 jobs in 2019. Wholesale trade had 30,944 jobs in 2019. Trade employment grew 1.3% in 2018 and 1.3% in 2019.

Housing starts grew 13.0% in 2017, 15.2% in 2018 and 4.4% in 2019. Single-unit starts increased 12.6% in 2017 and 15.7% in 2018 and decreased 0.1% in 2019. Multiple-unit starts increased 14.6% in 2017, 12.9% in 2018 and 23.0% in 2019.

Revenues and expenditures. The State’s assets and deferred outflows of resources exceeded liabilities and deferred inflows of resources by $14.4 billion for the 2019 fiscal year. The State’s combined net position increased $550.4 million over the course of this fiscal year’s operations. Net position of governmental activities increased $418.5 million and business-type activities’ net position increased $131.9 million.

At the close of the 2019 fiscal year, the State’s governmental funds reported combined ending fund balances of $5.2 billion, an increase of $157.9 million in comparison with fiscal year 2018. The governmental fund balance is classified as follows: (i) nonspendable either due to its form or legal constraints such as permanent trusts: $1.8 billion (34.2%); (ii) restricted for a specific purpose either by creditors, grantors, constitutional provisions, or enabling legislation: $2.0 billion (37.7%); (iii) committed for specific purposes by the Legislature or for satisfying contractual requirements: $635.3 million (12.1%); (iv) assigned for a specific purpose as that intent is expressed by the Legislature or by a governing body or official: $81.5 million

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(1.6%); and (v) unassigned is the General Fund balance that has not been designated for another fund and that has not been restricted, committed, or assigned to a specific purpose within the General Fund: $753.8 million (14.4%).

Debt management. The State of Idaho has no outstanding general obligation bond debt. The State Code authorizes the State Treasurer, on approval of the State Board of Examiners, to borrow money in anticipation of current-year tax receipts. General Fund revenues are received in relatively uneven amounts throughout the fiscal year. The State uses external tax anticipation notes to cover the shortfall between General Fund revenues and disbursements during the year.

Bond ratings. Although the State has no general obligation debt outstanding, Moody’s has assigned the State an issuer rating of Aa1 (with a stable outlook) (rating confirmed as of Dec. 10, 2020). There can be no assurance that such rating will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Idaho issuers may be unrelated to the creditworthiness of obligations, including tax anticipation notes, issued by the State of Idaho, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Factors affecting the Delaware Tax-Free Minnesota Funds

Economic condition and outlook. In its Nov. 2020 forecast, Minnesota’s Office of Management and Budget (“OMB”) reported that from July 2009 to February 2020 Minnesota experienced steady employment growth, adding 337,000 jobs. In February 2020, employment had reached about 3 million. Then the pandemic took hold, restrictions were put in place, and Minnesota lost 388,000 jobs in March and April. As some restrictions were lifted, the State regained just over half that number of jobs through October 2020, leaving employment 184,000 (6%) below the February level.

Of the 184,200 net employment decline in Minnesota since February 2020, the largest gaps are in the industries most affected by social distancing and containment measures, particularly services that require a high level of face-to-face, personal interaction. Through October 2020, there were 71,500 fewer leisure and hospitality jobs in Minnesota than there were in February 2020, resulting in a 25.5% drop in employment in that sector. All other sectors experienced a 4.2% cumulative drop in employment, indicating that leisure and hospitality in Minnesota was affected approximately 6 times as much as the rest of the economy put together. Other significant job losses have occurred in educational and health services (down 26,200 jobs) and local government (down 23,600 jobs). Manufacturing, professional and business services, and other services all had approximately 12,700 fewer jobs in October 2020 than in February 2020.

Through the most recent US economic expansion—from July 2009 to February 2020—Minnesota experienced steady employment growth, adding 337,000 jobs. In February 2020, employment had reached about 3 million. Then the pandemic took hold, restrictions were put in place, and Minnesota lost 388,000 jobs in March and April 2020. As some restrictions were lifted, the State regained just over half that number of jobs through October 2020, leaving employment 184,000 (6%) below the February 2020 level.

During the most recent months of job growth, Minnesota’s unemployment rate fell from the May 2020 peak of 9.9% to 4.6% in October 2020, well below the US rate and 9th lowest among states. However, the last two months of employment decline have occurred because of Minnesotans leaving the labor force, rather than from unemployed workers finding jobs. Since February 2020, 107,000 Minnesotans have left the labor force.

As the pandemic continues, economic challenges also persist. Minnesota has 184,000 fewer jobs than in February 2020 and, while the economic downturn has affected all Minnesotans, unemployment has disproportionately impacted lower wage workers.

Prior to the COVID-19 pandemic Minnesota had a high demand for labor, low unemployment, and job growth that had slowed to below the US rate amid a limited supply of workers. The COVID-19 pandemic, the restrictions applied to slow its spread, and the US and global economic contractions have negatively impacted Minnesota’s economy and generated conditions that will remain volatile as long as the pandemic persists, and the US economic outlook remains uncertain.

Budget process. Minnesota operates on a two-year budget cycle (a biennium). The current biennium began on July 1, 2019 and will end on June 30, 2021.

On May 30, 2017 the Governor vetoed line-item appropriations for the Legislature. On June 13, 2017, the Legislature filed a complaint in Ramsey County District Court seeking a declaration that the Governor’s line-item vetoes were unconstitutional as a violation of the Separation-of-Powers clause in the Minnesota Constitution and seeking injunctive relief to allot the funds that were appropriated to the Legislature. On July 19, 2017, the district court declared the Governor’s line-item vetoes null and void as a violation of the Separation-of-Powers clause. On July 26, 2017, the State Supreme Court granted the Governor’s petition for accelerated review. The Supreme Court ordered the Legislature and the Governor to mediate their dispute. On September 22, 2017, the parties advised the Supreme Court that the mediation had reached an impasse. On November 16, 2017, the State Supreme Court held that the Governor’s line-item vetoes of the Legislature’s appropriations to itself were constitutional. A surplus of $329 million was projected for the biennium as a result of an increased revenue forecast and decreased spending. In August 2019, the books were officially closed for the fiscal year and biennium that ended June 30, 2019. The fiscal year 2018-19 and biennium ended with a general fund balance of $1.421 billion, $815 million higher than estimated at the end of the 2019 legislative sessions.

Revenues and expenditures. The State’s combined net position for governmental and business-type activities increased $3.7 billion (21.0%) over the course of the 2018-19 fiscal year. This resulted from a $3.3 billion (22.8%) increase in net position of governmental activities, and a $418.9 million (13.1%) increase in net position of businesstype activities.

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Appendix B: Special Factors Affecting the Funds

Minnesota’s budget and economic outlook has significantly worsened since the onset of the COVID-19 pandemic. A deficit of $2.343 billion is projected as of the end of the 2020 Legislative sessions for the Current Biennium, which is almost a $4 billion change compared to the State’s February 2020 forecast. Revenues are expected to be $3.611 billion lower and spending, including appropriations enacted since February 2020, is expected to be $391 million higher.

Debt management. The State debt management policy currently has three guidelines: 1) total tax-supported principal outstanding shall be 3.25% or less of total State personal income; 2) total amount of principal (both issued, and authorized but unissued) for State general obligations, State moral obligations, equipment capital leases, and real estate capital leases are not to exceed 6% of State personal income; and 3) 40.0% of general obligation debt shall be due within five years and 70% within 10 years, if consistent with the useful life of the financial assets and/or market conditions. As of Feb. 27, 2020, total tax supported principal outstanding was 2.27% of estimated State personal income. The total amount of all authorized state debt (issued, and authorized but unissued) was 3.57% of estimated State personal income. Of the State’s general obligation bonds outstanding on June 30, 2019, 42.2% were scheduled to mature within five years and 74.0% were scheduled to mature with ten years.

The State’s total long-term liabilities decreased by $6.8 billion (33.0%) during the 2019-20 fiscal year. The decrease in net pension liability of $6.8 billion is the primary reason for the decrease in long-term liabilities.

The adverse economic, financial and budgetary impacts on the State and its economy from the COVID-19 Pandemic are not fully known at this time but are expected to be significant.

Bond ratings. Moody’s rates Minnesota’s general obligation bonds Aa1 (with a stable outlook) and S&P rates the State’s general obligation at AAA (with a negative outlook) (ratings confirmed as of Dec. 10, 2020). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Factors affecting Delaware Tax-Free New York Fund

Economic condition and outlook. New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Overall economic activity, employment and wages all continued to increase in New York State in 2019. Growth in overall economic activity at the national level (2.3%) outpaced the increase in New York (1.8%). At both the national and State levels, employment growth decelerated with increases of 1.4% and 1.0%, respectively. New York added over 100,000 jobs and total employment grew to nearly 9.8 million.  Average annual wages at both the national and State levels rose 3.4% in 2019. Total wages paid to all employees increased at a slightly slower rate in New York (4.6%) than nationally (4.8%), reflecting larger employment growth nationally.

In February 2020, the economic expansion ended and the national economy went into recession, primarily due to the impact of the COVID-19 pandemic. With broad limits on economic activity put in place in March, unemployment and unemployment claims spiked upward. In April, the national unemployment rate increased to 14.7% with over 22 million unemployed. In New York, the rate was higher (15.3%) with 1.5 million unemployed.

The outbreak of COVID-19 has affected travel, commerce and financial markets globally, and is widely expected to affect economic growth worldwide. The degree of any such impact to the State's operations and finances (and those of its municipalities and major public authorities), is extremely difficult to predict due to the dynamic nature of the COVID-19 outbreak, including uncertainties relating to its duration and severity, as well as with regard to what actions may be taken by governmental and other health care authorities to contain or mitigate its impact. While the overall impact on the State cannot be predicted at this time, the continued spread of the outbreak could have a material adverse effect on the State, its economy and the State’s Financial Plan.

General governmental results. An operating surplus of $355 million is reported in the General Fund for the fiscal year ended March 31, 2020. As a result, the General Fund now has an accumulated fund balance of $3.7 billion. The State completed its fiscal year ended March 31, 2020 with a combined Governmental Funds operating deficit of $920 million as compared to a combined Governmental Funds operating surplus in the preceding fiscal year of $97 million. The combined operating deficit of $920 million for the fiscal year ended March 31, 2020 included an operating surplus in the General Fund of $355 million, an operating deficit in the Federal Special Revenue Fund of $6 million, an operating deficit in the General Debt Service Fund of $332 million and an operating deficit in Other Governmental Funds of $937 million.

In the fiscal year ended March 31, 2020, the State reported a net position deficit of $13.6 billion, comprising $72.9 billion in net investment in capital assets, and $8.3 billion in restricted net position, offset by an unrestricted net position deficit of $94.8 billion.

State budgetary outlook. From the beginning of fiscal year 2015 through fiscal year 2018, DOB estimates that the State received a total of $11.2 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions. The State is projected to end fiscal year 2020 with a General Fund cash balance of $6.7 billion, a decrease of $479 million from fiscal year 2019 results. The balance excluding Extraordinary Monetary Settlements is estimated at $3.9 billion, or $875 million higher than fiscal year 2019. The change reflects a new reserve for economic

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uncertainties funded with new settlement receipts ($890 million) and planned deposits to the Rainy Day Reserves ($428 million). Extraordinary Monetary Settlements on deposit at the close of fiscal year 2020 are expected to total $2.8 billion, a decrease from the fiscal year 2019 closing balance.

Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Strom Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. The State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On Oct. 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mediation efforts continue, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. It is anticipated that New York State, the Metropolitan Transit Authority, and New York State localities may receive approximately one-half of this amount over the coming years for response, recovery and mitigation costs.

COVID-19 and the associated actions taken to prevent its spread are expected to have a significant impact on the State’s revenue base. Additionally, a Federal decision to move the tax deadline necessitated a corresponding move to the State tax filing deadline, resulting in a significant timing delay of expected cash receipts. The DOB expects a reduction in State tax revenues in the range of $10 billion to $15 billion in the 2020-21 fiscal year, with recurring shortfalls in subsequent years. Accordingly, effective April 28, 2020, the DOB ordered spending controls including a hiring freeze, elimination of non-essential nonpersonal service spending, and deferral on discretionary local aid grants.

Debt and other financing activities. The State’s debt levels are typically measured by the DOB using two categories: State supported debt and State-related debt. State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax (“PIT”) Revenue Bond Program and the State Sales Tax Revenue Bond program. The State reports that it has never defaulted on any of its general obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements. At March 31, 2020, the State had $2.1 billion in general obligation bonds outstanding. The total amount of general obligation bonds authorized but not issued at March 31, 2020 was $2.5 billion. At March 31, 2020, the State had $60.9 billion in bonds, notes, and other financing agreements outstanding compared with $59.6 billion in the prior year, an increase of $1.3 billion.

New York City (the “City”). The fiscal demands on New York may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The City, with an estimated population of 8.6 million is the most populous city in the US. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing and education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing. From 2009 to 2019, the City added 918,800 private sector jobs (growth of 29%). As of August 2020, total employment in the City was 3,989,400 compared to 4,616,000 in August 2019, a decrease of approximately 13.6% (not seasonally adjusted).

Following the onset of COVID-19 pandemic and the City and State actions to mitigate the spread of COVID-19, the City has seen a large increase in initial claims for unemployment. Since the week ending March 14, 2020 through the week ending September 19, 2020, there have been 1,848,483 initial claims for unemployment in insurance in New York City, compared to 174,711 over the same period in 2019. The City’s unemployment rate reached 20.4% in June 2020 and 16.3% in August 2020. The sudden cessation of business activity, travel and tourism from the pandemic, and the government’s response to it, had a devastating impact on the retail, cultural, hospitality and the entertainment sectors in the City, particularly for the City’s many restaurants.

The COVID-19 pandemic and economic disruption resulting from measures to contain it have resulted in reductions in the City’s fiscal year 2020 and projected revenues.

Bond ratings. The State’s general obligation bonds are rated AA+ (with a stable outlook) by S&P and Aa2 (with a stable outlook) by Moody’s (ratings confirmed as of Dec. 10, 2020). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Factors affecting Delaware Tax-Free Pennsylvania Fund

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Appendix B: Special Factors Affecting the Funds

Economic condition and outlook. The Commonwealth is one of the nation’s most populous states, ranking fifth behind California, Texas, Florida and New York. At different times throughout its history, the Commonwealth has been the nation’s principal producer of ships, iron, chemicals, lumber, oil, textiles, glass, coal and steel. This led Pennsylvania to be identified, historically, as a heavy industrial state. That reputation has changed over the last several decades as the coal, steel and railroad industries have declined. The Commonwealth’s business environment readjusted with a more diversified economic base. Currently, the major sources of growth in Pennsylvania are in the service sector, including healthcare, leisure-hospitality, transport and storage.

The agriculture industry directly accounts for approximately $83.8 billion in economic output and it supports over 280,500 jobs with $10.9 billion in direct earnings. Over 59,309 farms form the backbone of the State's agricultural economy covering an area of 7.7 million acres. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products such as mushrooms, apples, dairy, grapes, winemaking and Christmas tree production.

Non-agricultural employment in Pennsylvania over the five years ending in 2019 increased at an average annual rate of 0.97% compared with a 1.19% rate for the Middle Atlantic region and 1.57% rate for the US.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90% of total non-agricultural employment by 2019. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 10% of 2019 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2019, the services sector accounted for 50% of all non-agricultural employment while the trade sector accounted for 14%.

According to the U.S. Department of Commerce, residents of Pennsylvania received over $720 billion in estimated personal income in 2018. As a result, residents of Pennsylvania had a per capita income of $56,225, which compared favorably to the national average of $54,446 over the same period.

Pennsylvania’s civilian labor force consists of approximately 6.4 million individuals. As of October 2020, Pennsylvania had an unemployment rate of approximately 7.3%, which was up from 4.6% in October 2019. Pennsylvania’s unemployment rate was above the national average of 6.9% during the same period.

State budget. The Commonwealth’s Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated.

Revenues and expenditures. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, nontax revenues, and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety, or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. As of July 24, 2020, after a deposit of $316.9 million at the end of September 2019, the Budget Stabilization Reserve Fund had a balance of approximately $343 million.

On a GAAP basis, During the five-year period from fiscal year 2015 through fiscal year 2019, total revenues and other sources increased by an average annual rate of 6.0%. Tax revenues during this same period increased by an annual average rate of 3.9%. Expenditures and other uses during fiscal years 2015 through 2019 rose at an average annual rate of 5. 1%.

On a budgetary basis, General Fund revenues of the Commonwealth were below the certified estimate by $137.2 million or 0.4% during the fiscal year 2018. Final Commonwealth General Fund revenues for the fiscal year totaled $34,567 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,948.1 million. After accounting for a deficit balance in fiscal year 2018 beginning balance of minus $1.5 billion, the Commonwealth ended fiscal year 2018 with an unappropriated surplus balance of $22.4 million.

Commonwealth General Fund appropriations for fiscal year 2018 totaled $31,948.1 million, an increase of $6.3 million or 0.02% from fiscal year 2017 levels. The ending unappropriated balance was $22.4 million for fiscal year 2018.

On a GAAP basis, at June 30, 2018, the General Fund reported a fund balance of $813.7 million, an increase to fund balance of $1,511.3 million from the $697.6 million fund deficit at June 30, 2017 as expenditures and other uses decreased by $8.7 million and revenues and other sources increased by $2,290.4 million.

On a budgetary basis, General Fund revenues of the Commonwealth were above the certified estimate by $883 million or 2.6% during fiscal year 2019. Final Commonwealth General Fund revenues for the fiscal year totaled $34,857.9 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $33,401.5 million. The Commonwealth ended fiscal year 2019 with a zero-balance due to a transfer of $316.9 million to the Budget Stabilization Reserve Fund.

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On a GAAP basis, at June 30, 2019, the General Fund reported a fund balance of $835.4 million, an increase to fund balance of $21.7 million from the $813.7 million fund balance at June 30, 2018 as expenditures and other uses increased by $4,130.6 million and revenues and other sources increased by $2,641 million.

The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth borrowed and repaid $1,000 million in fiscal year 2016, $2,200 million in fiscal year 2017, $1,200 million in fiscal year 2018, $650 million in fiscal year 2019 and $1,700 million in fiscal year 2020. The Commonwealth’s expectation is that the Commonwealth will need the STIP Facility during fiscal year 2021.

On a budgetary basis, General Fund revenues of the Commonwealth were below the certified estimate by $3,221 million or 9.1% during fiscal year 2020. The majority of this difference was due to the Commonwealth shifting the filing date for personal and corporate income tax by 90 days. Final Commonwealth General Fund revenues for the fiscal year totaled $30,871.7 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $34,090.2 million. After accounting for a positive fiscal year 2020 beginning balance of $30.3 million, the Commonwealth ended fiscal year 2020 with an unappropriated negative balance of $2,734.1 million.

Commonwealth General Fund appropriations for fiscal year 2020 totaled $34,120.2 million, an increase of $718.7 million or 2.1% from fiscal year 2019 levels. The ending unappropriated negative balance was $2,734.1 million for fiscal year 2020.

The Commonwealth continues to monitor and assess the effects of the COVID-19 pandemic and its impact on the Commonwealth’s financial position and operations. The complete fiscal impact of COVID-19 on the Commonwealth is likely to change significantly as the situation further develops and cannot be fully quantified at this time. Due to the uncertainty associated with COVID-19, Pennsylvania passed a five-month budget for fiscal year 2021 that included an estimate of $36.4 billion in General Fund Revenue for 2020-21. This is an 8.2% increase from expected collections in 2019-20, and includes $1.8 billion in expected shifts in payments of personal income tax and corporate net income tax payments in alignment with federal payment deferrals to July 15, 2020 for personal income tax and August 15, 2020 for corporate net income tax. The estimates assume after the sharp decrease in tax collections in April, May, and June 2020, that revenues will slowly recover some of their lost ground as the economy re-opens. Funding for K-12, higher education, debt service and related entity debt service is funded for the entire fiscal year.

Debt management. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,750.3 million at June 30, 2020, a decrease of $808.7 million over June 30, 2019. Over the 10-year period ending June 30, 2020, total net outstanding general obligation debt increased at an annual rate of 0.8%. Over the 5-year period ending June 30, 2020, total net outstanding general obligation debt has decreased at an annual rate of 2.3%.

Government authorities and other organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Moral obligations. The Pennsylvania Housing Finance Agency (“PHFA”) is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. According to PHFA, as of June 30, 2020, PHFA had $3,035.8 million of revenue bonds outstanding.

Other Commonwealth obligations. The Commonwealth also has obligations with respect to, the bonds and debt obligations of, among other things, (i) the Commonwealth Financing Authority, which is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit for-profit, non-profit and various government entities, (ii) the Sports and Exhibition Authority of Pittsburgh and Allegheny County in connection with the construction and operation of the Pittsburgh Arena, a multi-purpose arena, to serve as the home of the Pittsburgh Penguins, a hockey team in the National Hockey League, and (iii) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto.

Pension and retirement systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System

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Appendix B: Special Factors Affecting the Funds

(“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. As of June 30, 2019, PSERS funded ratios were 58.1% and 55.9% on an actuarial and market value basis, respectively. As of December 31, 2019, SERS funded ratios were 56.5% and 58.7% on an actuarial and market value basis, respectively.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

On June 12, 2017, the Governor signed Act 5 of 2017 into law which established three new pension plan design options for most state employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019. The new plan design options include two hybrid options, which have both a defined benefit component and a defined contribution component, as well as a stand-alone defined contribution plan option. In addition, this legislation required the establishment of a commission to review the operation and investment processes of PSERS and SERS as well as develop a plan to identify $1.5 billion in cost savings over 30 years for each system. In December 2018, the commission reported that they had identified an estimated annual savings opportunity for both retirement systems, in the range of $97.3 million to $116.8 million, or, expressed as an actuarial savings over 30 years, between $8.2 billion and $9.9 billion. There can be no assurance that such cost savings measures will be implemented.

City of Philadelphia— PICA. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired Dec. 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on Dec. 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $78.91 million in special tax revenue bonds outstanding as of December 15, 2019.

Bond ratings. The State’s general obligation bonds are rated A+ (with a negative outlook) by S&P and Aa3 (with a stable outlook) by Moody’s (ratings confirmed as of Dec. 10, 2020). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Factors affecting Puerto Rico

Puerto Rico economy. The Commonwealth is in the midst of a profound fiscal, economic and liquidity crisis, the culmination of many years of significant governmental deficits, a prolonged economic recession (which commenced in 2006), high unemployment, population decline, and high levels of debt and pension obligations. The Commonwealth’s largest revenue streams are especially vulnerable during times of major economic downturns and have been affected by these same factors. Further stressing the Commonwealth’s liquidity are large healthcare, pension and debt service costs. As the Commonwealth’s tax base has shrunk and its revenues affected by prevailing economic conditions, healthcare, pension, and debt service costs have become an increasing portion of the General Fund budget, which has resulted in reduced funding available for other essential services. The Commonwealth’s very high level of debt and unfunded pension liabilities and the resulting required allocation of revenue to service debt and pension obligations have contributed to significant budget deficits during the past several years, which deficits the Commonwealth has financed, further increasing the amount of its debt. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults are likely to occur in the future. These financial challenges have been compounded by the two hurricanes that impacted the Commonwealth in 2017, the 6.4 magnitude earthquake and subsequent aftershocks that struck Puerto Rico in January 2020, and the COVID-19 pandemic through most of 2020.

Puerto Rico’s economy is closely linked to the economy of the United States, as most of the external factors that affect the Commonwealth’s economy (other than oil prices) are determined by the policies and performance of the mainland economy. In recent years, however, the performance of Puerto Rico’s economy has significantly diverged from the performance of the United States economy. Puerto Rico’s economy entered into a recession in the fourth quarter of fiscal year 2006, two years before the rest of the United States, and has continued to face substantial economic challenges. In addition, in December 2017, Congress enacted the Tax Cuts and Jobs Act, which subjects companies located in the Commonwealth to a tax on income generated from certain intellectual property. Previously, companies located in the Commonwealth had been exempt from paying federal income taxes on such income. It is not presently possible to predict the extent of the impact that the tax will have on the Commonwealth’s economy. In May 2020, the Oversight Board noted that since the 2008 recession the Commonwealth’s economy has continued to worsen – Puerto Rico has seen its gross national product shrink by 20%, labor participation has fallen to a record low of 39%, and the Island’s population has fallen by 15%.

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Puerto Rico’s civilian labor force consists of approximately 1.04 million individuals. As of October 2020, Puerto Rico had an unemployment rate of approximately 8.3%, which was down from 9.0% in April 2020, but in line with the 8.3% October 2019 rate. Puerto Rico’s high unemployment continues a trend of high unemployment rates and a shrinking workforce in the Commonwealth.

Debt, revenues and expenditures. The Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit, and taxing power of the Commonwealth shall not be issued if the amounts of the principal and interest on such bonds and notes guaranteed by the Commonwealth exceed 15% of the average annual revenue in the two fiscal years preceding the fiscal year of such proposed issuance. The Constitution of Puerto Rico does not limit the amount of debt that the Commonwealth may guarantee as long as the Commonwealth is in compliance with the 15% limitation at the time of issuance of such guaranteed debt.

As of September 30, 2015, the Commonwealth had outstanding a total of $22.764 billion aggregate principal amount of bonds and notes issued or guaranteed by the Commonwealth or payable directly from General Fund appropriations, equivalent to approximately 33% of the Commonwealth’s gross national product for fiscal year 2014 ($69.202 billion - preliminary). As of February 2017, total public sector debt of the Commonwealth, including its instrumentalities, was $74.3 billion.

The General Fund is the chief operating fund of the Commonwealth. For more than a decade, the Commonwealth has experienced significant General Fund budget deficits. These deficits, including the payment of a portion of the Commonwealth’s debt service obligations, have been covered primarily with the net proceeds of bonds issued by the Puerto Rico Sales Tax Financing Authority (“COFINA”) and Commonwealth general obligation bonds, with interim financings provided by the Government Development Bank (“GDB”) and, in some cases, with extraordinary onetime revenue measures or expense adjustment measures. The Commonwealth expects that its ability to finance future budget deficits will be severely limited.

On July 2, 2018, the Commonwealth filed its audited financial statements for fiscal year 2015. Total assets plus deferred outflows of resources and total liabilities plus deferred inflows of resources of the primary government as of June 30, 2015 amounted to approximately $18.3 and $85.4 billion, respectively, for a net deficit of approximately $67 billion as of June 30, 2015, compared to a net deficit of approximately $66 billion as of June 30, 2014 (as restated).

The Commonwealth retirement systems are severely underfunded. The Employees’ Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”), which is the largest of the three retirement systems, had a negative 2.00% funded ratio as of June 30, 2015. The Puerto Rico System of Annuities and Pensions for Teachers and Retirement System for the Judiciary of the Commonwealth of Puerto Rico had 8.00% and 6.90% funded ratios, respectively. In fiscal year 2018, each of the Commonwealth’s retirement systems sold most of their investments and started operating on a pay-as-you-go basis. Substantial doubt exists about each of the retirement systems’ ability to continue as a going concern.

On May 1, 2019, the Commonwealth filed a notice with the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access (“EMMA”) that the Commonwealth would not file its audited financial statements for fiscal year 2018, as required by its continuing disclosure undertakings.

On May 6, 2019, the Commonwealth filed its audited financial statements with EMMA for fiscal year 2016 with EMMA. The total aggregate amount of assets plus deferred outflows of resources and total liabilities plus deferred inflows of resources of the primary government as of June 30, 2016 amounted to approximately $19 billion and $89.3 billion, respectively, for a net deficit of approximately $70.3 billion as of June 30, 2016, compared to a net deficit of approximately $67.8 billion as of June 30, 2015 (restated).

On April 30, 2020, the Commonwealth filed a notice with EMMA that the Commonwealth would not file its audited financial statements for fiscal year 2019, as required by its continuing disclosure undertakings. The Commonwealth did provide an estimate of when it will be able to complete and file those audited financial statements.

On September 1, 2020, the Commonwealth filed its audited financial statements for 2017 with EMMA. Total assets plus deferred outflows of resources and total liabilities plus deferred inflows of resources of the primary government as of June 30, 2017 amounted to approximately $24 billion and $95.1 billion, respectively, for a net deficit of approximately $71.1 billion as of June 30, 2017, compared to a net deficit of approximately $70.7 billion as of June 30, 2016 (as restated). As was also noted in the 2014, 2015 and 2016 audited financial statements, the 2017 audited financial statements noted that there is substantial doubt as to the ability of the primary government and of various component units to continue as a going concern.

The Commonwealth’s continued economic recession, high level of debt and pension obligations, and structural budget deficits, among other factors, have adversely affected its credit ratings and its ability to obtain financing at reasonable interest rates, if at all. As a result, the Commonwealth relied more heavily on short-term financings and interim loans from the GDB and other component units of the Commonwealth, which reliance constrained the liquidity of the Commonwealth in general and GDB in particular, and increased near-term refinancing risk. These factors also resulted in delays in the repayment by the Commonwealth and its component units of outstanding GDB lines of credit.

On June 28, 2014, the Commonwealth enacted the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”).  The Recovery Act was intended to provide a legal framework that would allow certain public corporations, including Puerto Rico Electric Power Authority (“PREPA”) to seek protection from creditors and to reorganize and restructure their debt. In June and July of 2014, certain holders of bonds issued by PREPA filed lawsuits in the United States District Court for the District of Puerto Rico (the “District Court”) to enjoin enforcement of the Recovery Act. The complaints alleged, in addition to other claims, that Puerto Rico was prohibited by the United States Bankruptcy Code

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Appendix B: Special Factors Affecting the Funds

(“Bankruptcy Code”) from implementing its own bankruptcy scheme. The District Court consolidated the suits and ruled in the plaintiffs’ favor. The United States Court of Appeals for the First Circuit upheld the judgment of the District Court. On June 13, 2016, the United States Supreme Court held that section 903(1) of the Bankruptcy Code pre-empts the Recovery Act.

Despite various measures that have been undertaken by the current and previous administrations to grow the economy, reduce government expenses, and increase revenues the Commonwealth’s economy continues to shrink and the Commonwealth has been unable to achieve a balanced budget. On June 29, 2015, Governor García Padilla announced that the Commonwealth had no choice but to seek to renegotiate its debt with the goal of achieving a more sustainable debt service, and that if it was unable to do so the Commonwealth could default on its debt.

During fiscal years 2015 and 2016, the Commonwealth sought additional liquidity through potential bond issues and private financings. Due to its deteriorated financial condition, however, the Commonwealth has been unable to complete these transactions and, is now pursuing a comprehensive debt restructuring that seeks to improve its liquidity position as a result of near-term debt service relief. While the Commonwealth pursues this strategy, it has taken a number of emergency measures to stabilize its liquidity condition that are unsustainable over the long-term run. These include, among others, requiring advance payments from the government retirement systems for payments of retirement benefits to participants, suspending for fiscal year 2016 the Commonwealth set-asides for the payment of its general obligation debt, delaying the payments to suppliers and amounts due to component units, financing tax and revenue anticipation notes for fiscal year 2016 through certain intra-governmental transactions, deferring the disbursement of certain budgetary assignments, and delaying the payment of income tax refunds.

In April 2016, the Governor of Puerto Rico signed into law Act 21-2016, known as the “Puerto Rico Emergency Moratorium and Financial Rehabilitation Act.” Act 21 allows the Governor to prioritize essential government services over the financial obligations of the Commonwealth and its instrumentalities by imposing a moratorium on debt service payments, including debt service on general obligation bonds, and staying related creditor remedies for a temporary period.

On June 30, 2016, the US President signed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which grants the Commonwealth and its component units access to an orderly mechanism to restructure their debts in exchange for significant federal oversight over the Commonwealth’s finances. PROMESA seeks to provide Puerto Rico with fiscal and economic discipline through the creation of a control board, relief from creditor lawsuits through the enactment of a temporary stay on litigation, and two alternative methods to adjust unsustainable debt.

First, to ensure fiscal and economic discipline, PROMESA creates a federally appointed oversight board (the “Oversight Board”) that has plenary authority over Puerto Rico’s finances. The board’s primary function is to provide fiscal oversight through the development and approval of fiscal plans and budgets, and to enforce compliance with those plans and budgets through broad-based powers such as reducing non-debt expenditures and instituting certain hiring freezes. The board also has oversight over legislative processes because PROMESA requires the board to review new laws and deny their enforcement if they are inconsistent with the approved fiscal plans and budgets. The board also has authority to review contracts to ensure compliance with the fiscal plan, and to prevent the execution or enforcement of a contract, rule, executive order or regulation to the extent that it is inconsistent with the approved fiscal plan.

Second, the enactment of PROMESA also operates as a temporary broad-based stay on litigation, applicable to all entities, with respect to claims related Puerto Rico’s financial debt, as well as on enforcement of provisions in contracts that allow for termination and the exercise of remedies based on non-payment of financial obligations, among other conditions.

Finally, PROMESA contains two methods to adjust Puerto Rico’s debts. The first method is a streamlined process to achieve modifications of financial indebtedness with the consent of a supermajority of affected financial creditors.  The second method is a court-supervised debt-adjustment process, which is modeled on Chapter 9 of the Bankruptcy Code.

On May 3, 2017, after termination of the original stay preventing creditors from suing the territory, the oversight board filed a bankruptcy petition under Title III of PROMESA beginning a broad-based debt restructuring process. The oversight board has also filed Title III bankruptcy petitions for PREPA, ERS, and COFINA. Chief Justice John Roberts appointed Judge Laura Taylor Swain of the US District Court for the Southern District of New York to preside over the Title III cases.  Judge Laura Taylor Swain appointed five judges to serve as a mediation team to facilitate settlement negotiations of any and all issues and proceedings arising in the Title III cases and proceedings. The mediation process will remain confidential and separate from, and will proceed concurrently with, the adjudication of issues and proceedings in the Title III cases and proceedings. With respect to the ongoing litigation between the Commonwealth and COFINA, agents for the Commonwealth and COFINA reached an agreement in principle on June 7, 2018, to share sales and use tax revenue and the Pledged Sales Tax Base Amount. The Oversight Board and the COFINA bondholders reached an agreement in August 2018 to restructure the COFINA bonds into a new issuance of bonds. Under the agreement, the senior and junior COFINA bondholders would be entitled to recover specified percentages of the value of their original investments. On October 19, 2018, the Oversight Board filed a proposed Plan of Adjustment for COFINA (which is based both on the settlement between COFINA and the Commonwealth regarding ownership of the sales tax and the agreement with the COFINA bondholders) and a proposed Disclosure Statement to be utilized in connection with solicitations to approve the Plan of Adjustment. The judge overseeing the Title III proceedings approved the Disclosure Statement and the COFINA Plan of Adjustment, on November 20, 2018 and February 14, 2019, respectively. It is not presently possible to predict whether the restructuring will achieve its intended effect of providing relief to the Commonwealth from its debt burden. With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and

AI-322 12/2096

Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. As of the date of this SAI, negotiations between the parties to restructure the PREPA bonds are still ongoing.

A hedge fund that invested in distressed Puerto Rican bonds moved to dismiss the Title III case the Oversight Board had initiated on behalf of the Commonwealth, arguing that the Board was appointed in a manner inconsistent with the Appointments Clause of the Constitution of the United States. The United States joined the Oversight Board in defending the constitutionality of the Board members’ appointments. The district court held that the Board members were territorial officers who need not be appointed in accordance with the Appointments Clause. The First Circuit court of appeals then held that Board members are “Officers of the United States” for purposes of the Appointments Clause because they exercise significant authority pursuant to the laws of the United States. The court of appeals invalidated the provisions of PROMESA allowing the appointment of Board Members in a manner other than by presidential nomination followed by the Senate’s confirmation, and severed the remainder of the statute. The appellate court declined to dismiss all of the Title III petitions, invoking the de facto officer doctrine to uphold the actions the Oversight Board had taken in good faith “under the color of official title” and cited the risk of significant harm to those who had relied on the Oversight Board’s actions. The Oversight Board filed a petition for a writ of certiorari from the United States Supreme Court which was granted on June 20, 2019. Oral arguments were heard by the United States Supreme Court on October 15, 2019. On June 1, 2020, the Supreme Court came to a unanimous decision in favor of the Oversight Board. The Supreme Court held that the organization and appointment of the Oversight Board was not unconstitutional and therefore valid. The case has been remanded for further proceedings. It is not presently possible to predict the outcome of such proceedings, estimate the potential impact on the Commonwealth’s ability to restructure its debt, pay debt service costs on its obligations, or determine what impact, such proceedings may have on a fund’s investments.

As of the date of this SAI, the mediation process and certain related litigation are ongoing. The mediation process was interrupted for a period in late 2017 as a result of damage caused by Hurricane Irma and Hurricane Maria, and any future developments that further delay the resolution of the Commonwealth’s and its instrumentalities’’ debt obligations could adversely affect Fund performance. It is not presently possible to predict the results of the petition, mediation, or any related litigation, but such outcomes will have a significant impact on bondholders. If the Commonwealth or its instrumentalities are unable to obtain favorable results, including with respect to restructuring their debt, there would be negative impacts on Fund performance.

There is no assurance that the federally appointed oversight board of PROMESA will be successful in achieving budgetary and fiscal balance through a debt restructuring or otherwise.

The Commonwealth has taken various emergency measures that have affected the rights of creditors and is actively considering additional emergency measures that may be implemented in the near future. In order to implement certain emergency measures, the Commonwealth needs to seek relief under existing or potential future laws regarding insolvency, reorganization, moratorium and/or similar laws affecting the creditor’s rights, such as Act 21 of 2016 or PROMESA. The Commonwealth’s emergency measures have included moratoriums on the payments of debt obligations, including general obligation bonds.

Additional measures could be undertaken, through Act 21 or through other state or federal legislation, such as PROMESA, in order to ensure the provision of essential government services.

Certain of the Commonwealth’s component units defaulted on debt service payments during fiscal year 2016. As a result, the Governor has issued several executive orders declaring emergency periods and suspending certain transfers and payments with respect to the Commonwealth and several of its component units. It is expected that the Commonwealth and its component units will need to seek further relief under existing or potential future laws regarding receivership, insolvency, reorganization, moratorium, and/or similar laws affecting creditors’ rights, to the extent available.

On July 1, 2016, the Commonwealth and various additional component units were unable to comply with their scheduled debt service obligations, and defaulted on $911 million of their scheduled debt obligations, including $779 million in general obligation debt service.

Since 2016, the Commonwealth has continued to default on debt service payments for multiple bonds, including general obligation bonds and those issued by various component units, including PREPA, the Puerto Rico Public Finance Corporation, and the Puerto Rico Public Building Authority,  among others.

GDB historically served as the principal source of short-term liquidity for the Commonwealth.  The Commonwealth and its component units have not been able to repay their loans from GDB, which significantly affected the GDB’s liquidity and ability to repay its obligations. On March 23, 2018, GDB ceased its operations and is in the process of winding down its affairs. On November 6, 2018, Judge Swain approved a GDB debt restructuring under Title VI of PROMESA.

The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the Governor. On June 1, 2020, the Oversight Board notified the Commonwealth, that the proposed Commonwealth of Puerto Rico budgets for fiscal year 2021, submitted to the Oversight Board on February 14, 2020, February 28, 2020 and May 8, 2020, was not compliant with the 2020 Fiscal Plan for Puerto Rico as certified by the Oversight Board on May 27, 2020.

The 2020 fiscal plan noted that before PROMESA, the consolidated Commonwealth’s outstanding debt and pension liabilities had grown to over $120 billion – with more than $70 billion in financial debt and more than $50 billion in pension liabilities – an amount almost twice the size of Puerto Rico’s economy. The 2020 fiscal plan lays out discrete actions that must be taken to make structural reforms to the economy, improving labor force

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Appendix B: Special Factors Affecting the Funds

participation, the ease of doing business, and energy and infrastructure management. Finally, the 2020 fiscal plan includes strategic one-time investments to speed up Puerto Rico’s recovery in light of the natural disasters and COVID-19 by allocating funds to strengthen the Island’s public healthcare system, human capital, and telecommunications infrastructure. There is no certainty that the Oversight Board’s fiscal plan (as currently certified or as subsequently amended and recertified) will be fully implemented, or if implemented will ultimately provide the intended results. The fiscal plan notes that absent real reform, Puerto Rico may not ever fully recover from all its recent crises.

On February 28, 2020, the Oversight Board filed an amended Plan of Adjustment for the Commonwealth, ERS, and the Public Building Authority that proposed a comprehensive settlement between the Commonwealth and its creditors. In light of the COVID-19 pandemic, the Oversight Board announced on March 21, 2020 that it would be seeking a motion to adjourn court proceedings on the Plan of Adjustment until further notice.

Bond ratings. In February 2014, Puerto Rico’s general obligation bonds were downgraded to non-investment grade or “junk” status by Moody’s and S&P. In July 2014 Moody’s and S&P further downgraded their Puerto Rico general obligation ratings following the enactment of the Recovery Act. Following multiple further downgrades the Commonwealth’s outstanding general obligation bonds are now rated Ca (with a negative outlook) by Moody’s (rating confirmed as of Dec. 10, 2020) and S&P has discontinued its ratings for the Commonwealth’s general obligation bonds. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Other considerations. In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms is extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Hurricane Maria and Hurricane Irma caused more than 1 million people to lose power throughout the Commonwealth, and it has been reported that as of July 2018, power had not been completely restored. The PREPA electric system sustained significant damage as a result of Hurricanes Irma and Maria. As of June 2020, PREPA had incurred approximately $2.1 billion restoration and reconstruction expenses and had recovered approximately $1.4 billion from FEMA. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and is projected to cause a real decline in gross national product of 13.3% in 2018. In February 2018, Congress appropriated $89.3 billion for disaster recovery efforts for areas affected by hurricanes and wildfires in 2017. Approximately $11 billion of these funds were made available to the Commonwealth and the U.S. Virgin Islands and $2 billion was designated to help repair and reconstruct the electricity systems of the islands. On January 7, 2020, Puerto Rico was struck by a 6.4 magnitude earthquake causing damages to infrastructure, an island-wide power outage, water shortages and threatening the lives of its people. A preliminary assessment of the damages caused by the earthquake and subsequent aftershocks estimated total economic damages ascending to approximately $838 million. In addition, while the Commonwealth’s population has trended downward, every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.

The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit positions. The political party in power in Puerto Rico currently supports statehood. A plebiscite was held on June 8, 2017 and although 97% of voters chose statehood, only 23% of voters turned out to vote. The most recent plebiscite was held on November 3, 2020, and over 52% of the electorate voted in favor of statehood.  The plebiscite is non-binding as the power to grant statehood lies with the US Congress.

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Statement of Additional Information

Nasdaq ticker symbols
Delaware Group® Tax-Free Fund
Delaware Tax-Free USA Fund (“USA Fund”)
Class A	DMTFX
Class C	DUSCX
Institutional Class	DTFIX
Nasdaq ticker symbols
Delaware Group Tax-Free Fund
Delaware Tax-Free USA Intermediate Fund (“Intermediate Fund”)
Class A	DMUSX
Class C	DUICX
Institutional Class	DUSIX
Nasdaq ticker symbols
Voyageur Mutual Funds
Delaware National High-Yield Municipal Bond Fund (“National High-Yield Fund”)
Class A	CXHYX
Class C	DVHCX
Institutional Class	DVHIX

December 29, 2020

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated December 29, 2020, as it may be amended from time to time, for each of the municipal bond funds listed above (each a “Fund” and collectively, the “Funds”).

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund's annual report (“Annual Report”) into this SAI. An  Annual Report will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

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Organization and Classification

This SAI describes the Funds, which are series of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds (individually and collectively, the “Trust”). The Funds offer Class A and Class C shares (collectively, the “Retail Classes”). Each Fund also offers an Institutional Class (collectively, the “Institutional Classes” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares of the Funds, except where noted. The Funds’ investment manager is Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust).  Effective as of the close of business on Dec. 4, 2020, Delaware Tax-Exempt Income Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Exempt Opportunities Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Fund.

Organization

Delaware Group Tax-Free Fund was originally organized as a Maryland corporation on Aug. 17, 1983. Voyageur Mutual Funds was originally organized as a Minnesota corporation in April 1993. The Trust was reorganized as Delaware statutory trusts on Nov. 1, 1999.

Classification

Each Trust is an open-end management investment company.

Each Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund’s investment objective is described in the Prospectus.

Fundamental Investment Restrictions

Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

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Investment Objectives, Restrictions, and Policies

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by each Fund’s respective Board without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

Except for the Funds’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Concentration Policy. In applying each Fund’s concentration policy (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

National High-Yield Fund may not invest more than 25% of its net assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of any industry. The Fund may invest more than 25% of its net assets in industrial development revenue bonds. In addition, it is possible that from time to time the Fund will invest more than 25% of its net assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

Housing Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Health Care Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

Utility Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

Transportation Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

Education Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

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Industrial Revenue Obligations. A Fund may invest, from time to time, more than 25% of its net assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

Other Risks. The exclusion from gross income for purposes of federal income tax for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring a Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

It is generally anticipated that USA Fund’s and National High-Yield Fund’s portfolio turnover rate will be less than 100% and that Intermediate Fund’s portfolio turnover may exceed 100%.

For the past two fiscal years, the Funds’ portfolio turnover rates were as follows:
Fund	2020	2019
USA Fund	77%	43%
Intermediate Fund	27%	25%
National High-Yield Fund	44%	33%

Investment Strategies and Risks

The Funds’ strategies and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectus. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Tax–Exempt Obligations—Generally

The Funds invest primarily in tax-exempt obligations, often referred to as municipal bonds. The term “Tax-Exempt Obligations” refers to debt obligations issued by or on behalf of a state or that state’s counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia and United States territories such as Puerto Rico, Guam, or the US Virgin Islands. These securities generally pay interest free from federal income tax (except, in certain instances, the alternative minimum tax, which will depend on a shareholder’s tax status) and from state personal income taxes, if any, for residents of that state. Generally for all Tax-Exempt Obligations, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Tax-Exempt Obligations are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects, or public facilities. Tax-Exempt Obligations are classified as general or revenue obligations.

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Investment Strategies and Risks

The value of the Tax-Exempt Obligations may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory, or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

Securities in which the Funds may invest, including Tax-Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the US Congress or a state’s legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on, and principal of, their Tax-Exempt Obligations may be materially affected.

From time to time, legislation, some of which became law, has been introduced in the US Congress for the purpose of restricting the availability of, or eliminating the federal income tax exemption for, interest on Tax-Exempt Obligations. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax-Exempt Obligations for investment by the Funds and the value of each Fund’s portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund’s investment objective and policies and submit possible changes in the structure of each Fund for shareholder approval.

To the extent that the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), or Fitch Ratings, Inc. (“Fitch”) for Tax-Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds’ Prospectus and this SAI. The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of the Tax-Exempt Obligations, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

General obligation bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds. The full faith, credit, and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of a Fund. Conversely, if revenue accrues more quickly than anticipated, a Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Derivatives Instruments

The Funds may invest in some or all of the following types of derivatives instruments, all of which are described in more detail in this section: futures, options, and swaps. Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable investments and securities that are rated below investment grade, except for National High-Yield Fund, which may invest without limit in securities that are rated below investment grade.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by a Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

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Exclusion from commodity pool operator definition. The Trust has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Trust intend to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Trust’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Trust relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds’ positions in commodity interests may not exceed 5% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Funds’ commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Trust would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund  engages in derivatives transactions, may prevent the Funds from using or limit the Funds’ use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds’ ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds’ investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the

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Investment Strategies and Risks

securities’ interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Futures and Options on Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities or contracts based on securities indices including any index of securities to which a Fund may seek exposure (“futures contracts”) and may purchase and write put and call options to buy or sell futures contracts (“options on futures contracts”). Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable investments and securities that are rated below investment grade, except for National High-Yield Fund, which may invest without limit in securities that are rated below investment grade.

The Funds may use futures transactions to hedge against market risk and facilitate portfolio management. Futures may be used to attempt to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds’ custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

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Risks of futures contracts. The Funds’ use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

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Investment Strategies and Risks

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

High Yield Securities (“Junk bonds”)

Securities rated lower than BBB- by S&P or Baa3 by Moody’s or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) are commonly known as junk bonds. Each Fund (except for National High-Yield Fund) may invest up to 20% of its net assets in high yield, high-risk fixed income securities or junk bonds. National High-Yield Fund may invest without limit in high yield, high-risk fixed income securities.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A: Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund’s ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Illiquid and Restricted Investments

Each Fund is permitted to invest up to 15% of its respective net assets in illiquid investments. For purposes of a Fund’s 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in a Fund obtaining a less favorable price on a resale.

Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities generally offer a

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higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund’s limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Inverse Floaters

Each Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. Otherwise, each Fund’s investments in taxable instruments and securities rated below investment grade, including inverse floaters on taxable bonds, are limited to 20% of a Fund’s respective net assets, except for National High-Yield Fund, which will invest more than 20% of its net assets in securities that are rated below investment grade.

Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices. Certain expenses of an inverse floater program will be deemed to be expenses of a Fund where the Fund has transferred its own municipal bonds to the trust that issues the inverse floater. To the extent that income from the inverse floater offsets these expenses, the additional income will have a positive effect on a Fund’s performance. Conversely, to the extent that these expenses exceed income earned from the trust collateral, the shortfall will have a negative effect on performance. Typically, a Fund invests in inverse floaters that permit the holder of the inverse floater to terminate the program in the event the fees and interest expense exceed income earned by the municipal bonds held by the trust. Inverse floaters may be more volatile than other tax-exempt investments.

Investment Companies

Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Each Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, primarily through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion, or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee’s governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

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Investment Strategies and Risks

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or releasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Manager believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Options

Each Fund may write (i.e., sell) covered put and call options and purchase call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available. Each Fund may also purchase put options on indices of securities in which it may invest, to the extent such put options are available. Each Fund may invest up to an aggregate of 20% of its respective net assets in futures, options, swaps, and other taxable investments and securities that are rated below investment grade, except for National High-Yield Fund, which may invest without limit in securities that are rated below investment grade.

The Funds may use put and call transactions to hedge against market risk and facilitate portfolio management. Options may be used to attempt to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for

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distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. A Fund will write call options on a covered basis only.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

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Investment Strategies and Risks

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.

Private Activity Bonds

Each Fund may invest without limit in private activity bonds, except that a Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income tax, including the alternative minimum tax (with respect to USA Fund and Intermediate Fund). If a Fund invests in private activity bonds, a portion of that Fund’s distributions may be subject to the federal alternative minimum tax.

Private activity bonds are bonds whose proceeds are used to finance certain nongovernmental activities, and could include some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 (the “Tax Act”) limits the amount of new “private purpose” bonds that each state may issue and subjects interest income from these bonds to the federal alternative minimum tax. The Tax Act also makes the tax-exempt status of certain bonds depend upon the issuer’s compliance with specific requirements after the bonds are issued.

Private activity bonds are a type of municipal bond issued when funds are to be used for a nonessential purpose. Private activities for which tax-exempt bonds may be issued include airports, electric and gas distribution systems, government mass transportation systems, housing bonds, privately owned sports facilities, hazardous waste disposal facilities, solid waste disposal facilities, and student loans. Small issues of industrial development revenue bonds and nonprofit college and hospital bonds are also permitted. The Internal Revenue Code limits the amount of new private activity bonds that each state can issue. The interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code.

Repurchase Agreements

Each Fund may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by US government securities.

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to a Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although a Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it

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necessary for a Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by a Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to a Fund’s investment restriction on illiquid investments.

Delaware Funds® by Macquarie (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements

National High-Yield Fund may enter into reverse repurchase agreements with banks and securities dealers with respect to not more than 10% of its total assets.

A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain, in a segregated account with its custodian, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). If the reverse repurchase agreement lacks a specified repurchase price, a Fund must segregate liquid assets equal to the proceeds received on any sale subject to repurchase plus accrued interest. If the reverse repurchase agreement has a specified repurchase price, a Fund must segregate liquid assets equal to the repurchase price. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Securities Lending

Intermediate Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Intermediate Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

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Investment Strategies and Risks

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, a Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

A Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. In addition, a Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Swaps

Each Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund’s investments in CDS contracts will be limited to 15% of the Fund’s total net assets. Each Fund may invest in inflation, interest rate, and total return swaps to the extent consistent with its investment objectives and strategies. A Fund will only invest in these types of swap transactions when all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will monitor the ongoing creditworthiness of swap counterparties in order to seek to minimize the risk of swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all

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outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not

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Investment Strategies and Risks

provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is

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intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund’s counterparty review process. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

Because some swaps used by a Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such swaps. For more information about segregating assets, see “Segregation of Assets” in this section.

Taxable Obligations

The Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income (or property) taxation. The Funds also may invest in certificates of deposit, bankers’ acceptances, and other time deposits.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Investment Strategies and Risks

•Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

•Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

US Government Securities

The Funds may invest in securities issued or guaranteed by the US government or its agencies or instrumentalities.

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

The Funds may invest in variable- and floating-rate demand notes.

Variable-rate master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

A variable-rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating-rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable- and floating-rate notes purchased by a Fund will be determined by the Manager under guidelines established by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable- or floating-rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable- or floating-rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable- or floating-rate notes may be secured by bank letters of credit.

If not rated, such instruments must be found by the Manager under guidelines established by the Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments. See “Appendix A: Description of Ratings” for a description of the rating symbols of S&P and Moody’s.

When-Issued and Delayed-Delivery Securities

New issues of Tax-Exempt Obligations and other securities are often purchased on a when-issued or delayed-delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction.

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of

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and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

The Funds may invest in zero coupon and payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities,

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Investment Strategies and Risks

including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries.  These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

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Insurance

Financial health of municipal bond insurance companies

About 9% of the $3.85 trillion in outstanding US municipal bonds are “wrapped” with a municipal bond insurance policy from one of several “monoline” financial guarantors.

During the period of the mid 1990s through mid 2000s, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage-backed securities (“RMBS”) and collateralized debt obligations (“CDOs”) that contain both sub-prime and prime mortgages and home equity lines of credit (“HELOCs”). The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector. The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined. During the summer and fall of 2007, all but two of the seven “first tier” or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure. The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios. With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors. Extensive revisions to the capital models were completed in the second half of 2007. The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating. All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers announced or completed plans to raise additional capital and claims-paying resources. Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage-backed securities exposure. These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms in 2008, with additional downgrades continuing through 2013.

In 2013, several of the monoline firms reached settlements related to insured RMBS, resulting in cash payments. Following the announcement of such settlements, the ratings for each of the firms was upgraded, and their outlook was deemed to be positive.

In 2014, insurers were impacted by the enactment by the Commonwealth of Puerto Rico of a law, the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Recovery Act), that allowed public corporations to defer or restructure their debt obligations. Subsequently in 2014, the ratings agencies adjusted their outlooks on account of exposure to Puerto Rico insurers.

In 2018, total long-term sales of municipal bonds were $339 billion, which represents a decrease of 2.4% from 2017. The amount of municipal bonds sold as insured during 2018 was $18.9 billion or 5.6% of total long-term, bond sales.

The Manager anticipates that substantially all of the insured municipal obligations in the Funds’ investment portfolios will be covered by either primary insurance or secondary market insurance. Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market (“Primary Insurance”). Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold (“Secondary Market Insurance”). Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Secondary Market Insurance, if any, would be paid from a Fund’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Insurer financial strength ratings continue to be provided by Moody’s and S&P. A Moody’s insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insured financial strength rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insured financial strength rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

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Insurance

An insurer financial strength rating by Moody’s or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurer financial strength rating does not take into account deductibles, surrender, or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody’s or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurer financial strength ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty has insurer financial strength ratings of A3 from Moody’s and AA from S&P. AGMC has insurer financial strength ratings of A2 from Moody’s and AA from S&P. BAM has an insurer financial strength rating of AA by S&P. BHAC is rated Aa1 by Moody’s and AA+ by S&P. MAC is rated AA by S&P and AA+ by Kroll Bond Rating Agency. These insurer financial strength ratings are as of Dec. 9, 2019. The insurer financial strength ratings of Ambac, CIFG, FGIC, National, and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines. Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, AGMC, BAM, BHAC, MAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

The following table is a summary snapshot of the insurer financial strength ratings of the municipal bond insurers as of Dec. 18, 2020:

Funds’ investment in insured bonds

Insurer	Moody's	S&P	Fitch
ACA	Not Rated	NR	WD
Ambac	WR	NR	WD
Assured Guaranty	A3 (Stable Outlook)	AA (Stable Outlook)	WD
BAM	Not Rated	AA (Stable Outlook)	Not Rated
BHAC	Aa1 (Stable Outlook)	AA+ (Stable Outlook)	Not Rated
CIFG	WR	NR	WD
FGIC	WR	NR	WD
AGMC (f. FSA)	A2 (Stable Outlook)	AA (Stable Outlook)	WD
National (f. MBIA)	Baa2 (Negative Outlook)	NR	WD
MAC	Not Rated	AA (Stable Outlook)	Not Rated
Radian	WR	NR	WD
XLCA (Syncora)	WR	NR	WD

Source: Bloomberg

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on each Fund’s website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

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Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (DG3), and the Funds’ proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Nov. 30, 2020, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Ofﬁcer, and Trustee	President and Chief Executive Ofﬁcer since August 2015 Trustee since September 2015	85	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	85	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993–Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	85	Private Investor (March 2004–Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	85	Chief Executive Ofﬁcer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016–December 2019) Director—Santander Bank, N.A. (December 2016– December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	85	Private Investor (April 2011–Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	85	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

Director — Drexel Morgan & Co. (2015–December 2019)

Director and Audit Committee Member  — vTv Therapeutics Inc. (2017–Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	85	Private Investor (2004–Present)	None
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	85

Private Investor (January 2017–Present)

Chief Executive Ofﬁcer — Banco Itaú  International (April 2012–December 2016)

Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018– December 2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	85	Vice Chairman (2010–April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013–Present)

Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association (July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	85	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present), WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	85	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Ofﬁcers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Ofﬁcer	Senior Vice President and Chief Financial Ofﬁcer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive ofﬁcer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ manager, principal underwriter, and transfer agent.

3

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.  In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

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Management of the Trust

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Funds as of Dec. 31, 2019, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	$10,001–$50,000 Delaware National High-Yield Municipal Bond Fund	$50,001–$100,000
Independent Trustees
Jerome D. Abernathy	None	None
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	Over $100,000 Delaware National High-Yield Municipal Bond Fund	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy	$14,142	None	$338,500
Thomas L. Bennett (Chair)	$18,968	None	$454,833
Ann D. Borowiec	$13,662	None	$327,000
Joseph W. Chow	$13,085	None	$313,500
John A. Fry	$13,055	None	$313,500
Lucinda S. Landreth	$13,202	None	$273,232
Frances A. Sevilla-Sacasa	$13,763	None	$329,833
Thomas K. Whitford	$14,654	None	$351,833
Christianna Wood	$14,046	None	$337,000
Janet L. Yeomans	$13,976	None	$334,333

*

Effective Jan. 1, 2021, Each Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (85 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex

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is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of eleven Trustees. Ten of the eleven Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held five in-person meetings (two of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; Joseph W. Chow (until Dec. 31, 2020); Lucinda S. Landreth; and Janet L. Yeomans (effective Jan. 1, 2021). The Nominating and Corporate Governance Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

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Management of the Trust

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board

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of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chair (until Dec. 31, 2020); Joseph W. Chow, Chair (effective Jan. 1, 2021); Jerome D. Abernathy; Ann D. Borowiec (until Dec. 31, 2020); Lucinda S. Landreth (effective Jan. 1, 2021); and Christianna Wood. The Investments Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively,

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Proxy Voting Policy

“Macquarie Investment Management”) will vote such proxies pursuant to Macquarie Investment Management’s (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM’s other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at http://www.delawarefunds.com/proxy; and (ii) on the Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM will normally vote against management’s position when it runs counter to MIM’s specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless company already provides similar reports through other means; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will be referred to the Committee for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee will assess the proposed vote to determine if it is reasonable. The Committee will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of Sept. 30, 2020, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $172.7 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

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The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Investment Management Agreement for each Fund (each an “Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by its Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the applicable Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. Each Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under each Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (as a percentage of average daily net assets)
Intermediate Fund	0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $1.5 billion; 0.425% on assets in excess of $2.5 billion
USA Fund National High-Yield Fund	0.55% on the first $500 million; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; 0.425% on assets in excess of $2.5 billion

During the last three fiscal years, the Funds paid the following investment management fees to the Manager:

Fund	Aug. 31, 2020	Aug. 31, 2019	Aug. 31, 2018
USA Fund*	$3,275,489 earned $2,463,292 paid $812,197 waived	$3,016,095 earned $2,241,570 paid $774,525 waived	$2,994,098 earned $2,190,661 paid $803,437 waived
Intermediate Fund**	$2,727,019 earned $1,855,033 paid $871,986 waived	$2,615,133 earned $1,753,751 paid $861,382 waived	$2,769,696 earned $2,175,931 paid $593,765 waived
National High-Yield Fund	$7,004,860 earned $6,194,945 paid $809,915 waived	$6,640,185 earned $5,984,616 paid $655,569 waived	$6,408,910 earned $5,651,290 paid $757,620 waived

*

The fees shown above only reflect the fees of Delaware Tax-Free USA Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund effective as of the close of business on Dec. 4, 2020.

**

The fees shown above only reflect the fees of Delaware Tax-Free USA Intermediate Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund effective as of the close of business on Dec. 4, 2020.

Except for those expenses borne by the Manager under the Investment Management Agreements, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of its respective Class A shares, after reallowances to dealers, as follows:

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Investment Manager and Other Service Providers

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
USA Fund*
8/31/2020	$172,163	$146,986	$25,177
8/31/2019	$120,187	$101,823	$18,364
8/31/2018	$167,048	$142,376	$24,672
Intermediate Fund**
8/31/2020	$21,043	$17,853	$3,190
8/31/2019	$34,550	$29,091	$5,459
8/31/2018	$16,446	$13,768	$2,678
National High-Yield Fund
8/31/2020	$249,484	$216,503	$32,981
8/31/2019	$252,363	$214,191	$38,172
8/31/2018	$270,906	$230,977	$39,929

*

The amounts shown above only reflect the amounts of Delaware Tax-Free USA Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund effective as of the close of business on Dec. 4, 2020.

**

The amounts shown above only reflect the amounts of Delaware Tax-Free USA Intermediate Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund effective as of the close of business on Dec. 4, 2020.

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fiscal Year End	Class A	Class C
USA Fund*
8/31/2020	$1,302	$371
8/31/2019	$153	$163
8/31/2018	$2,881	$967
Intermediate Fund**
8/31/2020	$2,184	$551
8/31/2019	$0	$656
8/31/2018	$14	$586
National High-Yield Fund
8/31/2020	$100,809	$5,339
8/31/2019	$54,821	$1,919
8/31/2018	$25,059	$6,003

*

The amounts shown above only reflect the amounts of Delaware Tax-Free USA Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund effective as of the close of business on Dec. 4, 2020.

**

The amounts shown above only reflect the amounts of Delaware Tax-Free USA Intermediate Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund effective as of the close of business on Dec. 4, 2020.

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

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BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended Aug. 31, 2018, 2019, and 2020 the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $408,078, $448,178, and $437,934, respectively.  The fees shown only reflect the fees of the Funds as of the date specified and do not reflect the results of the mergers of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund or Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund, both effective as of the close of business on Dec. 4, 2020.

During the fiscal years ended Aug. 31, 2018, 2019, and 2020 the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $101,312, $102,323, and $99,385, respectively.  The fees shown only reflect the fees of the Funds as of the date specified and do not reflect the results of the mergers of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund or Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund, both effective as of the close of business on Dec. 4, 2020.

Securities Lending Agent

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds’ securities lending agent (“Securities Lending Agent”).

For the fiscal year ended Aug. 31, 2020, the income earned by the Funds as well as the fees and/or compensation paid by the Funds pursuant to the Lending Agreement between the Trusts with respect to the Funds and the Securities Lending Agent were as follows:

	USA Fund	Intermediate Fund	National High-Yield Fund
Gross income earned by a Fund from securities lending activities	$0	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0
Other fees not included above	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$0	$0

For the fiscal year ended Aug. 31, 2020, the Securities Lending Agent provided the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Funds’ guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

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Investment Manager and Other Service Providers

Custodian

BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Aug. 31, 2020 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of Aug. 31, 2020.

Name of Portfolio Manager or Team Member	Type of Accounts	No. of Accounts Managed	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Gregory A. Gizzi	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	23 0 22	$6.6 billion $0 $3.2 billion	0 0 0	$0 $0 $0
Stephen J. Czepiel	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	23 0 22	$6.6 billion $0 $3.2 billion	0 0 0	$0 $0 $0
Jake van Roden	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	21 0 0	$5.9 billion $0 $0	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Funds' Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the

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eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods.  Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan.  The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of Aug. 31, 2020, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Stephen J. Czepiel	National High-Yield Fund	$100,001–$500,000

1	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
2	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.

Trading Practices and Brokerage

The Manager  selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the Funds did not pay any brokerage commissions.  This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund or Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund, both effective as of the close of business on Dec. 4, 2020.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

AI-011 12/2039

Trading Practices and Brokerage

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager  believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

During the last fiscal year, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services. This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund or Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund, both effective as of the close of business on Dec. 4, 2020.

As of Aug. 31, 2020, the Funds did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents. This only reflects the amounts of the Funds as of the date specified and does not reflect the results of the mergers of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund or Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund, both effective as of the close of business on Dec. 4, 2020.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shareholders of the Funds’ Institutional Class may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund’s Class C shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

On Sept. 25, 2014, all remaining Class B shares of the Funds were converted to Class A shares of their corresponding Fund.

AI-011 12/2040

Effective as of the close of business on Dec. 4, 2020, Delaware Tax-Exempt Income Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Exempt Opportunities Fund, a series of Delaware Group Limited-Term Government Funds, merged into Delaware Tax-Free USA Fund.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $250,000 of Class C shares of each Fund at one time. Orders that exceed $250,000 or more will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $100,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares of the Funds. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the applicable Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

AI-011 12/2041

Purchasing Shares

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund (currently limited to 0.15% for Intermediate Fund), or to purchase Class C shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 8 years after purchase will be subject to Class A shares’ annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Dividends, if any, paid on the Retail Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $100,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program’s eligibility to purchase Institutional Class shares of that fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

AI-011 12/2042

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired.  The applicable CDSC period is generally two years after the purchase of such Class A shares purchased prior to July 1, 2020 and is generally 18 months after the purchase of such Class A shares purchased on or after July 1, 2020.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of a Fund under certain circumstances, depending on such Program’s eligibility to purchase either Class A shares or Institutional Class shares of a Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer’s Commission

For initial purchases of Class A shares of $250,000 or more, a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge — Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectus for a list of the instances in which the CDSC is waived.

Approximately 8 years after purchase, the investor’s Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares’ ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

AI-011 12/2043

Purchasing Shares

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Level Sales Charges Alternative — Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, each Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits the relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Funds’ Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes, would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

AI-011 12/2044

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by each Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Retail Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class’s outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to a Fund’s Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s Class C shares. Also, any other material amendment to the Plans must be approved by a majority vote of the applicable Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the applicable Board for its review.

USA Fund’s Board has determined that the annual fee payable on a monthly basis for the Fund’s Class A shares, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class A shares of the Fund that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A shares of the Fund that were acquired before June 1, 1992. While this is the method for calculating Class A shares’ Rule 12b-1 expense, such expense is a Class expense so that all shareholders of Class A shares of the Fund, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate per share. As Class A shares of the Fund are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A shares purchased on or after June 1, 1992 to Class A shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A shares will also increase but will not exceed 0.25% of average daily net assets. While this describes the current basis for calculating the fees that will be payable under the Plan with respect to USA Fund’s Class A shares, the Plan permits a full 0.25% on all Class A shares’ assets to be paid at any time following appropriate Board approval.

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for the USA Fund’s Class A shares and Class C shares were: $1,122,684, and $135,166, respectively. The amounts shown only reflect the amounts of Delaware Tax-Free USA Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Opportunities Fund into Delaware Tax-Free USA Fund effective as of the close of business on Dec. 4, 2020. Such amounts were used for the following purposes:

USA Fund	Class A shares	Class C shares
Advertising	$433	$14
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$11,127
Broker Trails*	$730,928	$92,914
Salaries & Commissions to Wholesalers	$242,640	$19,852
Interest on Broker Sales Charge	$—	$2,905
Promotion–Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$148,683	$8,354
Total Expenses	$1,122,684	$135,166

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for Intermediate Fund’s Class A shares and Class C shares were: $165,914, and $182,821, respectively. The amounts shown only reflect the amounts of Delaware Tax-Free USA Intermediate Fund as of the date specified and do not reflect the results of the merger of Delaware Tax-Exempt Income Fund into Delaware Tax-Free USA Intermediate Fund effective as of the close of business on Dec. 4, 2020. Such amounts were used for the following purposes:

USA Intermediate Fund	Class A shares	Class C shares
Advertising	$139	$26
Annual/Semiannual Reports	$—	$—

AI-011 12/2045

Purchasing Shares

USA Intermediate Fund	Class A shares	Class C shares
Broker Sales Charge	$—	$12,875
Broker Trails*	$6,864	$123,643
Salaries & Commissions to Wholesalers	$57,536	$28,503
Interest on Broker Sales Charge	$—	$4,972
Promotion-Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$101,375	$12,802
Total Expenses	$165,914	$182,821

For the fiscal year ended Aug. 31, 2020, the Rule 12b-1 payments for National High-Yield Fund’s Class A shares and Class C shares were: $492,325, and $826,809, respectively. Such amounts were used for the following purposes:

National High-Yield Fund	Class A shares	Class C shares
Advertising	$380	$160
Annual/Semiannual Reports	$—	$—
Broker Sales Charge	$—	$106,411
Broker Trails*	$—	$377,680
Salaries & Commissions to Wholesalers	$341,074	$227,983
Interest on Broker Sales Charge	$—	$38,066
Promotion-Other	$—	$—
Prospectus Printing	$—	$—
Wholesaler Expenses	$150,871	$76,509
Total Expenses	$492,325	$826,809

*

The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•an individual

•an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

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•a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares and Class C shares of the Funds, as well as shares of any other class of any of the other Delaware Funds that offer such classes (except shares of any Delaware Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $90,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 3.50% (2.00% for Intermediate Fund). For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds’ shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

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Investment Plans

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, and dividends from Institutional Class shares may only be directed to other Institutional Class shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

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Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds’ next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Forward foreign currency contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund

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Determining Offering Price and Net Asset Value

values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’s percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class shares will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

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In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to value fairly their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a Fund.   To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds’ Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the

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Redemption and Exchange

account and a Medallion signature guarantee for each owner. A Medallion signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will

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be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $250,000 or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged), if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.” The Limited CDSC for the Funds, other than Delaware Tax-Free USA Intermediate Fund, for shares purchased prior to July 1, 2020, will be 1.00% if such shares are redeemed during the first year after purchase and 0.50% if such shares are redeemed during the second year after purchase, and for shares purchased on or after July 1, 2020, will be 1.00% if such shares are redeemed during the first 18 months after the purchase.  The Limited CDSC will be 0.75% if you redeem shares of Delaware Tax-Free USA Intermediate Fund within the first year after your purchase.

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

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Redemption and Exchange

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of a Fund will share proportionately in its investment income and expenses, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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•Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund.

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Distributions and Taxes

Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. None of the dividends paid by the Fund are anticipated to qualify as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution

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that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Taxation of Fund Distributions — Tax Exempt Interest. The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after Aug. 7, 1986 generally will

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Distributions and Taxes

constitute an item of tax preference includable in AMTI for non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. Consistent with its stated investment objective, the Fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a municipal security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect

AI-011 12/2058

to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after Dec. 22, 2010.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

•the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding

AI-011 12/2059

Distributions and Taxes

period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•provide your correct social security or taxpayer identification number,

•certify that this number is correct,

•certify that you are not subject to backup withholding, and

•certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

AI-011 12/2060

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests, are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests, are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

AI-011 12/2061

Distributions and Taxes

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. The Funds’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, the independent registered public accounting firm, for the fiscal year ended Aug. 31, 2020, are included in each Fund’s Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

AI-011 12/2062

Principal Holders

As of Nov. 30, 2020, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
USA Fund Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.49%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	37.10%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.08%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.03%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.98%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.11%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.81%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.80%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	7.95%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	10.89%

AI-011 12/2063

Principal Holders

Class	Name and Address of Account	Percentage
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.86%
Institutional Class
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.36%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.49%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.44%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	10.99%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	16.06%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	9.16%
INTERMEDIATE FUND Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.39%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.35%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	17.76%

AI-011 12/2064

Class	Name and Address of Account	Percentage
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.14%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	9.90%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.10%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.50%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.34%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.41%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	31.00%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	7.76%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.16%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.91%
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.90%

AI-011 12/2065

Principal Holders

Class	Name and Address of Account	Percentage
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.73%
Institutional Class
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER MUTUAL FUND DEPARTMENT FL3 BROOKLYN NY 11245	10.10%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.29%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	20.21%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	17.91%
NATIONAL HIGH YIELD FUND Class A
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.06%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.09%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	16.70%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.87%

AI-011 12/2066

Class	Name and Address of Account	Percentage
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	10.09%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.47%
Class C
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	11.41%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.39%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	6.88%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	14.63%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	9.28%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.49%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.52%
Institutional Class
	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS 295 CHIPETA WAY SALT LAKE CITY UT 84108	26.22%

AI-011 12/2067

Principal Holders

Class	Name and Address of Account	Percentage
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	19.50%
	UBS WM USA SPECIAL CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	10.03%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	8.38%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.62%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.54%

AI-011 12/2068

Appendix A: Description of Ratings

DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody’s

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):

Aaa: Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa: Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A: Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa: Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba: Judged to be speculative obligations, they are subject to substantial credit risk.

B: Considered to be speculative obligations, they are subject to high credit risk.

Caa: Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca: Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

For all categories from Aa through Caa, Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

Standard and Poor’s

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA: These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA: These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A: These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C: These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D: These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Fitch

AAA: Judged to be highest credit quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Judged to be very high credit quality; obligor’s ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Judged to be high credit quality; obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

BBB: Judged to be satisfactory credit quality; obligor’s ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

BB, B, CCC, CC, C: These are not investment grade; predominantly speculative with respect to the issuer’s capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.

AI-011 12/2069

Appendix A: Description of Ratings

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody’s

P-1: Judged to have a superior ability to repay short-term debt obligations.

P-2: Judged to have a strong ability to repay short-term debt obligations.

P-3: Judged to have an acceptable ability to repay short-term debt obligations.

Standard and Poor’s

A-1: These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2: These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3: These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B: These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C: These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D: These obligations are in default, and payment of principal and/or interest is likely in arrears.

Fitch

F-1+: Exceptionally strong quality

F-1: Very strong quality

F-2: Good credit quality

F-3: Fair quality

F-S: Weak credit quality

DESCRIPTION OF STATE AND MUNICIPAL NOTES RATINGS

Moody’s

Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1: Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2: Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3: Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG: Indicates speculative credit quality with questionable margins of protection.

Standard and Poor’s

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:

SP-1: Indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Indicates a satisfactory capacity to pay principal and interest.

SP-3: Indicates a speculative capacity to pay principal and interest.

AI-011 12/2070

Fitch

F-1+: Exceptionally strong quality

F-1: Very strong quality

F-2: Good credit quality

F-3: Fair quality

F-S: Weak credit quality

AI-011 12/2071

PART C
(Voyageur Mutual Funds)
File Nos. 033-63238/811-07742
Post-Effective Amendment No. 60

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.
			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 33 filed December 28, 2007.
(ii)

Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 38 filed December 29, 2009 (Accession No. 0001206774-09-002456).

(iii)

Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 38 filed December 29, 2009 (Accession No. 0001206774-09-002456).

			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 50 filed December 24, 2015.
		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.
	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed December 24, 2015.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 39 filed October 29, 2010.

(2)

Executed Investment Advisory Expense Limitation Letter (December 22, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Idaho Fund and Delaware National High Yield Municipal Bond Fund attached as Exhibit No. EX-99.d.2.

(3)

Executed Investment Advisory Expense Limitation Letter (December 22, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund attached as Exhibit No. EX-99.d.3.

	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 54 filed December 28, 2017.

		(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed December 27, 2018.
		(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed December 27, 2018.
		(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed December 27, 2018.
	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed December 29, 2008.

			(i)	Executed Amendment (January 1, 2014) to the Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 48 filed December 30, 2014.
			(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 54 filed December 28, 2017.
	(h)	Other Material Contracts.
(1)

Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 26 filed October 31, 2001.

			(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2003.
			(ii)	Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed December 27, 2018.
(iii)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 48 filed December 30, 2014.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed December 30, 2014.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 54 filed December 28, 2017.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed December 30, 2014.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 48 filed December 30, 2014.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 54 filed December 28, 2017.

(i)	Legal Opinion.
	(1)	Opinion and Consent of Counsel (August 5, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.
(2)

Opinion and Consent of Counsel (December 29, 2008) with respect to the Institutional Class of Delaware National High-Yield Municipal Bond Fund incorporated into this filing by reference to Post-Effective Amendment No. 37 filed December 30, 2008 (Accession No. 0001137439-08-000468).

(3)

Opinion and Consent of Counsel (December 27, 2013) with respect to the Institutional Class of the Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund incorporated into this filing by reference to Post-Effective Amendment No. 46 filed December 30, 2013.

	(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (December 2020) attached as Exhibit No. EX-99.j.
	(k)	Omitted Financial Statements. Not applicable.
	(l)	Initial Capital Agreements. Not applicable.
	(m)	Rule 12b-1 Plan. Plans under Rule 12b-1 for Class A and Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 26 filed October 31, 2001.
	(n)	Rule 18f-3 Plan.
(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020) attached as Exhibit No. EX-99.n.1.
	(o)	Reserved.
	(p)	Codes of Ethics.
(1) Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020) attached as Exhibit No. EX-99.p.1.
	(q)	Other.
(1) Powers of Attorney (August 20, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed December 24, 2015.
(2) Power of Attorney for Jerome D. Abernathy (December 19, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed December 26, 2019.
(3) Power of Attorney for Christianna Wood (December 18, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed December 26, 2019.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 33 filed December 28, 2007. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed December 24, 2015.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Shawn Lytle	President since June 2015	President/Chief Executive Officer/Trustee since June 2015	Mr. Lytle has served in various executive capacities within Macquarie Investment Management
Roger A. Early	Executive Vice President/Chief Investment Officer - US Fixed Income/ Executive Director	Executive Vice President/Executive Director, Chief Investment Officer - US Fixed Income	Mr. Early has served in various capacities within Macquarie Investment Management
John Leonard	Executive Vice President/Global Head of Equities/Executive Director	Executive Vice President/Global Head of Equities	Mr. Leonard has served in various executive capacities within Macquarie Investment Management
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income	Executive Vice President/Head of Fixed Income	Mr. Lewthwaite has served in various executive capacities within Macquarie Investment Management
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/General Counsel/Secretary	Mr. Connor has served in various executive capacities within Macquarie Investment Management Senior Vice President/General Counsel/Secretary – Optimum Fund Trust
Brian L. Murray, Jr.	Senior Vice President/ Global Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Macquarie Investment Management Senior Vice President/Global Chief Compliance Officer – Optimum Fund Trust
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director	Senior Vice President/ Chief Financial Officer	Mr. Salus has served in various capacities within Macquarie Investment Management
Daniel V. Geatens	Vice President/ Head of US Fund Administration/Division Director	Vice President/Treasurer	Mr. Geatens has served in various capacities within Macquarie Investment Management Vice President/Treasurer/Chief Financial Officer – Optimum Fund Trust

Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. Alston has served in various capacities within Macquarie Investment Management
Christopher S. Beck	Senior Vice President/ Chief Investment Officer—Small /Mid-Cap Value Equity/Executive Director	Senior Vice President/ Chief Investment Officer—Small/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Macquarie Investment Management
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment/Division Director	Senior Vice President/Chief of Staff	Mr. Brenner has served in various capacities within Macquarie Investment Management
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/ /Co-Head of High Yield	Mr. Brown has served in various capacities within Macquarie Investment Management
Michael F. Capuzzi	Senior Vice President/ Head of Investment Operations/US Chief Operating Officer/Division Director	Senior Vice President/ US Chief Operations Officer	Mr. Capuzzi has served in various capacities within Macquarie Investment Management
Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Macquarie Investment Management
Stephen J. Czepiel	Senior Vice President/ Head of Municipal Bonds Portfolio Management	Senior Vice President/ Head of Municipal Bonds Portfolio Management	Mr. Czepiel has served in various capacities within Macquarie Investment Management
Craig C. Dembek	Senior Vice President/ Head of Credit Research	Senior Vice President/ Head of Credit Research	Mr. Dembek has served in various capacities within Macquarie Investment Management
Joseph Devine	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities/Division Director	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities	Mr. Devine has served in various capacities within Macquarie Investment Management
W. Alexander Ely	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity	Mr. Ely has served in various capacities within Macquarie Investment Management
Brad Frishberg	Senior Vice President/ Chief Investment Officer, Global Listed Infrastructure/Division Director	None	Mr. Frishberg has served in various capacities within Macquarie Investment Management
Stuart M. George	Senior Vice President/Global Head of Equity Trading/Division Director	Senior Vice President/Global Head of Equity Trading	Mr. George has served in various capacities within Macquarie Investment Management
Gregory Gizzi	Senior Vice President/ Head of Municipal Bonds/Division Director	Senior Vice President/ Head of Municipal Bonds	Mr. Gizzi has served in various capacities within Macquarie Investment Management
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Division Director	Senior Vice President/Head of Global and Multi-Asset Credit	Mr. Hillmeyer has served in various capacities within Macquarie Investment Management
James L. Hinkley	Senior Vice President/ Head of Global Product Development/Head of Special Projects	None	Mr. Hinkley has served in various capacities within Macquarie Investment Management
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, Portfolio Manager/Division Director	Senior Vice President/Head of Credit Trading	Mr. Ishaq has served in various capacities within Macquarie Investment Management
Alexander Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director	Senior Vice President/Head of Emerging Markets Debt	Mr. Kozhemiakin has served in various capacities within Macquarie Investment Management
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. LaTorraca has served in various capacities within Macquarie Investment Management
Nik Lalvani	Senior Vice President/ Chief Investment Officer – Large Cap Value/Division Director	Senior Vice President/ Chief Investment Officer – Large Cap Value	Mr. Lalvani has served in various capacities within Macquarie Investment Management
Stefan Loewenthal	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team/Division Director	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team	Mr. Lowenthal has served in various capacities within Macquarie Investment Management
Daniela Mardarovici	Senior Vice President/Co-Head of High Yield/Division Director	Senior Vice President/Co-Head of High Yield	Ms. Mardarovici has served in various capacities within Macquarie Investment Management

John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Mr. McCarthy has served in various capacities within Macquarie Investment Management
Brian McDonnell	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Executive Director	Senior Vice President/Head of US Core Fixed Income	Mr. McDonnell has served in various capacities within Macquarie Investment Management
Carleen Michalski	Senior Vice President/ Head of Global Product Development/Associate Director	Senior Vice President/ Head of Global Product Development	Ms. Michalski has served in various capacities within Macquarie Investment Management
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Senior Vice President/Chief Investment Officer, Core Equity	Mr. Morris has served in various capacities within Macquarie Investment Management
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments	Ms. Natalini has served in various capacities within Macquarie Investment Management
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director	Senior Vice President/Head of Derivatives	Mr. Obazee has served in various capacities within Macquarie Investment Management
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director	Senior Vice President/US Head of Quantitative and Markets Research	Mr. O’Brien has served in various capacities with Macquarie Investment Management
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Associate Director	Senior Vice President/Senior Portfolio Manager	Mr. Rasul has served in various capacities with Macquarie Investment Management
Kevin Schildt	Senior Vice President/Co-Head of Municipal Credit Research	Senior Vice President/Co-Head of Municipal Credit Research	Mr. Schildt has served in various capacities with Macquarie Investment Management
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Senior Vice President/Global Head of Marketing and Product	Mr. Siegel has served in various capacities with Macquarie Investment Management
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading	Senior Vice President/ Head of Municipal Trading	Mr. Van Roden has served in various capacities within Macquarie Investment Management
Kathryn R. Williams	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Macquarie Investment Management
Gary T. Abrams	Vice President/Head of International Equity Trading	Vice President/Head of International Equity Trading	Mr. Abrams has served in various capacities within Macquarie Investment Management
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager	None	Mr. Chiarieri has served in various capacities within Macquarie Investment Management
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Macquarie Investment Management
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Vice President/ Associate Director of US Portfolio Administration	Mr. Daga has served in various capacities within Macquarie Investment Management
Euclyn A. Denton	Vice President/Senior Manager of US Fund Administration	Vice President/Financial Administration	Mr. Denton has served in various capacities within Macquarie Investment Management
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Dresnin has served in various capacities within Macquarie Investment Management
Joel A. Ettinger	Vice President/Taxation/Associate Director	Vice President/Taxation	Mr. Ettinger has served in various capacities within Macquarie Investment Management
William J. Fink	Vice President/ Deputy Chief Compliance Officer/Senior Manager	None	Mr. Fink has served in various capacities within Macquarie Investment Management
Joseph A. Fiorilla	Vice President/Trading Operations/Associate Director	Vice President/Head of US Trading Operations	Mr. Fiorilla has served in various capacities within Macquarie Investment Management

Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None	Mr. Hoban has served in various capacities within Macquarie Investment Management
Christopher Gowlland	Vice President/Head of Equity Quantitative Research/Associate Director	Vice President/Head of Equity Quantitative Research/Associate Director	Mr. Gowlland has served in various capacities within Macquarie Investment Management
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Hopkins has served in various capacities within Macquarie Investment Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Johnson has served in various capacities within Macquarie Investment Management
Francis Magee	Vice President/Senior Manager, US Fund Administration	Vice President/Financial Administration	Mr. Magee has served in various capacities within Macquarie Investment Management
Michael Q. Mahoney	Vice President/ Fund Administration/Head of US Service Provider Manager/Associate Director	Vice President/Head of US Service Provider Management	Mr. Mahoney has served in various capacities within Macquarie Investment Management
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management	Vice President/Associate Director of US Transaction Management	Mr. McEvoy has served in various capacities within Macquarie Investment Management
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director	Vice President/Head of US SMA Trading	Mr. Pan has served in various capacities within Macquarie Investment Management
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Shields has served in various capacities within Macquarie Investment Management
William Speacht	Vice President /Deputy Chief Compliance Officer/Associate Director	Vice President /Deputy Chief Compliance Officer	Mr. Speacht has served in various capacities within Macquarie Investment Management
Molly Thompson	Vice President/Head of MIM Americas Client Services/Associate Director	None	Ms. Thompson has served in various capacities within Macquarie Investment Management
Kelly Vaughan	Vice President/MIM Americas Client Service Manager/Senior Manager	None	Ms. Vaughan has served in various capacities within Macquarie Investment Management
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Wang has served in various capacities within Macquarie Investment Management
Lauren Weintraub	Vice President/Equity Trader/Senior Manager	None	Ms. Weintraub has served in various capacities within Macquarie Investment Management
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director	None	Mr. Zalewski has served in various capacities within Macquarie Investment Management
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer	Mr. Lenoir has served in various capacities within Macquarie Investment Management

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds® by Macquarie and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer

Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
Kathryn R. Williams	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Dresnin	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Daniel V. Geatens	Vice President/Division Director	Vice President/Treasurer
John L. Greico	Vice President/Senior Consultant, CSG Americas/Associate Director	None
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Rachel Jacobs	Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
William Speacht	Vice President/Deputy Chief Compliance Officer/Associate Director	Vice President/Deputy Chief Compliance Officer
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of December, 2020.

VOYAGEUR MUTUAL FUNDS

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	December 29, 2020
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	December 29, 2020
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	December 29, 2020
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	December 29, 2020
Ann D. Borowiec

Joseph W. Chow	*	Trustee	December 29, 2020
Joseph W. Chow

John A. Fry	*	Trustee	December 29, 2020
John A. Fry

Lucinda S. Landreth	*	Trustee	December 29, 2020
Lucinda S. Landreth

Frances A. Sevilla-Sacasa	*	Trustee	December 29, 2020
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	December 29, 2020
Thomas K. Whitford

Christianna Wood	*	Trustee	December 29, 2020
Christianna Wood

Janet L. Yeomans	*	Trustee	December 29, 2020
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	December 29, 2020
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Voyageur Mutual Funds N-1A)

Exhibit No.	Exhibit
EX-99.d.2

Executed Investment Advisory Expense Limitation Letter (December 22, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Idaho Fund and Delaware National High Yield Municipal Bond Fund

EX-99.d.3

Executed Investment Advisory Expense Limitation Letter (December 22, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund

EX-99.j	Consent of Independent Registered Public Accounting Firm (December 2020)
EX-99.n.1	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020)
EX-99.p.1	Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020)